                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07755

                           Nuveen Multistate Trust II
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                      Date of fiscal year end: February 28
                                               -----------

                      Date of reporting period: August 31, 2004
                                                ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Semiannual Report dated August
                                               31, 2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Connecticut Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
Nuveen New York Insured Municipal Bond Fund


[LOGO] Nuveen Investments

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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With long-term interest rates near historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

October 15, 2004

[PHOTO]

Timothy R. Schwertfeger


        "No one knows what the future will bring, which is why we think a well-balanced portfolio. . . is an important
                     component in achieving your long-term
                               financial goals."


                           Semiannual Report  Page 1

  Portfolio Manager's Comments

  Nuveen Connecticut, New Jersey, New York and New York Insured Municipal Bond Funds

  Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies, and the performance of the Nuveen Connecticut, New Jersey, New York and New York Insured Municipal Bond Funds. Paul, who has 13 years of investment experience, has managed all the Funds since 1999.

--------------------------------------------------------------------------------

What factors had the greatest influence on the United States economy and the municipal market during the six-month period ended August 31, 2004?

As the period began, a growing body of data was pointing to a steadily growing economy. After the release of a better-than-expected March jobs report, fixed-income investors became concerned that economic expansion would generate an increase in inflation, which in turn would lead the Federal Reserve Board to rapidly raise short-term interest rates (inflation is undesirable for bond owners because it reduces the present value of their securities' future income payments). The concerns about inflation mounted as the period progressed and oil prices soared to almost $50 per barrel. As expected, the Fed did raise rates twice during the period, once in June and again in August. The Fed also raised rates in September, after the end of the reporting period.

Against this backdrop, the municipal bond market saw generally rising long-term yields and falling bond prices during the past six months (bond yields and prices move in opposite directions). The higher yields were most pronounced on the short end of the yield curve, reflecting the expectation for future action from the Fed. Longer bonds also saw a rise in yields, while intermediate bonds, especially in the 10- to 20-year maturity range, were only modestly changed. Lower- and non-rated bonds tended to be the market's best performers during the period, reflecting increased demand for higher yielding bonds in this low interest rate environment.

For the first eight months of 2004, national municipal bond supply totaled $241 billion, a 9 percent decrease over the same time period in 2003. The modest decline reflected the rising interest rate environment, which made it less attractive for issuers to refinance outstanding bonds. Also, higher revenue collections meant that fewer states and municipalities needed to issue debt to finance operations. In Connecticut, new issuance totaled approximately $3.8 billion for the first eight months of the year, an 11 percent decline compared to the same time span in 2003. New issuance in New Jersey totaled $8.7 billion for the first eight months of the year, a decline of more than a third compared to the same time span in 2003. Supply in New York, by comparison, totaled approximately $22 billion during the first eight months of 2004, a 21 percent drop-off from the prior year.

How did the Funds perform during the six months ended August 31, 2004?

The accompanying chart on the next page provides total return performance information for the four Funds for the six-month, one-year, five-year, and ten-year periods ended August 31, 2004. Each Fund's performance is compared with its corresponding state-specific Lipper peer fund category, as well as with the national Lehman Brothers Municipal Bond Index. The reasons for each Fund's variance from the corresponding state-specific Lipper peer fund category and the national Lehman Brothers Index are discussed later in the report. While we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state funds with a national average is difficult since most of the national

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 2

Class A Shares--
Total Returns as of 8/31/04
--------------------------------------------------------------------------------

                                      Cumulative    Average Annual
                                       6-Month   ---------------------
                                      ---------- 1-Year 5-Year 10-Year
                                                 ---------------------
         Nuveen Connecticut
           Municipal Bond Fund
          A Shares at NAV                  0.26%  7.31%  6.02%   5.93%
          A Shares at Offer               -3.94%  2.82%  5.12%   5.47%
         Lipper Connecticut Municipal
           Debt Funds Category
           Average/1/                     -0.08%  6.06%  5.62%   5.69%
         Lehman Brothers Municipal
           Bond Index/2/                   0.55%  7.11%  6.67%   6.56%
         -------------------------------------------------------------

         Nuveen New Jersey
           Municipal Bond Fund
          A Shares at NAV                  0.12%  7.14%  5.84%   5.74%
          A Shares at Offer               -4.08%  2.63%  4.95%   5.29%
         Lipper New Jersey Municipal
           Debt Funds Category
           Average/1/                     -0.27%   6.15  5.33%   5.45%
         Lehman Brothers Municipal
           Bond Index/2/                   0.55%  7.11%  6.67%   6.56%
         -------------------------------------------------------------


                                     Cumulative    Average Annual
                                      6-Month   ---------------------
                                     ---------- 1-Year 5-Year 10-Year
                                                ---------------------

           Nuveen New York Municipal
             Bond Fund
            A Shares at NAV               0.25%  7.71%  6.07%   6.15%
            A Shares at Offer            -3.99%  3.23%  5.17%   5.70%
           Lipper New York Municipal
             Debt Funds Category
             Average/1/                  -0.10%  6.31%  5.73%   5.69%
           Lehman Brothers Municipal
             Bond Index/2/                0.55%  7.11%  6.67%   6.56%
           ----------------------------------------------------------

           Nuveen New York Insured
             Municipal Bond Fund
            A Shares at NAV               0.24%  7.37%  6.21%   5.86%
            A Shares at Offer            -3.96%  2.81%  5.30%   5.41%
           Lipper New York Insured
             Municipal Debt Funds
             Category Average/1/         -0.14%  6.38%  5.77%   5.74%
           Lehman Brothers Municipal
             Bond Index/2/                0.55%  7.11%  6.67%   6.56%
           ----------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

index's results come from out-of-state bonds, many of which do not benefit from the sort of state tax exemption afforded to in-state bonds for in-state taxpayers.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income, as dividends to shareholders. As of August 31, 2004, the Nuveen Connecticut, New Jersey, New York and New York Insured Municipal Bond Funds had negative UNII.

--------------------------------------------------------------------------------

1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended August 31, 2004. The Lipper categories contained 22, 22, 21 and 12 funds in the Lipper Connecticut Municipal Debt Funds Category, 56, 56, 49 and 30 funds in the Lipper New Jersey Municipal Debt Funds Category, 108, 108, 86 and 50 funds in the Lipper New York Municipal Debt Funds Category and 9, 9, 9 and 4 funds in the Lipper New York Insured Municipal Debt Funds Category for the respective six-month, one-, five- and ten-year periods ended August 31, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.


                           Semiannual Report  Page 3

What strategies were used to manage these Funds during the six month reporting period ended August 31, 2004, and how did these strategies influence performance during the period?

All Nuveen municipal bond portfolios are managed with input from Nuveen's experienced research team. That input notwithstanding, each Fund's recent performance varied based upon a variety of unique circumstances. We outline these circumstances below, as well as provide more information about our management tactics in response to these circumstances.

Connecticut

At period end, Connecticut maintained credit ratings of Aa3 with a stable outlook and AA with a stable outlook from Moody's and Standard & Poor's, respectively. The state's current biennial budget closed both a $1 billion budget gap for fiscal year 2004 and a projected $1.5 billion budget gap for fiscal year 2005. These deficits were closed through a combination of tax increases, spending cuts, and one-time revenues. Connecticut's economy continued to recover during the period, and its hard-hit manufacturing sector began to stabilize. Increases in defense spending have benefited the state, which ranks fifth nationwide in securing defense contracts. At the end of August 2004, Connecticut's unemployment rate was 4.6 percent, well below the national average of 5.4 percent and the state's August 2003 jobless rate of 5.6 percent.

For the six-month reporting period, the total return for the Nuveen Connecticut Municipal Bond Fund at NAV outperformed the Lipper Connecticut Municipal Debt Funds category, but fell short of the national Lehman Brothers Municipal Bond Index. The Fund's performance benefited from owning bonds representing a variety of maturities that responded well to recent market conditions. Positive security selection, especially in the resource recovery sector, also helped the Fund. For example, bonds issued for Ogden Martin were strong performers as investors became increasingly confident about the securities' fundamentals. Resource recovery bonds issued for Wheelabrator Lisbon also gained in value during the period. Several of the Fund's healthcare investments added to results, with bonds issued by Connecticut Health and Education Facilities Hospital for Special Care among the top performers in the portfolio.

On the negative side, the Fund owned some Puerto Rico bonds backed by tobacco settlement revenues, which investors worried were vulnerable to new legal risks. A position in certain inverse-floating-rate bonds (whose coupon rates vary inversely with changes in short-term interest rates) also hurt performance. These long-duration bonds continued to provide above-market income but performed poorly on a total return basis as interest rates rose.

We were generally comfortable with the portfolio's positioning and made only modest changes during the past six months. We sold some of the Fund's shorter holdings, which were most adversely affected by higher shorter-term interest rates. Also, to manage the Fund's duration, we looked to buy bonds in the long-intermediate part of the yield curve, especially those with 15- to 20-year maturity dates. This part of the yield curve was least affected by rising rates during the period and, we believed, offered the best value opportunities for our shareholders. This has been an ongoing area of emphasis in the Fund for the last couple of years. Among these intermediate purchases, we added high-grade bonds, with new bonds including various AAA-rated higher education credits.

New Jersey

New Jersey, along with many other states, has grappled with budget problems stemming from declines in income tax and capital gains tax collections. The state's $24 billion budget for the 2004 fiscal year was balanced through increases in cigarette, hotel, and casino taxes; decreases in property-tax rebates to homeowners; and reliance on bonds backed by tobacco settlement revenues. On June 30, New Jersey adopted a $28 billion


                           Semiannual Report  Page 4
budget for fiscal 2005 that included substantial new Medicaid spending, an increase in property-tax rebates, and a variety of tax increases. The budget also included nearly $2 billion in deficit financing, with the deficit financing secured by the new taxes. Unaudited figures show that fiscal year 2004 revenues were 4 percent above expectations, while fiscal 2005 revenues were on target at this writing. Strong performance from the pharmaceutical, biotechnology, and financial sectors have helped New Jersey's economy, while the telecommunications sector continues to struggle. The state's unemployment rate was 4.8 percent at period end, below the national average of 5.4 percent. In July, Moody's downgraded the state's credit rating to Aa3 from Aa2, while Standard & Poor's downgraded New Jersey to AA- from AA. In their downgrades, both agencies cited the state's structurally unbalanced budgets.

For the six-month reporting period, the total return for the Nuveen New Jersey Municipal Bond Fund at NAV outperformed the Lipper New Jersey Municipal Debt Funds category, but fell short of the national Lehman Brothers Municipal Bond Index. The performance of the New Jersey Municipal Bond Fund was helped by its weighting in intermediate bonds, whose prices tended to be the least adversely affected by rising rates. The Fund's performance also was helped by its weighting in lower-rated securities, which gained as investors seemingly became less risk averse during the period. On August 31, 2004, approximately 14% of the portfolio was invested in BBB-rated or nonrated bonds.

On the negative side, the Fund owned a handful of bonds backed by tobacco settlement revenues, which investors worried were vulnerable to new legal risks. A position in certain inverse-floating-rate bonds (whose coupon rates vary inversely with changes in short-term interest rates) also hurt performance. These long-duration bonds continued to provide above-market income but performed poorly on a total return basis as interest rates rose.

We were generally comfortable with the portfolio's positioning and made only modest changes during the past six months. We sold some of the Fund's shorter holdings, which were most adversely affected by higher short-term interest rates. Also, to manage the Fund's duration, we looked to buy bonds in the long-intermediate part of the yield curve, especially those with 15- to 20-year maturity dates. This part of the yield curve was least affected by rising rates during the period and, we believed, offered the best value opportunities for our shareholders. This has been an ongoing area of emphasis in the Fund for the last couple of years. Among these intermediate purchases, we added high-grade bonds, with new bonds including various AAA-rated higher education credits.

New York

The Empire State, still recovering from the recession and the economic impact of the September 11, 2001 attacks, has managed to overcome these financial challenges and keep a balanced budget. For the 2004 fiscal year, New York issued more than $4 billion worth of debt, imposed higher sales and income taxes, and cut spending by approximately $2 billion. New York City, the state's economic growth engine, generated higher-than-projected tax revenues that contributed to an unexpected surplus of more than $1 billion. During the period, the state adopted its 2005 fiscal year budget, which was structurally balanced and contained no new broad-based tax increases. At period end, New York's unemployment rate was 5.6 percent, significantly below its August 2003 level of 6.4 percent but higher than the national average of 5.4 percent. On August 31, 2004, New York maintained credit ratings of A2 from Moody's and AA from Standard & Poor's.

For the six-month reporting period, the total return for the Nuveen New York Municipal Bond Fund and the Nuveen New York Insured Municipal Bond Fund at NAV outperformed their respective Lipper peer groups, while both Funds underperformed the national Lehman Brothers Municipal Bond Index. The Nuveen New York


                           Semiannual Report  Page 5

Municipal Bond Fund's performance benefited from its lower-rated holdings, which gained relatively as investors seemingly became less risk averse during the period. On August 31, approximately 19% of the portfolio was invested in BBB-rated or nonrated bonds. At the same time, the Fund was hurt by its position in certain inverse-floating-rate securities (whose coupon rates vary inversely with changes in short-term interest rates), which, because they have long durations, performed poorly on a total return basis as rates rose. The Nuveen New York Insured Municipal Bond Fund was helped by its weighting in intermediate bonds, whose prices tended to be the least adversely affected by rising rates. The Fund also benefited from favorable security selection. For example, a number of bonds in the portfolio were advance refunded and saw significant price appreciation. However, having a handful of longer bonds in the portfolio had a corresponding negative effect on total return results.

We made only modest changes and were generally comfortable with how both portfolios were positioned. In the uninsured Fund, we believed that its duration, or sensitivity to changes in interest rates, was somewhat longer than desired. Accordingly, we looked for opportunities to moderate the Fund's interest-rate risk. New purchases continued to focus on bonds in the long-intermediate part of the yield curve, those with maturity dates of 15 to 20 years, because we believed they offered shareholders the most relative value. We also added a handful of high-grade bonds while maintaining the Fund's weighting in lower-rated credits, a stance that helped performance.

For the insured Fund, we believed its duration was appropriate and sought to maintain the portfolio's level of interest-rate sensitivity. To do so, we sold some shorter bonds and, with the proceeds, bought longer bonds we believed offer better total return prospects. As with the uninsured Fund, new purchases were focused on intermediate bonds because of the value we believed they offered. In general, however, turnover was minimal, and we did not seek to make substantial structural changes to the insured Fund.


                           Semiannual Report  Page 6

  Fund Spotlight as of 8/31/04            Nuveen Connecticut Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.77   $10.76   $10.76   $10.82
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0400  $0.0330  $0.0350  $0.0415
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0446  $0.0446  $0.0446  $0.0446
      --------------------------------------------------------------------
      Inception Date                   07/13/87 02/11/97 10/04/93 02/25/97
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.
Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                 Average Annual Total Returns as of 8/31/04
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           7.31%  2.82%
                 ---------------------------------------------
                 5-Year                           6.02%  5.12%
                 ---------------------------------------------
                 10-Year                          5.93%  5.47%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           6.48%  2.48%
                 ---------------------------------------------
                 5-Year                           5.23%  5.06%
                 ---------------------------------------------
                 10-Year                          5.34%  5.34%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           6.72%
                 ---------------------------------------------
                 5-Year                           5.44%
                 ---------------------------------------------
                 10-Year                          5.36%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.55%
                 ---------------------------------------------
                 5-Year                           6.22%
                 ---------------------------------------------
                 10-Year                          6.12%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.46%  4.27%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.53%  3.38%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.15%  4.93%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.68%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.79%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.07%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.90%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.99%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.36%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.60%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.73%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.45%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            4.81%        0.45%
                            ------------------------------------------
                            5-Year            6.21%        5.30%
                            ------------------------------------------
                            10-Year           6.16%        5.70%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            4.00%        0.01%
                            ------------------------------------------
                            5-Year            5.42%        5.25%
                            ------------------------------------------
                            10-Year           5.56%        5.56%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            4.23%
                            ------------------------------------------
                            5-Year            5.64%
                            ------------------------------------------
                            10-Year           5.58%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            4.96%
                            ------------------------------------------
                            5-Year            6.43%
                            ------------------------------------------
                            10-Year           6.35%
                            ------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $285,425
                  -------------------------------------------
                  Average Effective Maturity (Years)    17.00
                  -------------------------------------------
                  Average Duration                       5.75
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid September 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2004.
2Paid December 1, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because a fund may be paying out more or less than it is earning and it may not include the effect of amortization of bonds.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

                           Semiannual Report  Page 7

  Fund Spotlight as of 8/31/04            Nuveen Connecticut Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed     58%
AA                      22%
A                        8%
BBB                     10%
NR                       1%
BB or Lower              1%


1As a percentage of total holdings as of August 31, 2004. Holdings are subject to change.

                     Sectors/1/
                     Education and Civic Organizations 21%
                     -------------------------------------
                     Tax Obligation/General            17%
                     -------------------------------------
                     Tax Obligation/Limited            15%
                     -------------------------------------
                     Utilities                         11%
                     -------------------------------------
                     U.S. Guaranteed                   10%
                     -------------------------------------
                     Healthcare                         9%
                     -------------------------------------
                     Long-Term Care                     6%
                     -------------------------------------
                     Other                             11%
                     -------------------------------------

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance

                                            Actual Performance                  (5% return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (3/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (8/31/04)    $1,002.60 $  998.70 $  999.80 $1,004.30 $1,020.97 $1,017.19 $1,018.20 $1,021.98
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.24 $    8.01 $    7.01 $    3.23 $    4.28 $    8.08 $    7.07 $    3.26
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .84%, 1.59%, 1.39% and .64% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                           Semiannual Report  Page 8

  Fund Spotlight as of 8/31/04             Nuveen New Jersey Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.75   $10.74   $10.71   $10.76
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0380  $0.0310  $0.0330  $0.0395
         --------------------------------------------------------------
         Inception Date             09/06/94 02/03/97 09/21/94 02/28/92
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                 Average Annual Total Returns as of 8/31/04
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           7.14%  2.63%
                 ---------------------------------------------
                 5-Year                           5.84%  4.95%
                 ---------------------------------------------
                 10-Year                          5.74%  5.29%
                 ---------------------------------------------

                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           6.20%  2.20%
                 ---------------------------------------------
                 5-Year                           5.04%  4.88%
                 ---------------------------------------------
                 10-Year                          5.12%  5.12%
                 ---------------------------------------------

                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           6.46%
                 ---------------------------------------------
                 5-Year                           5.25%
                 ---------------------------------------------
                 10-Year                          5.11%
                 ---------------------------------------------

                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.31%
                 ---------------------------------------------
                 5-Year                           6.04%
                 ---------------------------------------------
                 10-Year                          5.96%
                 ---------------------------------------------
                 Tax-Free Yields

                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                4.24%  4.06%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.66%  3.50%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    5.42%  5.19%
                 ---------------------------------------------

                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.46%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.92%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.33%
                 ---------------------------------------------

                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.70%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.11%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.61%
                 ---------------------------------------------

                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.41%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.86%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.72%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            4.73%        0.34%
                            ------------------------------------------
                            5-Year            6.10%        5.19%
                            ------------------------------------------
                            10-Year           5.94%        5.49%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            4.02%        0.02%
                            ------------------------------------------
                            5-Year            5.30%        5.14%
                            ------------------------------------------
                            10-Year           5.32%        5.32%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            4.16%
                            ------------------------------------------
                            5-Year            5.49%
                            ------------------------------------------
                            10-Year           5.32%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            4.90%
                            ------------------------------------------
                            5-Year            6.30%
                            ------------------------------------------
                            10-Year           6.19%
                            ------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $169,260
                  -------------------------------------------
                  Average Effective Maturity (Years)    16.81
                  -------------------------------------------
                  Average Duration                       6.19
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid September 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2004.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because a fund may be paying out more or less than it is earning and it may not include the effect of amortization of bonds.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                           Semiannual Report  Page 9

  Fund Spotlight as of 8/31/04             Nuveen New Jersey Municipal Bond Fund

================================================================================

Bond Credit Quality/1/

           [CHART]

AAA/U.S. Guaranteed     64%
AA                      13%
A                        7%
BBB                     11%
NR                       3%
BB or Lower              2%

1As a percentage of total holdings as of August 31, 2004. Holdings are subject to change.

                     Sectors/1/
                     Tax Obligation/Limited            25%
                     -------------------------------------
                     Transportation                    14%
                     -------------------------------------
                     Healthcare                        11%
                     -------------------------------------
                     U.S. Guaranteed                   10%
                     -------------------------------------
                     Education and Civic Organizations  9%
                     -------------------------------------
                     Long-Term Care                     8%
                     -------------------------------------
                     Tax Obligation/General             6%
                     -------------------------------------
                     Other                             17%
                     -------------------------------------



--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance

                                            Actual Performance                  (5% return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (3/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (8/31/04)    $1,001.20 $  997.20 $  997.40 $1,002.00 $1,020.77 $1,016.99 $1,018.00 $1,021.78
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.44 $    8.21 $    7.20 $    3.43 $    4.48 $    8.29 $    7.27 $    3.47
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .88%, 1.63%, 1.43% and .68% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report  Page 10

  Fund Spotlight as of 8/31/04               Nuveen New York Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.87   $10.88   $10.89   $10.89
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0420  $0.0355  $0.0375  $0.0440
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0062  $0.0062  $0.0062  $0.0062
      --------------------------------------------------------------------
      Inception Date                   09/07/94 02/03/97 09/14/94 12/22/86
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                 Average Annual Total Returns as of 8/31/04
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           7.71%  3.23%
                 ---------------------------------------------
                 5-Year                           6.07%  5.17%
                 ---------------------------------------------
                 10-Year                          6.15%  5.70%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           6.94%  2.94%
                 ---------------------------------------------
                 5-Year                           5.30%  5.13%
                 ---------------------------------------------
                 10-Year                          5.57%  5.57%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.16%
                 ---------------------------------------------
                 5-Year                           5.50%
                 ---------------------------------------------
                 10-Year                          5.58%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.83%
                 ---------------------------------------------
                 5-Year                           6.28%
                 ---------------------------------------------
                 10-Year                          6.40%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.64%  4.44%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.74%  3.58%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.62%  5.38%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.92%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.00%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.51%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.13%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.19%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.80%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.85%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.94%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.92%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            5.12%        0.67%
                            ------------------------------------------
                            5-Year            6.26%        5.35%
                            ------------------------------------------
                            10-Year           6.44%        5.98%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            4.36%        0.36%
                            ------------------------------------------
                            5-Year            5.48%        5.31%
                            ------------------------------------------
                            10-Year           5.82%        5.82%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            4.59%
                            ------------------------------------------
                            5-Year            5.68%
                            ------------------------------------------
                            10-Year           5.83%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            5.43%
                            ------------------------------------------
                            5-Year            6.48%
                            ------------------------------------------
                            10-Year           6.65%
                            ------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $342,402
                  -------------------------------------------
                  Average Effective Maturity (Years)    17.25
                  -------------------------------------------
                  Average Duration                       5.90
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid September 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2004.
2Paid December 1, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because a fund may be paying out more or less than it is earning and it may not include the effect of amortization of bonds.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.5%.

                          Semiannual Report  Page 11

  Fund Spotlight as of 8/31/04               Nuveen New York Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

           [CHART]

AAA/U.S. Guaranteed     44%
AA                      26%
A                        9%
BBB                     15%
NR                       4%
BB or Lower              2%


1As a percentage of total holdings as of August 31, 2004. Holdings are subject to change.

                     Sectors/1/
                     Tax Obligation/Limited            24%
                     -------------------------------------
                     Education and Civic Organizations 12%
                     -------------------------------------
                     Healthcare                        11%
                     -------------------------------------
                     U.S. Guaranteed                   10%
                     -------------------------------------
                     Utilities                         10%
                     -------------------------------------
                     Tax Obligation/General             7%
                     -------------------------------------
                     Transportation                     6%
                     -------------------------------------
                     Long-Term Care                     5%
                     -------------------------------------
                     Housing/Multifamily                5%
                     -------------------------------------
                     Water and Sewer                    5%
                     -------------------------------------
                     Other                              5%
                     -------------------------------------

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance

                                            Actual Performance                  (5% return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (3/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (8/31/04)    $1,002.50 $  998.90 $1,000.00 $1,002.70 $1,020.87 $1,017.09 $1,018.10 $1,021.88
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.34 $    8.11 $    7.11 $    3.33 $    4.38 $    8.19 $    7.17 $    3.36
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .86%, 1.61%, 1.41% and .66% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report  Page 12

  Fund Spotlight as of 8/31/04       Nuveen New York Insured Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.77   $10.79   $10.77   $10.80
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0375  $0.0305  $0.0325  $0.0390
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.1411  $0.1411  $0.1411  $0.1411
      --------------------------------------------------------------------
      Inception Date                   09/07/94 02/11/97 09/14/94 12/22/86
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                 Average Annual Total Returns as of 8/31/04
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           7.37%  2.81%
                 ---------------------------------------------
                 5-Year                           6.21%  5.30%
                 ---------------------------------------------
                 10-Year                          5.86%  5.41%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           6.62%  2.62%
                 ---------------------------------------------
                 5-Year                           5.42%  5.26%
                 ---------------------------------------------
                 10-Year                          5.24%  5.24%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           6.77%
                 ---------------------------------------------
                 5-Year                           5.61%
                 ---------------------------------------------
                 10-Year                          5.25%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.63%
                 ---------------------------------------------
                 5-Year                           6.42%
                 ---------------------------------------------
                 10-Year                          6.10%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.18%  4.00%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              2.45%  2.34%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    3.68%  3.52%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.39%
                 ---------------------------------------------
                 SEC 30-Day Yield                 1.71%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      2.57%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.62%
                 ---------------------------------------------
                 SEC 30-Day Yield                 1.90%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      2.86%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.33%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.64%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.97%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            4.79%        0.37%
                            ------------------------------------------
                            5-Year            6.40%        5.49%
                            ------------------------------------------
                            10-Year           6.11%        5.65%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            4.06%        0.09%
                            ------------------------------------------
                            5-Year            5.61%        5.45%
                            ------------------------------------------
                            10-Year           5.50%        5.50%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            4.20%
                            ------------------------------------------
                            5-Year            5.80%
                            ------------------------------------------
                            10-Year           5.50%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            4.95%
                            ------------------------------------------
                            5-Year            6.59%
                            ------------------------------------------
                            10-Year           6.34%
                            ------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $369,623
                  -------------------------------------------
                  Average Effective Maturity (Years)    16.75
                  -------------------------------------------
                  Average Duration                       5.69
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid September 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2004.
2Paid December 1, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because a fund may be paying out more or less than it is earning and it may not include the effect of amortization of bonds.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.5%.

                          Semiannual Report  Page 13

--------------------------------------------------------------------------------
  Fund Spotlight as of 8/31/04       Nuveen New York Insured Municipal Bond Fund
================================================================================

Bond Credit Quality/1/

           [CHART]

Insured                   87%
Insured/U.S. Guaranteed   13%
The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.



1As a percentage of total holdings as of August 31, 2004. Holdings are subject to change.

                     Sectors/1/
                     Tax Obligation/Limited            21%
                     -------------------------------------
                     Healthcare                        16%
                     -------------------------------------
                     U.S. Guaranteed                   13%
                     -------------------------------------
                     Tax Obligation/General            13%
                     -------------------------------------
                     Transportation                    11%
                     -------------------------------------
                     Education and Civic Organizations 10%
                     -------------------------------------
                     Utilities                          6%
                     -------------------------------------
                     Other                             10%
                     -------------------------------------

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance

                                            Actual Performance                  (5% return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (3/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (8/31/04)    $1,002.40 $  998.40 $  999.50 $1,004.10 $1,020.92 $1,017.14 $1,018.15 $1,021.93
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.29 $    8.06 $    7.06 $    3.28 $    4.33 $    8.13 $    7.12 $    3.31
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .85%, 1.60%, 1.40% and .65% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                          Semiannual Report l Page 14

Portfolio of Investments (Unaudited)
NUVEEN CONNECTICUT MUNICIPAL BOND FUND
August 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.5%

    $  4,875 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $4,419,724
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 20.6%

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Greenwich Academy Issue, Series 1996A:
       1,000  5.700%, 3/01/16 - FSA Insured                                3/06 at 101.00       AAA  1,063,240
       2,000  5.750%, 3/01/26 - FSA Insured                                3/06 at 101.00       AAA  2,113,260

             Connecticut Higher Education Supplemental Loan Authority,
             Revenue Bonds, Family Education Loan Program, Series 1996A:
         820  6.300%, 11/15/10 (Alternative Minimum Tax)                  11/04 at 102.00       Aa3    821,722
         615  6.350%, 11/15/11 (Alternative Minimum Tax)                  11/04 at 102.00       Aa3    616,304

         905 Connecticut Higher Education Supplemental Loan Authority,    11/11 at 100.00       Aaa    952,286
              Revenue Bonds, Family Education Loan Program, Series
              2001A, 5.250%, 11/15/18 (Alternative Minimum Tax) - MBIA
              Insured

       1,125 Connecticut Health and Educational Facilities Authority,      7/08 at 101.00        AA  1,131,593
              Revenue Bonds, Sacred Heart University, Series 1998E,
              5.000%, 7/01/28 - RAAI Insured

       1,500 Connecticut Health and Educational Facilities Authority,      7/05 at 101.00       AAA  1,551,090
              Revenue Bonds, Kent School, Series 1995B, 5.400%, 7/01/23
              - MBIA Insured

       1,490 Connecticut Health and Educational Facilities Authority,      7/08 at 101.00        AA  1,540,138
              Revenue Bonds, Canterbury School, Series 1998A, 5.000%,
              7/01/18 - RAAI Insured

       1,000 Connecticut Health and Educational Facilities Authority,      7/07 at 102.00       AAA  1,065,040
              Revenue Bonds, Suffield Academy, Series 1997A, 5.400%,
              7/01/27 - MBIA Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Fairfield University, Series 1999I:
         925  5.250%, 7/01/25 - MBIA Insured                               7/09 at 101.00       AAA    977,679
       2,755  5.500%, 7/01/29 - MBIA Insured                               7/09 at 101.00       AAA  2,960,220

       2,000 Connecticut Health and Educational Facilities Authority,      7/09 at 101.00       Aaa  2,181,340
              Revenue Bonds, Horace Bushnell Memorial Hall, Series
              1999A, 5.625%, 7/01/29 - MBIA Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Connecticut State University System, Series
             1999C:
       1,155  5.500%, 11/01/17 - FSA Insured                              11/09 at 101.00       AAA  1,290,505
       1,155  5.500%, 11/01/18 - FSA Insured                              11/09 at 101.00       AAA  1,290,505
       1,155  5.500%, 11/01/19 - FSA Insured                              11/09 at 101.00       AAA  1,290,505

         750 Connecticut Health and Educational Facilities Authority,      7/10 at 101.00       AAA    829,530
              Revenue Bonds, Connecticut College, Series 2000D, 5.750%,
              7/01/30 - MBIA Insured

       2,250 Connecticut Health and Educational Facilities Authority,      7/11 at 101.00       AAA  2,308,837
              Revenue Bonds, Trinity College, Series 2001G, 5.000%,
              7/01/31 - AMBAC Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Loomis Chaffee School, Series 2001D:
       1,000  5.500%, 7/01/23                                              7/11 at 101.00        A2  1,079,970
         500  5.250%, 7/01/31                                              7/11 at 101.00        A2    520,305

         650 Connecticut Health and Educational Facilities Authority,      4/14 at 100.00       AAA    709,287
              Revenue Bonds, Trinity College, Series 2004H, 5.000%,
              7/01/17 (Alternative Minimum Tax) - MBIA Insured

         925 Connecticut Health and Educational Facilities Authority,      3/11 at 101.00       AAA    946,072
              Revenue Bonds, Greenwich Academy, Series 2001B, 5.000%,
              3/01/32 - FSA Insured

         900 Connecticut Health and Educational Facilities Authority,      7/11 at 101.00        A2    960,921
              Revenue Bonds, Loomis Chaffee School, Series 2001E,
              5.250%, 7/01/21

       6,000 Connecticut Health and Educational Facilities Authority,      7/12 at 101.00        AA  6,168,960
              Revenue Bonds, University of Hartford, Series 2002E,
              5.250%, 7/01/32 - RAAI Insured

       4,500 Connecticut Health and Educational Facilities Authority,      7/09 at 100.00       AAA  4,612,050
              Revenue Bonds, Yale University, Series 2002W, 5.125%,
              7/01/27

----
15

Portfolio of Investments (Unaudited)
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
August 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

    $  1,540 Connecticut Health and Educational Facilities Authority,      7/13 at 100.00       AAA $1,579,147
              Revenue Bonds, Brunswick School, Series 2003B, 5.000%,
              7/01/33 - MBIA Insured

       2,160 University of Connecticut, Special Obligation Student Fee     5/12 at 100.00       AA-  2,371,334
              Revenue Bonds, Series 2002A, 5.250%, 5/15/18

       3,120 University of Connecticut, Student Fee Revenue Refunding     11/12 at 101.00       AAA  3,423,202
              Bonds, Series 2002A, 5.250%, 11/15/20 - FGIC Insured

       1,500 University of Connecticut, General Obligation Bonds, Series   4/11 at 101.00        AA  1,621,350
              2001A, 5.250%, 4/01/20

       1,000 University of Connecticut, General Obligation Bonds, Series   4/12 at 100.00        AA  1,105,460
              2002A, 5.375%, 4/01/19

             University of Connecticut, General Obligation Bonds, Series
             2004A:
       7,000  5.000%, 1/15/13 - MBIA Insured                                 No Opt. Call       AAA  7,816,340
       1,435  5.000%, 1/15/16 - MBIA Insured                               1/14 at 100.00       AAA  1,577,381
--------------------------------------------------------------------------------------------------------------
             Healthcare - 8.8%

         900 Connecticut Health and Educational Facilities Authority,      1/05 at 100.00       AAA    933,210
              Revenue Bonds, St. Raphael Hospital Issue, Series 1991D,
              6.625%, 7/01/14 - AMBAC Insured

       2,000 Connecticut Health and Educational Facilities Authority,      1/05 at 100.00       AAA  2,008,120
              Revenue Bonds, Bridgeport Hospital Issue, Series 1992A,
              6.625%, 7/01/18 - MBIA Insured

         800 Connecticut Health and Educational Facilities Authority,      1/05 at 102.00       AAA    818,544
              Revenue Bonds, New Britain General Hospital Issue, Series
              1994B, 6.000%, 7/01/24 - AMBAC Insured

       1,000 Connecticut Health and Educational Facilities Authority,      7/09 at 101.00       Aaa  1,057,450
              Revenue Bonds, Stamford Hospital, Series 1999G, 5.000%,
              7/01/18 - MBIA Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Hospital for Special Care, Series 1997B:
       1,000  5.375%, 7/01/17                                              7/07 at 102.00       Ba1    849,050
       3,500  5.500%, 7/01/27                                              7/07 at 102.00       Ba1  2,739,380

       1,550 Connecticut Health and Educational Facilities Authority,      7/06 at 102.00       AAA  1,665,940
              Revenue Bonds, Greenwich Hospital, Series 1996A, 5.800%,
              7/01/26 - MBIA Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/07 at 102.00       AAA  2,180,880
              Revenue Bonds, William W. Backus Hospital, Series 1997D,
              5.750%, 7/01/27 - AMBAC Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Danbury Hospital, Series 1999G:
         500  5.700%, 7/01/22 - AMBAC Insured                              7/09 at 101.00       AAA    553,570
       1,000  5.625%, 7/01/25 - AMBAC Insured                              7/09 at 101.00       AAA  1,086,600

       1,500 Connecticut Health and Educational Facilities Authority,     11/09 at 101.00       AAA  1,636,575
              Revenue Bonds, Catholic Health East, Series 1999F, 5.750%,
              11/15/29 - MBIA Insured

       2,725 Connecticut Health and Educational Facilities Authority,      7/09 at 101.00        AA  2,974,501
              Revenue Bonds, Waterbury Hospital, Series 1999C, 5.750%,
              7/01/20 - RAAI Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/10 at 101.00        AA  2,207,320
              Revenue Bonds, Eastern Connecticut Health Network, Series
              2000A, 6.000%, 7/01/25 - RAAI Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/12 at 101.00        AA  2,106,180
              Revenue Bonds, Bristol Hospital, Series 2002B, 5.500%,
              7/01/32 - RAAI Insured

       2,250 Connecticut Development Authority, Solid Waste Disposal       7/05 at 102.00       AAA  2,387,205
              Facilities Revenue Bonds, Pfizer Inc., Series 1994,
              7.000%, 7/01/25 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.9%

       1,890 Bridgeport Housing Authority, Connecticut, Multifamily       12/09 at 102.00       N/R  1,952,483
              Housing Revenue Bonds, Stratfield Apartments, Series 1999,
              7.250%, 12/01/24 (Alternative Minimum Tax)

       2,000 Connecticut Housing Finance Authority, Housing Mortgage      12/09 at 100.00       AAA  2,091,700
              Finance Program Bonds, Series 1999D-2, 6.200%, 11/15/41
              (Alternative Minimum Tax)

       1,455 New Britain Senior Citizens Housing Development               1/05 at 100.00       AAA  1,501,880
              Corporation, Connecticut, FHA-Insured Section 8 Mortgage
              Revenue Refunding Bonds, Nathan Hale Apartments, Series
              1992A, 6.875%, 7/01/24

----
16

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.9%

    $  1,500 Connecticut Housing Finance Authority, Housing Mortgage      11/12 at 100.00       AAA $1,524,360
              Finance Program Bonds, Series 2002F-3, 5.250%, 5/15/33
              (Alternative Minimum Tax)

       1,385 Connecticut Housing Finance Authority, Housing Mortgage       5/10 at 100.00       AAA  1,419,847
              Finance Program Bonds, Series 2001A-1, 5.250%, 11/15/28

       1,595 Connecticut Housing Finance Authority, Housing Mortgage      11/10 at 100.00       AAA  1,624,300
              Finance Program Bonds, Series 2001C, 5.300%, 11/15/33
              (Alternative Minimum Tax)

         945 Connecticut Housing Finance Authority, Housing Mortgage       9/04 at 100.00       AAA    947,741
              Finance Program Bonds, Series 2001D-2, 5.350%, 11/15/32
              (Alternative Minimum Tax) (Pre-refunded to 9/30/04)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.9%

         500 Connecticut Housing Finance Authority, Group Home Mortgage    6/10 at 102.00       AAA    531,940
              Finance Program Special Obligation Bonds, Series 2000GH-5,
              5.850%, 6/15/30 - AMBAC Insured

       1,000 Connecticut Health and Educational Facilities Authority,      8/08 at 102.00       AAA  1,021,800
              FHA-Insured Mortgage Revenue Bonds, Hebrew Home and
              Hospital, Series 1999B, 5.200%, 8/01/38

             Connecticut Development Authority, First Mortgage Gross
             Revenue Refunding Healthcare Bonds, Church Homes Inc. -
             Congregational Avery Heights, Series 1997:
       1,700  5.700%, 4/01/12                                              4/07 at 102.00      BBB-  1,719,550
       2,560  5.800%, 4/01/21                                              4/07 at 102.00      BBB-  2,470,861

       1,875 Connecticut Development Authority, First Mortgage Gross      12/06 at 103.00      BBB+  1,905,750
              Revenue Refunding Healthcare Bonds, Elim Park Baptist Home
              Inc., Series 1998A, 5.375%, 12/01/18

             Connecticut Development Authority, First Mortgage Gross
             Revenue Refunding Healthcare Bonds, Connecticut Baptist
             Homes Inc., Series 1999:
       1,000  5.500%, 9/01/15 - RAAI Insured                               9/09 at 102.00        AA  1,092,650
         500  5.625%, 9/01/22 - RAAI Insured                               9/09 at 102.00        AA    537,395

       1,000 Connecticut Development Authority, First Mortgage Gross      12/09 at 102.00       N/R  1,088,610
              Revenue Refunding Healthcare Bonds, Mary Wade Home Inc.,
              Series 1999A, 6.375%, 12/01/18

             Connecticut Development Authority, Revenue Refunding Bonds,
             Duncaster Inc., Series 1999A:
       2,200  5.250%, 8/01/19 - RAAI Insured                               2/10 at 102.00        AA  2,325,158
       3,910  5.375%, 8/01/24 - RAAI Insured                               2/10 at 102.00        AA  4,101,786
--------------------------------------------------------------------------------------------------------------
             Materials - 0.4%

       1,000 Sprague, Connecticut, Environmental Improvement Revenue      10/07 at 102.00       BBB  1,019,130
              Bonds, International Paper Company, Series 1997A, 5.700%,
              10/01/21 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 17.0%

       1,500 Bridgeport, Connecticut, General Obligation Refunding         8/12 at 100.00       Aaa  1,661,190
              Bonds, Series 2002A, 5.375%, 8/15/19 - FGIC Insured

       1,440 Bridgeport, Connecticut, General Obligation Bonds, Series     9/13 at 100.00       AAA  1,543,205
              2003A, 5.250%, 9/15/22 - FSA Insured

         325 Canterbury, Connecticut, General Obligation Bonds, Series       No Opt. Call        A3    384,430
              1989, 7.200%, 5/01/09

             Cheshire, Connecticut, General Obligation Bonds, Series
             1999:
         660  5.625%, 10/15/18                                            10/09 at 101.00       Aa3    740,843
         660  5.625%, 10/15/19                                            10/09 at 101.00       Aa3    741,510

         395 Colchester, Connecticut, General Obligation Bonds, Series     6/11 at 102.00       Aaa    446,409
              2001, 5.500%, 6/15/14 - FGIC Insured

             Connecticut, General Obligation Bonds, Series 2002B:
       1,000  5.500%, 6/15/19                                              6/12 at 100.00        AA  1,110,420
       2,000  5.500%, 6/15/21                                              6/12 at 100.00        AA  2,216,580

       5,000 Connecticut, General Obligation Residual Certificates,          No Opt. Call       Aa2  7,400,700
              Series 514, 13.360%, 12/15/13 (IF)

       1,000 Connecticut, General Obligation Bonds, Series 2002D,         11/12 at 100.00        AA  1,091,580
              5.375%, 11/15/21

       1,000 Connecticut, General Obligation Bonds, Series 2001D,         11/11 at 100.00        AA  1,057,130
              5.000%, 11/15/20

       2,500 Connecticut, General Obligation Bonds, Series 2002A,          4/12 at 100.00        AA  2,743,600
              5.375%, 4/15/19

       3,330 Connecticut, General Obligation Bonds, Series 2004C,          4/14 at 100.00       AAA  3,502,028
              5.000%, 4/01/23 - FGIC Insured

----
17

Portfolio of Investments (Unaudited)
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
August 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  1,015 East Lyme, Connecticut, General Obligation Bonds, Series      7/11 at 102.00       Aaa $1,109,831
              2001, 5.000%, 7/15/16 - FGIC Insured

         200 Glastonbury, Connecticut, General Obligation Bonds, Series      No Opt. Call       Aa1    220,924
              1988, 7.200%, 8/15/06

         150 Griswold, Connecticut, General Obligation Bonds, Series         No Opt. Call       AAA    155,264
              1989, 7.500%, 4/01/05 - MBIA Insured

         340 Middletown, Connecticut, General Obligation Bonds, Series       No Opt. Call        AA    368,087
              1990, 6.900%, 4/15/06

         500 New Haven, Connecticut, General Obligation Bonds, Series      2/08 at 101.00       AAA    518,970
              1999, 4.700%, 2/01/15 - FGIC Insured

       1,630 New Haven, Connecticut, General Obligation Bonds, Series     11/10 at 101.00       AAA  1,711,435
              2001A, 5.000%, 11/01/20 - FGIC Insured

             New London, Connecticut, General Obligation Bonds, Series
             1988:
         120  7.300%, 12/01/05                                               No Opt. Call        A+    128,432
         100  7.300%, 12/01/07                                               No Opt. Call        A+    115,747

         975 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A  1,036,367
              2000A, 6.000%, 6/01/20 - ACA Insured

             Old Saybrook, Connecticut, General Obligation Bonds, Series
             1989:
         160  7.400%, 5/01/08                                                No Opt. Call        A1    187,230
         160  7.400%, 5/01/09                                                No Opt. Call        A1    191,243

             Old Saybrook, Connecticut, General Obligation Bonds, Series
             1991:
         275  6.500%, 2/15/10 - AMBAC Insured                                No Opt. Call       AAA    324,178
         270  6.500%, 2/15/11 - AMBAC Insured                                No Opt. Call       AAA    324,205

             Regional School District 16, Beacon Falls and Prospect,
             Connecticut, General Obligation Bonds, Series 2000:
         650  5.500%, 3/15/18 - FSA Insured                                3/10 at 101.00       Aaa    722,657
         650  5.625%, 3/15/19 - FSA Insured                                3/10 at 101.00       Aaa    728,956
         650  5.700%, 3/15/20 - FSA Insured                                3/10 at 101.00       Aaa    731,335

       1,460 Regional School District 8, Andover, Hebron and               5/11 at 101.00       Aaa  1,545,118
              Marlborough, Connecticut, General Obligation Bonds, Series
              2002, 5.000%, 5/01/21 - FSA Insured

         420 Regional School District 15, Connecticut, General             8/10 at 101.00       Aaa    436,863
              Obligation Bonds, Series 2002, 5.000%, 8/15/22 - FSA
              Insured

       2,050 Stratford, Connecticut, General Obligation Bonds, Series      2/12 at 100.00       AAA  2,082,369
              2002, 4.000%, 2/15/16 - FSA Insured

       3,700 Puerto Rico, Public Improvement Bonds, TICS/TOCS, Series        No Opt. Call       AAA  5,421,055
              2001, 10.360%, 7/01/19 (IF) - FSA Insured

             Waterbury, Connecticut, General Obligation Bonds, Series
             2002A:
       1,500  5.375%, 4/01/16 - FSA Insured                                4/12 at 100.00       AAA  1,672,635
       1,090  5.375%, 4/01/17 - FSA Insured                                4/12 at 100.00       AAA  1,214,533

             Waterbury, Connecticut, General Obligation Tax Revenue
             Intercept Bonds, Series 2000:
         910  6.000%, 2/01/18 - RAAI Insured                               2/09 at 101.00        AA  1,002,110
       1,025  6.000%, 2/01/20 - RAAI Insured                               2/09 at 101.00        AA  1,128,751

             Winchester, Connecticut, General Obligation Bonds, Series
             1990:
         140  6.750%, 4/15/06                                                No Opt. Call        A2    151,089
         140  6.750%, 4/15/07                                                No Opt. Call        A2    156,330
         140  6.750%, 4/15/08                                                No Opt. Call        A2    160,583
         140  6.750%, 4/15/09                                                No Opt. Call        A2    164,079
         140  6.750%, 4/15/10                                                No Opt. Call        A2    166,858
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 14.6%

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Nursing Home Program, St. Camillus Health
             Center, Series 1994:
       2,000  6.250%, 11/01/18                                            11/04 at 102.00        AA  2,047,080
       3,695  6.250%, 11/01/18 - AMBAC Insured                            11/04 at 102.00       AAA  3,795,541

         825 Connecticut Health and Educational Facilities Authority,      7/08 at 102.00       AAA    835,560
              Revenue Bonds, Child Care Facilities Program, Series
              1998A, 5.000%, 7/01/28 - AMBAC Insured

       5,000 Connecticut Health and Educational Facilities Authority,     11/04 at 102.00       AAA  5,136,050
              Revenue Bonds, Nursing Home Program, St. Joseph's Manor,
              Series 1994, 6.250%, 11/01/16 - AMBAC Insured

       3,000 Connecticut Health and Educational Facilities Authority,     11/04 at 102.00       AAA  3,081,240
              Revenue Bonds, Nursing Home Program, Jewish Home for the
              Elderly, Series 1994, 6.250%, 11/01/20 - AMBAC Insured

----
18

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  2,895 Connecticut Health and Educational Facilities Authority,      7/08 at 105.00         A $3,151,758
              Revenue Bonds, New Opportunities for Waterbury Inc.,
              Series 1998A, 6.750%, 7/01/28

       4,365 Connecticut Health and Educational Facilities Authority,     11/06 at 102.00        AA  4,740,608
              Revenue Bonds, Nursing Home Program, 3030 Park Fairfield
              Health Center, Series 1996, 6.250%, 11/01/21

             Connecticut, Special Tax Obligation Transportation
             Infrastructure Purpose Bonds, Series 2002A:
       1,500  5.375%, 7/01/18 - FSA Insured                                7/12 at 100.00       AAA  1,677,210
       1,780  5.375%, 7/01/19 - FSA Insured                                7/12 at 100.00       AAA  1,982,457

       4,000 Connecticut, Special Tax Obligation Transportation           12/12 at 100.00       AAA  4,267,760
              Infrastructure Purpose Bonds, Series 2002B, 5.000%,
              12/01/20 - AMBAC Insured

       1,000 Connecticut, Special Tax Obligation Transportation            1/14 at 100.00       AAA  1,050,540
              Infrastructure Purpose Bonds, Series 2003B, 5.000%,
              1/01/23 - FGIC Insured

       1,150 Connecticut, Special Tax Obligation Transportation              No Opt. Call       AA-  1,349,767
              Infrastructure Purpose Bonds, Series 1992B, 6.125%, 9/01/12

       1,870 Connecticut, Special Obligation Rate Reduction Bonds,           No Opt. Call       AAA  2,085,387
              Series 2004A, 5.000%, 6/30/11

             Connecticut, Certificates of Participation, Juvenile
             Training School, Series 2001:
       1,275  5.000%, 12/15/20                                            12/11 at 101.00       AA-  1,344,335
       1,000  5.000%, 12/15/30                                            12/11 at 101.00       AA-  1,016,550

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00       AAA  1,149,020
              Revenue Bonds, Series 2000B, 5.750%, 7/01/19 - MBIA Insured

       2,000 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB  2,282,100
              Taxes Loan Notes, Series 1999A, 6.500%, 10/01/24

         725 Woodstock, Connecticut, Special Obligation Bonds, Woodstock   9/04 at 100.00       AAA    728,248
              Academy, Series 1990, 6.900%, 3/01/06 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Transportation - 1.7%

       2,100 Connecticut, General Airport Revenue Bonds, Bradley           4/11 at 101.00       AAA  2,134,188
              International Airport, Series 2001A, 5.125%, 10/01/26
              (Alternative Minimum Tax) - FGIC Insured

       1,000 Hartford, Connecticut, Parking System Revenue Bonds, Series   7/10 at 100.00      Baa2  1,035,620
              2000A, 6.500%, 7/01/25

       1,360 New Haven, Connecticut, Revenue Refunding Bonds, Air Rights     No Opt. Call       AAA  1,552,277
              Parking Facility, Series 2002, 5.375%, 12/01/14 - AMBAC
              Insured

         250 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC    154,803
              Bonds, American Airlines Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 9.6%

       2,800 Bridgeport, Connecticut, General Obligation Bonds, Series     3/07 at 101.00       AAA  3,029,712
              1997A, 5.250%, 3/01/17 (Pre-refunded to 3/01/07) - AMBAC
              Insured

       1,000 Bridgeport, Connecticut, General Obligation Bonds, Series     7/10 at 101.00       AAA  1,174,090
              2000A, 6.000%, 7/15/19 (Pre-refunded to 7/15/10) - FGIC
              Insured

       2,120 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA  2,316,503
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

       1,300 Connecticut Health and Educational Facilities Authority,      1/05 at 100.00       AAA  1,652,196
              Revenue Bonds, Lutheran General Healthcare System -
              Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19

       3,115 Connecticut Health and Educational Facilities Authority,     11/06 at 102.00     AA***  3,429,085
              Revenue Bonds, Nursing Home Program, Abbott Terrace Health
              Center, Series 1996, 5.750%, 11/01/13 (Pre-refunded to
              11/01/06)

         500 Connecticut Health and Educational Facilities Authority,      7/06 at 102.00       AAA    547,250
              Revenue Bonds, Trinity College, Series 1996E, 5.875%,
              7/01/26 (Pre-refunded to 7/01/06) - MBIA Insured

             Puerto Rico Infrastructure Financing Authority, Special
             Obligation Bonds, Series 2000A:
       2,540  5.500%, 10/01/32                                            10/10 at 101.00       AAA  2,745,918
       4,500  5.500%, 10/01/40                                            10/10 at 101.00       AAA  4,852,260

       2,105 Stamford, Connecticut, General Obligation Bonds, Series       8/12 at 100.00       AAA  2,354,337
              2002, 5.000%, 8/15/15 (Pre-refunded to 8/15/12)

----
19

Portfolio of Investments (Unaudited)
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
August 31, 2004

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

    $    500 University of Connecticut, Special Obligation Student Fee    11/10 at 101.00       AAA $    582,230
              Revenue Bonds, Series 2000A, 5.750%, 11/15/29
              (Pre-refunded to 11/15/10) - FGIC Insured

         135 University of Connecticut, General Obligation Bonds, Series   3/10 at 101.00       AAA      154,478
              2000A, 5.550%, 3/01/18 (Pre-refunded to 3/01/10) - FGIC
              Insured

             University of Connecticut, General Obligation Bonds, Series
             2002A:
       3,065  5.375%, 4/01/17 (Pre-refunded to 4/01/12)                    4/12 at 100.00     AA***    3,491,832
       1,000  5.375%, 4/01/18 (Pre-refunded to 4/01/12)                    4/12 at 100.00     AA***    1,139,260
----------------------------------------------------------------------------------------------------------------
             Utilities - 10.8%

       7,480 Bristol Resource Recovery Facility Operating Committee,       7/05 at 102.00        A2    7,871,428
              Connecticut, Solid Waste Revenue Refunding Bonds, Ogden
              Martin Systems of Bristol Inc., Series 1995, 6.500%,
              7/01/14

       2,025 Connecticut Development Authority, Pollution Control         10/08 at 102.00        A3    2,127,546
              Revenue Refunding Bonds, Connecticut Light and Power
              Company, Series 1993A, 5.850%, 9/01/28

         500 Connecticut Resource Recovery Authority, Subordinate            No Opt. Call        A3      501,970
              Revenue Bonds, Wallingford Project, Series 1991, 6.800%,
              11/15/04 (Alternative Minimum Tax)

       5,250 Connecticut Resource Recovery Authority, Revenue Bonds,      11/04 at 101.00       BBB    5,375,475
              American REF-FUEL Company of Southeastern Connecticut
              Project, Series 1992A, 6.450%, 11/15/22 (Alternative
              Minimum Tax)

       1,000 Connecticut Resource Recovery Authority, Revenue Bonds,      12/11 at 102.00      Baa2    1,030,240
              American REF-FUEL Company of Southeastern Connecticut
              Project, Series 1998A-II, 5.500%, 11/15/15 (Alternative
              Minimum Tax)

             Eastern Connecticut Resource Recovery Authority, Solid
             Waste Revenue Bonds, Wheelabrator Lisbon Project, Series
             1993A:
         240  5.250%, 1/01/06 (Alternative Minimum Tax)                    1/05 at 100.00       BBB      241,922
       1,370  5.500%, 1/01/14 (Alternative Minimum Tax)                    1/05 at 100.00       BBB    1,373,863
       3,915  5.500%, 1/01/20 (Alternative Minimum Tax)                    1/05 at 100.00       BBB    3,914,726

             Guam Power Authority, Revenue Bonds, Series 1999A:
       2,280  5.125%, 10/01/29 - MBIA Insured                             10/09 at 101.00       AAA    2,348,765
       1,000  5.125%, 10/01/29 - AMBAC Insured                            10/09 at 101.00       AAA    1,028,560

       4,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call       AAA    5,123,280
              TICS, Series 2002-1, 8.450%, 7/01/20 (IF) - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.0%

       1,550 Connecticut, State Revolving Fund General Revenue Bonds,     10/13 at 100.00       AAA    1,699,806
              Series 2003A, 5.000%, 10/01/16

       1,750 Connecticut Development Authority, Water Facilities Revenue   4/07 at 102.00         A    1,840,440
              Bonds, Bridgeport Hydraulic Company, Series 1995, 6.150%,
              4/01/35 (Alternative Minimum Tax)

             South Central Connecticut Regional Water Authority, Water
             System Revenue Bonds, Eighteenth Series 2003A:
       3,000  5.000%, 8/01/20 - MBIA Insured                               8/13 at 100.00       AAA    3,212,580
       3,955  5.000%, 8/01/33 - MBIA Insured                               8/13 at 100.00       AAA    4,065,102

         500 Stamford, Connecticut, Water Pollution Control System and    11/13 at 100.00       AA+      510,170
              Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32
----------------------------------------------------------------------------------------------------------------
    $262,240 Total Long-Term Investments (cost $266,464,481) - 98.7%                                 281,826,745
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.3%                                                      3,598,247
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $285,424,992
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
20

Portfolio of Investments (Unaudited)
NUVEEN NEW JERSEY MUNICIPAL BOND FUND
August 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.9%

             Tobacco Settlement Financing Corporation, New Jersey,
             Tobacco Settlement Asset-Backed Bonds, Series 2002:
    $  4,855  5.750%, 6/01/32                                              6/12 at 100.00       BBB $4,403,582
       1,000  6.000%, 6/01/37                                              6/12 at 100.00       BBB    834,000

             Tobacco Settlement Financing Corporation, New Jersey,
             Tobacco Settlement Asset-Backed Bonds, Series 2003:
         710  6.125%, 6/01/24                                              6/13 at 100.00       BBB    674,109
         750  6.375%, 6/01/32                                              6/13 at 100.00       BBB    679,508
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 9.0%

       2,500 Bergen County Improvement Authority, New Jersey, Revenue      9/12 at 101.00       N/R  2,599,450
              Bonds, Yeshiva Ktana of Passaic Project, Series 2002,
              6.000%, 9/15/27

       1,000 Housing Authority of New Brunswick, New Jersey, Lease         1/09 at 101.00       AAA  1,032,500
              Revenue Refunding Bonds, Series 1998, Rutgers University,
              4.750%, 7/01/18 - FGIC Insured

         825 New Jersey Economic Development Authority, Revenue Bonds,       No Opt. Call       N/R    879,054
              Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18

          75 New Jersey Economic Development Authority, Insured Revenue      No Opt. Call       AAA     77,132
              Bonds, Educational Testing Service Inc., Series 1995B,
              5.500%, 5/15/05 - MBIA Insured

         410 New Jersey Educational Facilities Authority, Revenue Bonds,   1/05 at 100.00        A-    411,718
              Trenton State College Issue, Series 1976D, 6.750%, 7/01/08

         410 New Jersey Educational Facilities Authority, Revenue          1/05 at 101.00      Baa1    414,592
              Refunding Bonds, Monmouth College, Series 1993A, 5.625%,
              7/01/13

       1,025 New Jersey Educational Facilities Authority, Revenue Bonds,   7/11 at 100.00       AAA  1,054,500
              Ramapo College, Series 2001D, 5.000%, 7/01/25 - AMBAC
              Insured

       2,500 New Jersey Educational Facilities Authority, Revenue Bonds,   7/13 at 100.00         A  2,479,200
              Fairleigh Dickinson University, Series 2002D, 5.250%,
              7/01/32 - ACA Insured

         500 New Jersey Educational Facilities Authority, Revenue Bonds,   7/13 at 100.00       AAA    534,000
              Rowan University, Series 2003I, 5.125%, 7/01/21 - FGIC
              Insured

         560 New Jersey Educational Facilities Authority, Revenue Bonds,   7/14 at 100.00       AAA    601,580
              Montclair State University, Series 2004L, 5.125%, 7/01/21
              - MBIA Insured

             New Jersey Educational Facilities Authority, Revenue Bonds,
             New Jersey Institute of Technology, Series 2004B:
         930  5.000%, 7/01/18 - AMBAC Insured                              1/14 at 100.00       AAA  1,004,428
         425  5.000%, 7/01/19 - AMBAC Insured                              1/14 at 100.00       AAA    456,267
       1,030  4.750%, 7/01/20 - AMBAC Insured                              1/14 at 100.00       AAA  1,072,106
         815  4.250%, 7/01/24 - AMBAC Insured                              1/14 at 100.00       AAA    782,718

         290 New Jersey Educational Facilities, Revenue Bonds, Rider       7/14 at 100.00        AA    312,342
              University, Series 2004A, 5.500%, 7/01/23

          25 New Jersey Higher Education Assistance Authority, Student     1/05 at 100.00        A+     25,069
              Loan Revenue Bonds, New Jersey Class Loan Program, Series
              1992A, 6.000%, 1/01/06 (Alternative Minimum Tax)

       1,500 Puerto Rico Industrial, Tourist, Educational, Medical and    12/12 at 101.00       BBB  1,523,220
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Refunding Bonds, Ana G. Mendez
              University System, Series 2002, 5.500%, 12/01/31
--------------------------------------------------------------------------------------------------------------
             Healthcare - 10.8%

         350 Camden County Improvement Authority, New Jersey, Revenue      8/14 at 100.00       BBB    352,492
              Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34

         500 New Jersey Health Care Facilities Financing Authority,        7/07 at 102.00      BBB-    492,620
              Revenue Refunding Bonds, St. Elizabeth Hospital Obligated
              Group, Series 1997, 6.000%, 7/01/27

       1,200 New Jersey Health Care Facilities Financing Authority,        7/07 at 102.00       AAA  1,288,860
              Revenue Refunding Bonds, Holy Name Hospital, Series 1997,
              5.250%, 7/01/20 - AMBAC Insured

         250 New Jersey Health Care Facilities Financing Authority,        1/05 at 102.00       AAA    255,908
              Revenue Bonds, Dover General Hospital and Medical Center,
              Series 1994, 5.900%, 7/01/05 - MBIA Insured

----
21

Portfolio of Investments (Unaudited)
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
August 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  4,375 New Jersey Health Care Facilities Financing Authority,        8/11 at 100.00       AAA $4,573,713
              FHA-Insured Mortgage Revenue Bonds, Jersey City Medical
              Center, Series 2001, 5.000%, 8/01/31 - AMBAC Insured

       1,710 New Jersey Health Care Facilities Financing Authority,        1/12 at 100.00        AA  1,756,888
              Revenue Refunding Bonds, Bayshore Community Hospital,
              Series 2002, 5.000%, 7/01/22 - RAAI Insured

       1,250 New Jersey Health Care Facilities Financing Authority,        7/12 at 100.00      Baa1  1,324,225
              Revenue Bonds, South Jersey Hospital System, Series 2002,
              5.875%, 7/01/21

       1,125 New Jersey Health Care Facilities Financing Authority,        7/13 at 100.00      Baa2  1,116,068
              Revenue Bonds, Somerset Medical Center, Series 2003,
              5.500%, 7/01/33

       1,000 New Jersey Health Care Facilities Financing Authority,        7/07 at 102.00       AAA  1,014,630
              Revenue Refunding Bonds, AHS Hospital Corporation, Series
              1997A, 5.000%, 7/01/27 - AMBAC Insured

         510 New Jersey Health Care Facilities Financing Authority,        7/10 at 101.00      BBB-    570,736
              Revenue Bonds, Trinitas Hospital Obligated Group, Series
              2000, 7.500%, 7/01/30

             New Jersey Health Care Facilities Financing Authority,
             Revenue Bonds, Bayone Hospital Obligated Group, Series 1994:
         215  6.400%, 7/01/07 - FSA Insured                                1/05 at 102.00       AAA    220,141
         175  6.250%, 7/01/12 - FSA Insured                                1/05 at 102.00       AAA    179,158

       2,000 New Jersey Health Care Facilities Financing Authority,        7/10 at 100.00        A+  2,124,240
              Revenue Bonds, Robert Wood Johnson University Hospital,
              Series 2000, 5.750%, 7/01/31

       1,500 New Jersey Health Care Facilities Financing Authority,        7/10 at 100.00      BBB+  1,648,200
              Revenue Bonds, St. Peter's University Hospital, Series
              2000A, 6.875%, 7/01/30

         300 New Jersey Economic Development Authority, Revenue Bonds,     1/05 at 102.00       AAA    307,128
              RWJ Health Corporation at Hamilton Obligated Group, Series
              1994, 6.250%, 7/01/14 - FSA Insured

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical and     1/05 at 102.00       AAA  1,034,930
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/16 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 3.5%

       1,000 Essex County Improvement Authority, New Jersey,              11/12 at 100.00       Aaa  1,008,360
              FNMA-Enhanced Multifamily Housing Revenue Bonds,
              Ballantyne House Project, Series 2002, 4.750%, 11/01/22
              (Alternative Minimum Tax)

       1,500 New Jersey Housing and Mortgage Finance Agency, Multifamily   3/10 at 100.00       AAA  1,579,185
              Housing Revenue Bonds, Series 2000A-1, 6.350%, 11/01/31
              (Alternative Minimum Tax) - FSA Insured

         630 New Jersey Housing and Mortgage Finance Agency, Multifamily   8/10 at 100.00       AAA    664,127
              Housing Revenue Bonds, Series 2000E-1, 5.750%, 5/01/25 -
              FSA Insured

       1,500 New Jersey Housing and Mortgage Finance Agency, Multifamily   5/06 at 102.00       AAA  1,566,885
              Housing Revenue Bonds, Series 1996A, 6.200%, 11/01/18
              (Alternative Minimum Tax) - AMBAC Insured

       1,050 Newark Housing Authority, New Jersey, GNMA Collateralized    10/09 at 102.00       Aaa  1,138,274
              Housing Revenue Bonds, Fairview Apartments Project, Series
              2000A, 6.300%, 10/20/19 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.8%

         250 New Jersey Housing and Mortgage Finance Agency, Home Buyer    1/05 at 102.00       AAA    255,303
              Program Revenue Bonds, Series 1994K, 6.300%, 10/01/16
              (Alternative Minimum Tax) - MBIA Insured

       4,000 New Jersey Housing and Mortgage Finance Agency, Home Buyer   10/07 at 101.50       AAA  4,213,160
              Program Revenue Bonds, Series 1997U, 5.700%, 10/01/14
              (Alternative Minimum Tax) - MBIA Insured

       1,630 New Jersey Housing and Mortgage Finance Agency, Home Buyer   10/10 at 100.00       AAA  1,661,149
              Program Revenue Bonds, Series 2000CC, 5.875%, 10/01/31
              (Alternative Minimum Tax) - MBIA Insured

         345 Virgin Islands Housing Finance Corporation, Single Family     3/05 at 102.00       AAA    353,991
              Mortgage Revenue Refunding Bonds, GNMA Mortgage-Backed
              Securities Program, Series 1995A, 6.450%, 3/01/16
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Industrials - 0.6%

          55 New Jersey Economic Development Authority, District Heating     No Opt. Call       N/R     55,453
              and Cooling Revenue Bonds, Trigen- Trenton Project, Series
              1993B, 6.100%, 12/01/04 (Alternative Minimum Tax)

       1,000 New Jersey Economic Development Authority, Revenue              No Opt. Call      Baa3  1,013,550
              Refunding Bonds, Kapkowski Road Landfill Project, Series
              2002, 5.750%, 10/01/21

----
22

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 7.6%

    $  3,610 New Jersey Economic Development Authority, Revenue Bonds,     1/08 at 102.00       BB+ $3,197,702
              United Methodist Homes of New Jersey Obligated Group,
              Series 1998, 5.125%, 7/01/25

       5,100 New Jersey Economic Development Authority, Revenue Bonds,    12/09 at 101.00       Aa3  5,489,589
              Jewish Community Housing Corporation of Metropolitan New
              Jersey, Series 1999, 5.900%, 12/01/31

             New Jersey Health Care Facilities Financing Authority,
             Revenue Bonds, House of the Good Shepherd Obligated Group,
             Series 2001:
       1,000  5.100%, 7/01/21 - RAAI Insured                               7/11 at 100.00        AA  1,037,940
       1,350  5.200%, 7/01/31 - RAAI Insured                               7/11 at 100.00        AA  1,379,862

       1,300 New Jersey Economic Development Authority, First Mortgage     7/08 at 102.00         A  1,347,736
              Fixed Rate Revenue Bonds, Cadbury Corporation, Series
              1998A, 5.500%, 7/01/18 - ACA Insured

         375 New Jersey Economic Development Authority, First Mortgage    11/14 at 100.00       N/R    377,115
              Revenue Bonds, Winchester Gardens at Wards Homestead,
              Series 2004A, 5.750%, 11/01/24
--------------------------------------------------------------------------------------------------------------
             Materials - 0.2%

         250 Pollution Control Financing Authority of Union County, New      No Opt. Call      Baa1    274,783
              Jersey, Pollution Control Revenue Refunding Bonds,
              American Cyanamid Company Issue, Series 1994, 5.800%,
              9/01/09
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 5.5%

       1,445 Clifton, New Jersey, General Obligation Bonds, Series 2002,   1/11 at 100.00       AAA  1,539,806
              5.000%, 1/15/19 - FGIC Insured

         500 Hillsborough Township School District, Somerset County, New     No Opt. Call       AA-    583,635
              Jersey, General Obligation School Bonds, Series 1992,
              5.875%, 8/01/11

       3,500 Middleton Township Board of Education, Monmouth County, New   8/10 at 100.00       AAA  3,634,995
              Jersey, Refunding School Bonds, 5.000%, 8/01/22 - FSA
              Insured

       1,000 New Jersey, General Obligation Bonds, Series 1992D, 5.800%,     No Opt. Call       AA-  1,089,970
              2/15/07

         165 Parsippany-Troy Hills Township, New Jersey, General             No Opt. Call        AA    155,635
              Obligation Bonds, Series 1992, 0.000%, 4/01/07

         250 Union City, Hudson County, New Jersey, General Obligation       No Opt. Call       AAA    298,580
              School Purpose Bonds, Series 1992, 6.375%, 11/01/10 - FSA
              Insured

       1,000 Washington Township Board of Education, Gloucester County,    2/13 at 100.00       Aaa  1,095,150
              New Jersey, General Obligation Bonds, Series 2004, 5.000%,
              2/01/15 - MBIA Insured

       1,000 West Deptford Township, New Jersey, General Obligation        9/14 at 100.00       Aaa    955,690
              Bonds, Series 2004, 4.375%, 9/01/27 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 24.8%

       1,005 Burlington County Bridge Commission, New Jersey, County       8/13 at 100.00        AA  1,095,410
              Guaranteed Governmental Leasing Program Revenue Bonds,
              Series 2003, 5.000%, 8/15/15

             Burlington County Bridge Commission, New Jersey, Guaranteed
             Pooled Loan Bonds, Series 2003:
       1,000  5.000%, 12/01/20 - MBIA Insured                             12/13 at 100.00       AAA  1,066,660
         695  5.000%, 12/01/21 - MBIA Insured                             12/13 at 100.00       AAA    736,387

       1,550 Essex County Improvement Authority, New Jersey, General      10/13 at 100.00       Aaa  1,586,983
              Obligation Lease Revenue Bonds, Correctional Facilities
              Project, Series 2003A, 5.000%, 10/01/28 - FGIC Insured

         500 Essex County Improvement Authority, New Jersey, Guaranteed   12/04 at 100.00      Baa2    503,030
              Pooled Revenue Bonds, Series 1992A, 6.500%, 12/01/12

       3,000 Essex County Improvement Authority, New Jersey, Lease           No Opt. Call       Aaa  3,346,110
              Revenue Bonds, Series 2003, 5.000%, 12/15/12 - FSA Insured

             Garden State Preservation Trust, New Jersey, Open Space and
             Farmland Preservation Bonds, Series 2003A:
         750  5.250%, 11/01/19 - FSA Insured                              11/13 at 100.00       AAA    822,818
       1,225  5.000%, 11/01/20 - FSA Insured                              11/13 at 100.00       AAA  1,306,058
       1,625  5.000%, 11/01/21 - FSA Insured                              11/13 at 100.00       AAA  1,721,070

         635 Board of Education of the Borough of Little Ferry, Bergen       No Opt. Call       N/R    666,179
              County, New Jersey, Certificates of Participation, 6.300%,
              1/15/08

       3,000 Middlesex County, New Jersey, Certificates of                 8/11 at 100.00       AAA  3,123,480
              Participation, Series 2001, 5.000%, 8/01/22 - MBIA Insured

----
23

Portfolio of Investments (Unaudited)
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
August 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  3,025 Middlesex County Improvement Authority, New Jersey, County    9/09 at 100.00       AAA $3,282,095
              Guaranteed Open Space Trust Fund Revenue Bonds, Series
              1999, 5.250%, 9/15/15

       1,280 New Jersey Economic Development Authority, Lease Revenue     11/08 at 101.00       Aaa  1,287,770
              Bonds, Bergen County Administration Complex, Series 1998,
              4.750%, 11/15/26 - MBIA Insured

       2,600 New Jersey Economic Development Authority, Motor Vehicle      7/14 at 100.00       AAA  2,912,468
              Surcharge Revenue Bonds, Series 2004A, 5.250%, 7/01/15 -
              MBIA Insured

         500 New Jersey Economic Development Authority, School             6/11 at 100.00       AAA    546,435
              Facilities Construction Bonds, Series 2001A, 5.250%,
              6/15/19 - AMBAC Insured

             New Jersey Economic Development Authority, School
             Facilities Construction Financing Act Bonds, Series 2002C:
       1,500  5.000%, 6/15/15 - MBIA Insured                               6/12 at 100.00       AAA  1,628,190
       1,750  5.000%, 6/15/20 - MBIA Insured                               6/12 at 100.00       AAA  1,851,010

       1,000 New Jersey Economic Development Authority, School             6/13 at 100.00       AAA  1,082,170
              Facilities Construction Bonds, Series 2003F, 5.250%,
              6/15/21 - FGIC Insured

       1,350 New Jersey Economic Development Authority, School             9/13 at 100.00       AAA  1,462,334
              Facilities Construction Bonds, Series 2004G, 5.000%,
              9/01/17 - MBIA Insured

             New Jersey Transportation Trust Fund Authority,
             Transportation System Bonds, Series 2003C:
       1,000  5.500%, 6/15/17                                              6/13 at 100.00        A+  1,114,480
       1,000  5.500%, 6/15/18                                              6/13 at 100.00        A+  1,112,130

         170 Puerto Rico Aqueduct and Sewer Authority, Revenue Refunding   7/06 at 101.50        A-    175,613
              Bonds, Guaranteed by the Commonwealth of Puerto Rico,
              Series 1995, 5.000%, 7/01/15

       4,000 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call       AAA  4,377,000
              Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 - AMBAC
              Insured

       5,000 Union County Utilities Authority, New Jersey, Solid Waste     6/08 at 102.00       AA+  5,046,150
              System County Deficiency Revenue Bonds, Series 1998A,
              5.000%, 6/15/28 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Transportation - 13.6%

       2,150 Delaware River Port Authority, New Jersey and Pennsylvania,   1/08 at 101.00       AAA  2,185,411
              Port District Project Bonds, Series 1998B, 5.000%, 1/01/26
              - MBIA Insured

       3,500 Delaware River Port Authority, New Jersey and Pennsylvania,   1/10 at 100.00       AAA  3,903,340
              Revenue Bonds, Series 1999, 5.750%, 1/01/22 - FSA Insured

       3,400 New Jersey Turnpike Authority, Revenue Bonds, Residual        7/13 at 100.00       Aaa  4,105,024
              Interest, Series 835, Series 2003A, 11.710%, 1/01/19 (IF)
              - FGIC Insured

         375 Newark Housing Authority, New Jersey, Port Authority          1/14 at 100.00       AAA    405,874
              Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 -
              MBIA Insured

         125 Port Authority of New York and New Jersey, Consolidated      10/04 at 101.00       AAA    126,751
              Revenue Bonds, Ninety-Sixth Series 1994, 6.600%, 10/01/23
              (Alternative Minimum Tax) (Pre-refunded to 10/01/04) -
              FGIC Insured

       1,000 Port Authority of New York and New Jersey, Consolidated       1/07 at 101.00       AA-  1,064,600
              Revenue Bonds, One Hundred Ninth Series 1997, 5.375%,
              7/15/22

       2,000 Port Authority of New York and New Jersey, Consolidated       6/05 at 101.00       AA-  2,065,660
              Bonds, One Hundred Twelfth Series 1998, 5.250%, 12/01/13
              (Alternative Minimum Tax)

             Port Authority of New York and New Jersey, Special Project
             Bonds, JFK International Air Terminal LLC, Sixth Series
             1997:
       2,125  6.250%, 12/01/08 (Alternative Minimum Tax) - MBIA Insured      No Opt. Call       AAA  2,383,018
       1,000  7.000%, 12/01/12 (Alternative Minimum Tax) - MBIA Insured      No Opt. Call       AAA  1,202,180
       2,000  5.750%, 12/01/22 (Alternative Minimum Tax) - MBIA Insured   12/07 at 102.00       AAA  2,192,340
       3,100  5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA Insured   12/07 at 100.00       AAA  3,348,465
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 9.4%

       2,115 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA  2,311,039
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

----
24

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** (continued)

    $    100 Essex County Improvement Authority, New Jersey, General      12/04 at 102.00       AAA $    103,393
              Obligation Lease Revenue Bonds, County Jail and Youth
              House Projects, Series 1994, 6.900%, 12/01/14
              (Pre-refunded to 12/01/04) - AMBAC Insured

       1,680 Lafayette Yard Community Development Corporation, Trenton,    4/10 at 101.00       Aaa    1,965,197
              New Jersey, Revenue Bonds, Hotel and Conference Center
              Project, Series 2000, 6.000%, 4/01/29 (Pre-refunded to
              4/01/10) - MBIA Insured

       2,645 Middleton Township Board of Education, Monmouth County, New   8/07 at 100.00       AAA    2,924,762
              Jersey, School Bonds, 5.800%, 8/01/21 (Pre-refunded to
              8/01/07) - MBIA Insured

         725 New Jersey Health Care Facilities Financing Authority,          No Opt. Call       AAA      833,736
              Revenue Bonds, Hackensack Hospital, Series 1979A, 8.750%,
              7/01/09

         625 New Jersey Economic Development Authority, Insured Revenue    5/05 at 102.00       AAA      657,956
              Bonds, Educational Testing Service Inc., Series 1995B,
              6.125%, 5/15/15 (Pre-refunded to 5/15/05) - MBIA Insured

       2,000 Puerto Rico, Public Improvement General Obligation            7/07 at 101.50       AAA    2,217,140
              Refunding Bonds, Series 1997, 5.375%, 7/01/21
              (Pre-refunded to 7/01/07) - MBIA Insured

         615 Puerto Rico, Public Improvement General Obligation            7/11 at 100.00       AAA      692,545
              Refunding Bonds, Series 2001, 5.125%, 7/01/30
              (Pre-refunded to 7/01/11) - FSA Insured

       3,900 Puerto Rico Infrastructure Financing Authority, Special      10/10 at 101.00       AAA    4,231,851
              Obligation Bonds, Series 2000A, 5.375%, 10/01/24
----------------------------------------------------------------------------------------------------------------
             Utilities - 3.5%

         855 Camden County Pollution Control Financing Authority, New     12/04 at 100.00        B2      845,185
              Jersey, Solid Waste Disposal and Resource Recovery System
              Revenue Bonds, Series 1991D, 7.250%, 12/01/10

       2,500 New Jersey Economic Development Authority, Pollution            No Opt. Call      Baa1    2,527,250
              Control Revenue Refunding Bonds, Public Service Electric
              and Gas Company, Series 2001A, 5.000%, 3/01/12

         200 Port Authority of New York and New Jersey, Special Project      No Opt. Call       N/R      207,255
              Bonds, KIAC Partners, Fourth Series 1996, 7.000%, 10/01/07
              (Alternative Minimum Tax)

         790 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call        A-      893,110
              Series 1994S, 7.000%, 7/01/07

       1,500 Puerto Rico Electric Power Authority, Power Revenue           7/05 at 100.00        A-    1,530,570
              Refunding Bonds, Series 1995Z, 5.250%, 7/01/21
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 2.8%

       1,380 Bayonne Municipal Utilities Authority, New Jersey, Water      4/13 at 100.00       Aaa    1,476,790
              System Revenue Refunding Bonds, Series 2003A, 5.000%,
              4/01/18 - XLCA Insured

       2,675 North Hudson Sewer Authority, New Jersey, Sewer Revenue       8/06 at 101.00       AAA    2,740,000
              Bonds, Series 1996, 5.125%, 8/01/22 - FGIC Insured

         500 North Hudson Sewer Authority, New Jersey, Sewer Revenue       8/12 at 100.00       Aaa      542,920
              Refunding Bonds, Series 2002A, 5.250%, 8/01/19 - FGIC
              Insured
----------------------------------------------------------------------------------------------------------------
    $159,140 Total Long-Term Investments (cost $160,481,407) - 99.0%                                 167,614,029
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.0%                                                      1,645,869
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $169,259,898
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
25

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK MUNICIPAL BOND FUND
August 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.9%

    $  1,415 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $1,282,853
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

       1,060 Erie County Tobacco Asset Securitization Corporation, New     7/10 at 101.00       BBB  1,051,880
              York, Senior Tobacco Settlement Asset- Backed Bonds,
              Series 2000, 6.000%, 7/15/20

             Monroe Tobacco Asset Securitization Corporation, New York,
             Tobacco Settlement Asset-Backed Bonds, Series 2000:
         250  6.000%, 6/01/15                                              6/10 at 101.00       BBB    249,288
       1,015  6.150%, 6/01/25                                              6/10 at 101.00       BBB    982,002

       1,230 New York Counties Tobacco Trust I, Tobacco Settlement         6/10 at 101.00       BBB  1,250,799
              Pass-Through Bonds, Series 2000, 5.800%, 6/01/23

       1,210 New York Counties Tobacco Trust II, Tobacco Settlement        6/11 at 101.00       BBB  1,107,682
              Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

       1,500 Nassau County Tobacco Settlement Corporation, New York,       7/09 at 101.00      BBB-  1,525,050
              Tobacco Settlement Asset-Backed Bonds, Series 1999A,
              6.500%, 7/15/27

         675 Rensselaer Tobacco Asset Securitization Corporation, New      6/12 at 100.00       BBB    612,144
              York, Tobacco Settlement Asset-Backed Bonds, Series 2001A,
              5.200%, 6/01/25

       2,750 TSASC Inc., New York, Tobacco Flexible Amortization Bonds,    7/09 at 101.00       BBB  2,765,153
              Series 1999-1, 6.250%, 7/15/27

       2,500 Westchester Tobacco Asset Securitization Corporation, New     7/10 at 101.00       BBB  2,529,125
              York, Tobacco Settlement Asset-Backed Bonds, Series 1999,
              6.750%, 7/15/29
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.5%

       2,000 Albany Industrial Development Agency, New York, Revenue      10/10 at 100.00        AA  2,126,740
              Bonds, Albany Law School Project, Series 2000A, 5.750%,
              10/01/30 - RAAI Insured

       1,705 Brookhaven Industrial Development Agency, New York, Revenue   9/04 at 101.00      BBB-  1,705,460
              Bonds, Dowling College, Series 1993, 6.750%, 3/01/23

       1,000 Cattaraugus County Industrial Development Agency, New York,   7/10 at 102.00      Baa1  1,073,930
              Revenue Bonds, Jamestown Community College Project, Series
              2000A, 6.500%, 7/01/30

       2,470 Dutchess County Industrial Development Agency, New York,     11/04 at 101.00        A3  2,529,823
              Civic Facility Revenue Bonds, Bard College, Series 1992,
              7.000%, 11/01/17

         700 New York City Trust for Cultural Resources, New York,         7/10 at 101.00         A    749,952
              Revenue Bonds, Museum of American Folk Art, Series 2000,
              6.000%, 7/01/22 - ACA Insured

       1,000 New York City Trust for Cultural Resources, New York,         7/12 at 100.00       AAA  1,028,510
              Revenue Bonds, Museum of Modern Art, Series 2001D, 5.125%,
              7/01/31 - AMBAC Insured

       1,685 New York City Industrial Development Agency, New York,        7/12 at 100.00        A1  1,740,571
              Civic Facility Revenue Bonds, American Council of Learned
              Societies Project, Series 2002, 5.250%, 7/01/27

             New York City Industrial Development Agency, New York,
             Civic Facility Revenue Bonds, College of New Rochelle
             Project, Series 1995:
       1,000  6.200%, 9/01/10                                              9/05 at 102.00      Baa2  1,045,680
       1,000  6.300%, 9/01/15                                              9/05 at 102.00      Baa2  1,038,890

             New York State Dormitory Authority, Lease Revenue Bonds,
             State University Dormitory Facilities, Series 2003B:
       1,250  5.250%, 7/01/31 (Mandatory put 7/01/13) - FGIC Insured         No Opt. Call       AAA  1,395,788
       2,000  5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured         No Opt. Call       AAA  2,225,300

       1,000 New York State Dormitory Authority, Second General              No Opt. Call        A3  1,156,270
              Resolution Consolidated Revenue Bonds, City University
              System, Series 1990C, 7.500%, 7/01/10

       1,500 New York State Dormitory Authority, Second General              No Opt. Call       AA-  1,646,100
              Resolution Consolidated Revenue Bonds, City University
              System, Series 1993A, 5.750%, 7/01/07

       1,000 New York State Dormitory Authority, Revenue Bonds, State      5/14 at 100.00       AA-  1,118,350
              University Educational Facilities, Series 1993B, 5.250%,
              5/15/19

         500 New York State Dormitory Authority, Revenue Bonds, Upstate    7/10 at 101.00       AAA    553,515
              Community Colleges, Series 2000A, 5.750%, 7/01/29 - FSA
              Insured

----
26

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

    $  1,750 New York State Dormitory Authority, Revenue Bonds,            7/09 at 101.00        A+ $1,866,340
              University of Rochester, Series 1999B, 5.625%, 7/01/24

       1,250 New York State Dormitory Authority, Revenue Bonds, Pratt      7/09 at 102.00        AA  1,399,050
              Institute, Series 1999, 6.000%, 7/01/24 - RAAI Insured

       2,700 New York State Dormitory Authority, Revenue Bonds,            7/09 at 101.00        AA  2,943,810
              Marymount Manhattan College, Series 1999, 6.250%, 7/01/29
              - RAAI Insured

       1,335 New York State Dormitory Authority, Revenue Bonds, State      5/10 at 101.00       AAA  2,073,415
              University Educational Facilities, 1999 Resolution, Series
              A-D, RITES, Series PA-781R, 13.640%, 5/15/16 (IF) - FSA
              Insured

         685 New York State Dormitory Authority, Insured Revenue Bonds,    7/11 at 102.00        AA    737,320
              D'Youville College, Series 2001, 5.250%, 7/01/20 - RAAI
              Insured

       3,000 Niagara County Industrial Development Agency, New York,      11/11 at 101.00        AA  3,281,760
              Civic Facility Revenue Bonds, Niagara University Project,
              Series 2001A, 5.500%, 11/01/16 - RAAI Insured

       3,515 Suffolk County Industrial Development Agency, New York,      12/04 at 102.00      BBB-  3,487,794
              Revenue Bonds, Dowling College, Series 1994, 6.625%,
              6/01/24

       1,000 Suffolk County Industrial Development Agency, New York,      12/06 at 102.00      BBB-  1,001,870
              Revenue Bonds, Dowling College, Series 1996, 6.700%,
              12/01/20

             Utica Industrial Development Agency, New York, Revenue
             Bonds, Utica College, Series 1998A:
         255  5.300%, 8/01/08                                                No Opt. Call       N/R    259,628
       1,000  5.750%, 8/01/28                                              8/08 at 102.00       N/R    995,440
--------------------------------------------------------------------------------------------------------------
             Healthcare - 11.0%

       2,550 New York City Health and Hospitals Corporation, New York,     2/13 at 100.00       AAA  2,730,413
              Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/22
              - AMBAC Insured

       2,180 New York City Industrial Development Agency, New York,        7/12 at 101.00       Ba3  2,061,648
              Civic Facility Revenue Bonds, Staten Island University
              Hospital Project, Series 2002C, 6.450%, 7/01/32

         745 New York City Industrial Development Agency, New York,        7/12 at 100.00       Ba3    698,266
              Civic Facility Revenue Bonds, Staten Island University
              Hospital Project, Series 2001B, 6.375%, 7/01/31

       3,300 New York State Dormitory Authority, FHA-Insured Mortgage      2/07 at 102.00       AAA  3,519,714
              Nursing Home Revenue Bonds, Menorah Campus Inc., Series
              1997, 5.950%, 2/01/17

         430 New York State Dormitory Authority, Revenue Bonds, Nyack      7/06 at 102.00       Ba3    418,945
              Hospital, Series 1996, 6.000%, 7/01/06

       2,250 New York State Dormitory Authority, FHA-Insured Mortgage      2/07 at 102.00       AAA  2,433,578
              Nursing Home Revenue Bonds, Rosalind and Joseph Gurwin
              Jewish Geriatric Center of Long Island, Series 1997,
              5.700%, 2/01/37 -  AMBAC Insured

       3,300 New York State Dormitory Authority, Revenue Bonds, New York   8/14 at 100.00       AAA  3,700,752
              and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 -
              FSA Insured

       1,000 New York State Dormitory Authority, Revenue Bonds,            7/13 at 100.00      Baa1  1,015,650
              Winthrop-South Nassau University Hospital Association,
              Series 2003A, 5.500%, 7/01/32

       1,500 New York State Dormitory Authority, Revenue Bonds, South      7/13 at 100.00      Baa1  1,556,715
              Nassau Communities Hospital, Series 2003B, 5.500%, 7/01/23

       1,250 New York State Dormitory Authority, Revenue Bonds, North      5/13 at 100.00        A3  1,299,938
              Shore Long Island Jewish Group, Series 2003, 5.375%,
              5/01/23

       1,650 New York State Dormitory Authority, Revenue Bonds, Mount      7/10 at 101.00       Ba1  1,677,060
              Sinai NYU Health Obligated Group, Series 2000A, 6.500%,
              7/01/25

       3,000 New York State Dormitory Authority, Revenue Bonds, Catholic   7/10 at 101.00      Baa1  3,320,430
              Health Services of Long Island Obligated Group, St.
              Catherine of Siena Medical Center, Series 2000A, 6.500%,
              7/01/20

       2,400 New York State Dormitory Authority, Revenue Bonds, Lenox      7/11 at 101.00        A3  2,479,944
              Hill Hospital Obligated Group, Series 2001, 5.500%, 7/01/30

         425 New York State Medical Care Facilities Finance Agency,        2/05 at 100.00       AAA    445,740
              FHA-Insured Mortgage Revenue Bonds, Hospital and Nursing
              Home Projects, Series 1992B, 6.200%, 8/15/22

----
27

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
August 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $    950 New York State Medical Care Facilities Finance Agency,        2/05 at 102.00        AA $  986,138
              FHA-Insured Mortgage Revenue Bonds, Kenmore Mercy
              Hospital, Series 1995B, 6.100%, 2/15/15

         960 New York State Medical Care Facilities Finance Agency,       11/05 at 102.00       Aa1  1,025,213
              Secured Mortgage Revenue Bonds, Brookdale Family Care
              Centers Inc., Series 1995A, 6.375%, 11/15/19

       1,020 New York State Medical Care Facilities Finance Agency,        2/05 at 101.00        AA  1,043,990
              Hospital and Nursing Home FHA-Insured Mortgage Revenue
              Bonds, Series 1994A, 6.200%, 2/15/21

          80 New York State Medical Care Facilities Finance Agency,          No Opt. Call        AA     82,216
              FHA-Insured Mortgage Hospital and Nursing Home Revenue
              Bonds, Series 1991A, 7.450%, 8/15/31

       2,350 Dormitory Authority of the State of New York, Revenue         2/05 at 100.00      BBB-  2,360,035
              Bonds, Mount Sinai NYU Health Obligated Group, Series
              2002C, 6.000%, 7/01/26

       1,725 Newark-Wayne Community Hospital, New York, Hospital Revenue   9/04 at 101.00       N/R  1,699,832
              Refunding and Improvement Bonds, Series 1993A, 7.600%,
              9/01/15

             Suffolk County Industrial Development Agency, New York,
             Revenue Bonds, Huntington Hospital, Series 2002C:
         850  6.000%, 11/01/22                                            11/12 at 100.00      Baa1    896,852
       1,220  5.875%, 11/01/32                                            11/12 at 100.00      Baa1  1,256,539

       1,000 Yonkers Industrial Development Agency, New York, Revenue      7/11 at 101.00        BB  1,017,660
              Bonds, St. John's Riverside Hospital, Series 2001A,
              7.125%, 7/01/31
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.8%

         335 East Syracuse Housing Authority, New York, FHA-Insured        4/10 at 102.00       AAA    370,349
              Section 8 Revenue Refunding Bonds, Bennet Project, Series
              2001A, 6.700%, 4/01/21

             New York City Housing Development Corporation, New York,
             Multifamily Housing Revenue Bonds, Series 2001A:
       2,000  5.500%, 11/01/31                                             5/11 at 101.00        AA  2,070,620
       2,000  5.600%, 11/01/42                                             5/11 at 101.00        AA  2,070,720

       2,000 New York City Housing Development Corporation, New York,     11/11 at 100.00        AA  2,039,940
              Multifamily Housing Revenue Bonds, Series 2001C-2, 5.400%,
              11/01/33 (Alternative Minimum Tax)

             New York City Housing Development Corporation, New York,
             Multifamily Housing Revenue Bonds, Series 2002A:
         910  5.375%, 11/01/23 (Alternative Minimum Tax)                   5/12 at 100.00        AA    945,536
         450  5.500%, 11/01/34 (Alternative Minimum Tax)                   5/12 at 100.00        AA    461,988

       2,040 New York State Housing Finance Agency, Mortgage Revenue       5/06 at 102.00       AAA  2,128,067
              Refunding Bonds, Housing Project, Series 1996A, 6.125%,
              11/01/20 - FSA Insured

             New York State Housing Finance Agency, FHA-Insured Mortgage
             Multifamily Housing Revenue Bonds, Series 1992A:
         845  6.950%, 8/15/12                                              2/05 at 100.00        AA    846,682
         295  7.000%, 8/15/22                                              2/05 at 100.00        AA    296,422

       1,000 New York State Housing Finance Agency, Secured Mortgage       8/11 at 100.00       Aa1  1,023,640
              Program Multifamily Housing Revenue Bonds, Series 2001G,
              5.400%, 8/15/33 (Alternative Minimum Tax)

       1,265 Tonawanda Housing Authority, New York, Housing Revenue        9/09 at 103.00       N/R  1,168,291
              Bonds, Kibler Senior Housing LP, Series 1999A, 7.750%,
              9/01/31

       3,030 Westchester County Industrial Development Agency, New York,   8/11 at 102.00       Aaa  3,156,260
              GNMA Collateralized Mortgage Loan Revenue Bonds, Living
              Independently for the Elderly Inc., Series 2001A, 5.400%,
              8/20/32
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.3%

       1,045 New York State Mortgage Agency, Homeowner Mortgage Revenue   10/09 at 100.00       Aa1  1,099,654
              Bonds, Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)

       1,470 New York State Mortgage Agency, Homeowner Mortgage Revenue    4/10 at 100.00       Aa1  1,557,862
              Bonds, Series 95, 5.625%, 4/01/22

         280 New York State Mortgage Agency, Mortgage Revenue Bonds,      10/10 at 100.00       Aaa    286,689
              Twenty-Ninth Series, 5.450%, 4/01/31 (Alternative Minimum
              Tax)

       1,660 New York State Mortgage Agency, Mortgage Revenue Bonds,       4/13 at 101.00       Aaa  1,671,620
              Thirty-Third Series A, 4.750%, 4/01/23 (Alternative
              Minimum Tax)

----
28

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.3%

    $  1,320 East Rochester Housing Authority, New York, GNMA Secured     12/11 at 101.00       Aaa $1,387,518
              Revenue Refunding Bonds, Genesee Valley Presbyterian
              Nursing Center Project, Series 2001, 5.200%, 12/20/24

         965 Nassau County Industrial Development Agency, New York,        7/11 at 101.00       N/R  1,040,955
              Revenue Bonds, Special Needs Facilities Pooled Program,
              Series 2001B-1, 7.250%, 7/01/16

       1,120 New York City Industrial Development Agency, New York,        7/10 at 102.00       N/R  1,208,010
              Civic Facility Revenue Bonds, Special Needs Facilities
              Pooled Program, Series 2000, 8.125%, 7/01/19

       2,000 New York State Dormitory Authority, Revenue Bonds, Bishop     7/06 at 102.00       Aa1  2,104,360
              Henry R. Hucles Nursing Home Inc., Series 1996, 6.000%,
              7/01/24

       2,040 New York State Dormitory Authority, FHA-Insured Mortgage      8/06 at 102.00       AAA  2,127,394
              Revenue Bonds, W.K. Nursing Home Corporation, Series 1996,
              5.950%, 2/01/16

       1,000 New York State Dormitory Authority, Revenue Bonds, Miriam     7/10 at 102.00         A  1,093,590
              Osborn Memorial Home Association, Series 2000B, 6.375%,
              7/01/29 - ACA Insured

       1,500 New York State Dormitory Authority, Revenue Bonds, Concord    7/10 at 101.00       Aa3  1,632,075
              Nursing Home Inc., Series 2000, 6.500%, 7/01/29

         300 New York State Dormitory Authority, FHA-Insured Mortgage      2/12 at 101.00       AAA    315,021
              Revenue Bonds, Augustana Lutheran Home for the Aged Inc.,
              Series 2001, 5.400%, 2/01/31 - MBIA Insured

       1,520 New York State Dormitory Authority, FHA-Insured Mortgage      2/13 at 102.00       AAA  1,569,826
              Nursing Home Revenue Bonds, Shorefront Jewish Geritric
              Center Inc., Series 2002, 5.200%, 2/01/32

         250 Suffolk County Industrial Development Agency, New York,       7/11 at 101.00       N/R    269,678
              Revenue Bonds, Special Needs Facilities Pooled Program,
              Series 2001C-1, 7.250%, 7/01/16

       5,000 Syracuse Housing Authority, New York, FHA-Insured Mortgage    2/08 at 102.00       AAA  5,418,450
              Revenue Bonds, Loretto Rest Residential Healthcare
              Facility, Series 1997A, 5.800%, 8/01/37
--------------------------------------------------------------------------------------------------------------
             Materials - 0.2%

         700 Essex County Industrial Development Agency, New York,        11/09 at 101.00       BBB    748,216
              Environmental Improvement Revenue Bonds, International
              Paper Company, Series 1999A, 6.450%, 11/15/23 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 4.5%

       1,750 New York City, New York, General Obligation Bonds, Fiscal    11/06 at 101.50         A  1,857,643
              Series 1997D, 5.875%, 11/01/11

             New York City, New York, General Obligation Bonds, Fiscal
             Series 1996G:
         890  5.750%, 2/01/17                                              2/06 at 101.50         A    939,404
         925  5.750%, 2/01/20                                              2/06 at 101.50         A    977,013

       5,000 New York City, New York, General Obligation Bonds, Fiscal     8/14 at 100.00       AAA  5,442,150
              Series 2004I, 5.000%, 8/01/17 - MBIA Insured

       1,725 New York City, New York, General Obligation Bonds, Fiscal     8/14 at 100.00         A  1,893,360
              Series 2005B, 5.250%, 8/01/15

       1,650 New York City, New York, General Obligation Bonds, Series     8/14 at 100.00         A  1,797,461
              2004C, 5.250%, 8/15/16

         950 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A  1,009,793
              2000A, 6.000%, 6/01/20 - ACA Insured

             South Orangetown Central School District, Rockland County,
             New York, Serial General Obligation Bonds, Series 1990:
         390  6.875%, 10/01/08                                               No Opt. Call        A1    452,459
         390  6.875%, 10/01/09                                               No Opt. Call        A1    461,655

         505 White Plains, New York, General Obligation Bonds, Series      5/11 at 100.00       AA+    525,821
              2004A, 5.000%, 5/15/22
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 23.5%

         300 Albany Housing Authority, Albany, New York, Limited          10/05 at 102.00        A3    315,849
              Obligation Bonds, Series 1995, 5.850%, 10/01/07

       1,500 Albany Parking Authority, New York, Revenue Refunding           No Opt. Call      Baa1    802,125
              Bonds, Series 1992A, 0.000%, 11/01/17

       3,000 Battery Park City Authority, New York, Senior Revenue        11/13 at 100.00       AAA  3,250,500
              Bonds, Series 2003A, 5.250%, 11/01/22

             Canton Human Services Initiative Inc., New York, Facility
             Revenue Bonds, Series 2001:
       1,000  5.700%, 9/01/24                                              9/11 at 102.00      Baa2  1,060,870
       1,260  5.750%, 9/01/32                                              9/11 at 102.00      Baa2  1,316,209

----
29

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
August 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             Metropolitan Transportation Authority, New York, State
             Service Contract Refunding Bonds, Series 2002A:
    $  1,825  5.750%, 7/01/18                                                No Opt. Call       AA- $2,130,925
       4,400  5.125%, 1/01/29                                              7/12 at 100.00       AA-  4,484,964

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 2002A:
       4,400  5.250%, 11/15/25 - FSA Insured                              11/12 at 100.00       AAA  4,644,112
       2,000  5.000%, 11/15/30                                            11/12 at 100.00       AA-  2,020,640

       1,680 Monroe Newpower Corporation, New York, Power Facilities       1/13 at 102.00       BBB  1,725,175
              Revenue Bonds, Series 2003, 5.500%, 1/01/34

       1,700 New York City Transit Authority, New York, Metropolitan       1/10 at 101.00       AAA  1,900,821
              Transportation Authority, Triborough Bridge and Tunnel
              Authority, Certificates of Participation, Series 2000A,
              5.875%, 1/01/30 - AMBAC Insured

       1,915 New York City Transitional Finance Authority, New York,       5/10 at 101.00       Aa3  2,724,777
              Future Tax Secured Bonds, Residual Interest Certificates,
              Series 319, 14.510%, 11/01/17 (IF)

       2,665 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AA+  2,769,708
              Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%,
              2/01/23

          35 New York State Dormitory Authority, Improvement Revenue       2/07 at 102.00       AAA     38,444
              Bonds, Mental Health Services Facilities, Series 1997A,
              5.750%, 8/15/22 - MBIA Insured

       1,495 New York State Dormitory Authority, Revenue Bonds, Mental     2/07 at 102.00       AA-  1,571,365
              Health Services Facilities Improvements, Series 1997B,
              5.625%, 2/15/21

       1,180 New York State Environmental Facilities Corporation,          3/14 at 100.00       AA-  1,236,994
              Environmental Infrastructure Revenue Bonds, Series 2003A,
              5.000%, 3/15/21

       1,000 New York State Housing Finance Agency, Revenue Refunding      5/06 at 101.50        A+  1,067,630
              Bonds, New York City Health Facilities, Series 1996A,
              6.000%, 11/01/08

          10 New York State Housing Finance Agency, Service Contract       9/05 at 102.00       AA-     10,618
              Obligation Revenue Bonds, Series 1995A, 6.375%, 9/15/15

         110 New York State Municipal Bond Bank Agency, Buffalo, Special   9/04 at 100.00      BBB+    113,377
              Program Revenue Bonds, Series 1991A, 6.875%, 3/15/06

       1,200 New York State Dormitory Authority, Revenue Bonds, State      3/13 at 100.00        AA  1,304,316
              Personal Income Tax, Series 2003A, 5.375%, 3/15/22

       3,335 New York State Thruway Authority, Highway and Bridge Trust    4/10 at 101.00       Aaa  4,708,787
              Fund Bonds, Residual Interest Certificates, Series 368,
              14.120%, 4/01/16 (IF) - FGIC Insured

       1,535 New York State Thruway Authority, Highway and Bridge Trust    4/12 at 100.00       AAA  1,672,490
              Fund Bonds, Series 2002A, 5.250%, 4/01/18 - FSA Insured

       1,500 New York State Thruway Authority, Highway and Bridge Trust    4/13 at 100.00       AAA  1,606,320
              Fund Bonds, Second General, Series 2003, 5.250%, 4/01/23 -
              MBIA Insured

       2,170 New York State Thruway Authority, Highway and Bridge Trust    4/14 at 100.00       AAA  2,322,529
              Fund Bonds, Second General, Series 2004, 5.000%, 4/01/20 -
              MBIA Insured

       1,000 New York State Urban Development Corporation, Special         1/06 at 102.00       AA-  1,070,180
              Project Revenue Refunding Bonds, Onondaga County
              Convention Center, Series 1995, 6.250%, 1/01/20

             New York State Urban Development Corporation, State
             Personal Income Tax Revenue Bonds, State Facilities and
             Equipment, Series 2002A:
       1,500  5.375%, 3/15/18                                              3/12 at 100.00        AA  1,643,805
       3,500  5.125%, 3/15/27                                              3/12 at 100.00        AA  3,592,330

       2,000 New York State Urban Development Corporation, State           3/13 at 100.00        AA  2,022,820
              Personal Income Tax Revenue Bonds, State Facilities and
              Equipment, Series 2002C-1, 5.000%, 3/15/33

       3,500 New York State Urban Development Corporation, Service           No Opt. Call       AA-  3,889,130
              Contract Revenue Bonds, Correctional and Youth Facilities,
              Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

       2,000 Niagara Falls City School District, Niagara County, New       6/08 at 101.00       AAA  2,071,220
              York, Certificates of Participation, High School Facility,
              Series 1998, 5.375%, 6/15/28 - MBIA Insured

----
30

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,420 Niagara Falls City School District, Niagara County, New       6/09 at 101.00      BBB- $1,530,845
              York, Certificates of Participation, High School Facility,
              Series 2000, 6.625%, 6/15/28

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00       AAA  1,149,020
              Revenue Bonds, Series 2000B, 5.750%, 7/01/19 - MBIA Insured

             New York Tobacco Settlement Financing Corporation, Tobacco
             Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003A-1:
       2,255  5.250%, 6/01/21 - AMBAC Insured                              6/13 at 100.00       AAA  2,417,337
       4,945  5.250%, 6/01/22 - AMBAC Insured                              6/13 at 100.00       AAA  5,282,397

       2,500 New York Tobacco Settlement Financing Corporation, Tobacco    6/13 at 100.00       AA-  2,719,525
              Settlement Asset-Backed and State Contingency
              Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

       1,285 Triborough Bridge and Tunnel Authority, New York,               No Opt. Call       AA-  1,465,620
              Convention Center Bonds, Series 1990E, 7.250%, 1/01/10

             United Nations Development Corporation, New York, Senior
             Lien Revenue Bonds, Series 2004A:
         880  5.250%, 7/01/23                                              1/08 at 100.00        A3    929,377
         750  5.250%, 7/01/24                                              1/08 at 100.00        A3    785,550

       1,250 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB  1,426,313
              Taxes Loan Notes, Series 1999A, 6.500%, 10/01/24

             Yonkers Industrial Development Agency, New York, Revenue
             Bonds, Community Development Properties - Yonkers Inc.
             Project, Series 2001A:
       1,000  6.250%, 2/01/16                                              2/11 at 100.00      BBB-  1,089,870
       1,960  6.625%, 2/01/26                                              2/11 at 100.00      BBB-  2,104,550
--------------------------------------------------------------------------------------------------------------
             Transportation - 5.5%

             Metropolitan Transportation Authority, New York,
             Transportation Revenue Refunding Bonds, Series 2002A:
       1,500  5.500%, 11/15/19 - AMBAC Insured                            11/12 at 100.00       AAA  1,687,230
       1,000  5.125%, 11/15/22 - FGIC Insured                             11/12 at 100.00       AAA  1,060,370

       1,500 Metropolitan Transportation Authority, New York,                No Opt. Call       AAA  1,679,655
              Transportation Revenue Bonds, Series 2003A,
              5.000%, 11/15/15 - FGIC Insured

         500 New York City Industrial Development Agency, New York,       12/08 at 102.00       Ba2    362,335
              Special Facilities Revenue Bonds, British Airways PLC,
              Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)

       1,000 Niagara Frontier Airport Authority, New York, Airport         4/09 at 101.00       AAA  1,066,820
              Revenue Bonds, Buffalo Niagara International Airport,
              Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax) -
              MBIA Insured

       1,500 Port Authority of New York and New Jersey, Special Project   12/07 at 100.00       AAA  1,620,225
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA
              Insured

         250 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC    154,803
              Bonds, American Airlines Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)

       1,500 Triborough Bridge and Tunnel Authority, New York, General     1/12 at 100.00       AA-  1,588,080
              Purpose Revenue Bonds, Series 2001A, 5.000%, 1/01/19

       5,000 Triborough Bridge and Tunnel Authority, New York, General    11/12 at 100.00       AA-  6,327,000
              Purpose Revenue Bonds, ROLS II-R, Series 194, 12.880%,
              11/15/19 (IF)

             Triborough Bridge and Tunnel Authority, New York,
             Subordinate Lien General Purpose Revenue Refunding Bonds,
             Series 2002E:
         780  5.500%, 11/15/20 - MBIA Insured                                No Opt. Call       AAA    911,859
       2,300  5.250%, 11/15/22 - MBIA Insured                             11/12 at 100.00       AAA  2,473,443
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 10.3%

       2,000 Metropolitan Transportation Authority, New York, Commuter     7/07 at 102.00       AAA  2,183,640
              Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
              AMBAC Insured

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 1999A:
       1,000  5.250%, 4/01/23 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA  1,146,200
       2,000  5.000%, 4/01/29 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA  2,250,260

----
31

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
August 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** (continued)

    $  1,000 Nassau County Interim Finance Authority, New York, Sales     11/10 at 100.00       AAA $1,159,820
              Tax Secured Revenue Bonds, Series 2000A, 5.750%, 11/15/16
              (Pre-refunded to 11/15/10) - MBIA Insured

             New York City, New York, General Obligation Bonds, Fiscal
             Series 1996G:
       1,110  5.750%, 2/01/17 (Pre-refunded to 2/01/06)                    2/06 at 101.50      A***  1,190,386
       1,575  5.750%, 2/01/20 (Pre-refunded to 2/01/06)                    2/06 at 101.50      A***  1,689,062

         705 New York City Municipal Water Finance Authority, New York,    6/06 at 101.00       AAA    762,443
              Water and Sewerage System Revenue Bonds, Fiscal Series
              1996B, 5.750%, 6/15/26 (Pre-refunded to 6/15/06) - MBIA
              Insured

         220 New York State Dormitory Authority, Suffolk County, Lease    10/04 at 114.14   Baa1***    316,914
              Revenue Bonds, Judicial Facilities, Series 1991A, 9.500%,
              4/15/14

       1,500 New York State Dormitory Authority, Revenue Bonds,            7/05 at 102.00       AAA  1,593,600
              Department of Health - Roswell Park Cancer Center, Series
              1995, 6.625%, 7/01/24 (Pre-refunded to 7/01/05)

         965 New York State Dormitory Authority, Improvement Revenue       2/07 at 102.00       AAA  1,070,282
              Bonds, Mental Health Services Facilities, Series 1997A,
              5.750%, 8/15/22 (Pre-refunded to 2/15/07) - MBIA Insured

       1,005 New York State Dormitory Authority, Revenue Bonds, Mental     2/07 at 102.00    AA-***  1,111,651
              Health Services Facilities Improvements, Series 1997B,
              5.625%, 2/15/21 (Pre-refunded to 2/15/07)

             New York State Dormitory Authority, Revenue Bonds, State
             University Educational Facilities, 1999 Resolution, Series
             A-D, RITES, Series PA-781R:
         835  13.640%, 5/15/14 (IF) (Pre-refunded to 5/15/10) - FSA        5/10 at 101.00       AAA  1,239,107
              Insured
         500  13.640%, 5/15/16 (IF) (Pre-refunded to 5/15/10) - FSA        5/10 at 101.00       AAA    741,980
              Insured
         670  13.640%, 5/15/17 (IF) (Pre-refunded to 5/15/10) - FSA        5/10 at 101.00       AAA    994,253
              Insured

         200 New York State Housing Finance Agency, State University         No Opt. Call       AAA    245,526
             Construction Bonds, Series 1986A, 8.000%, 5/01/11

             New York State Housing Finance Agency, Service Contract
             Obligation Revenue Bonds, Series 1995A:
       1,785  6.375%, 9/15/15 (Pre-refunded to 9/15/07)                    9/07 at 100.00       AAA  2,007,375
         205  6.375%, 9/15/15 (Pre-refunded to 9/15/05)                    9/05 at 102.00    AA-***    219,192

       5,745 New York State Thruway Authority, Local Highway and Bridge      No Opt. Call       AAA  8,488,697
              Service Contract Bonds, DRIVERS, Series 145, 14.070%,
              10/01/08 (IF) - AMBAC Insured

       3,000 New York State Thruway Authority, Local Highway and Bridge    4/11 at 100.00    AA-***  3,384,210
              Service Contract Bonds, Series 2001, 5.250%, 4/01/17
              (Pre-refunded to 4/01/11)

       3,000 Triborough Bridge and Tunnel Authority, New York, General     1/22 at 100.00       AAA  3,474,990
              Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30
              (Pre-refunded to 1/01/22)
--------------------------------------------------------------------------------------------------------------
             Utilities - 10.1%

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 1998A:
       3,000  5.125%, 12/01/22 - FSA Insured                               6/08 at 101.00       AAA  3,172,110
       1,000  5.250%, 12/01/26 - AMBAC Insured                             6/08 at 101.00       AAA  1,057,530
       1,500  5.250%, 12/01/26 - MBIA Insured                              6/08 at 101.00       AAA  1,586,295
       1,000  5.250%, 12/01/26                                             6/08 at 101.00        A-  1,021,550

       2,350 Long Island Power Authority, New York, Electric System          No Opt. Call       AAA  1,172,227
              General Revenue Bonds, Series 2000A, 0.000%, 6/01/20 - FSA
              Insured

       2,000 Long Island Power Authority, New York, Electric System        9/11 at 100.00        A-  2,090,900
              General Revenue Bonds, Series 2001A, 5.375%, 9/01/25

       1,000 Long Island Power Authority, New York, Electric System        5/11 at 100.00        A-  1,033,850
              General Revenue Bonds, Series 2000L, 5.375%, 5/01/33

       5,000 Long Island Power Authority, New York, Electric System        9/13 at 100.00       AAA  5,427,950
              General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 -
              CIFG Insured

       3,950 New York City Industrial Development Agency, New York,       10/08 at 102.00      BBB-  3,614,211
              Industrial Revenue Bonds, Brooklyn Navy Yard Cogeneration
              Partners, L.P. Project, Series 1997, 5.750%, 10/01/36
              (Alternative Minimum Tax)

       2,435 New York State Energy Research and Development Authority,     7/05 at 102.00       AAA  2,560,256
              Pollution Control Revenue Bonds, New York State Electric
              and Gas Corporation Project, Series 1987A, 6.150%, 7/01/26
              (Alternative Minimum Tax) - MBIA Insured

       1,545 New York State Energy Research and Development Authority,     7/05 at 102.00       AAA  1,627,766
              Facilities Revenue Refunding Bonds, Consolidated Edison
              Company Inc., Series 1995A, 6.100%, 8/15/20 - AMBAC Insured

       3,000 Power Authority of New York State, General Revenue Bonds,    11/10 at 100.00       Aa2  3,087,210
              Series 2000A, 5.250%, 11/15/40

----
32

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  1,500 Niagara County Industrial Development Agency, New York,      11/11 at 101.00      Baa1 $  1,615,590
              Solid Waste Disposal Facility Revenue Bonds, American
              REF-FUEL Company of Niagara LP, Series 2001A, 5.450%,
              11/15/26 (Alternative Minimum Tax) (Mandatory put 11/15/12)

             Suffolk County Industrial Development Agency, New York,
             Revenue Bonds, Nissequogue Cogeneration Partners Facility,
             Series 1998:
       1,800  5.300%, 1/01/13 (Alternative Minimum Tax)                    1/09 at 101.00       N/R    1,749,132
       4,000  5.500%, 1/01/23 (Alternative Minimum Tax)                    1/09 at 101.00       N/R    3,798,240
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.7%

             Monroe County Water Authority, New York, Water Revenue
             Bonds, Series 2001:
         850  5.150%, 8/01/22                                              8/11 at 101.00        AA      899,360
       2,250  5.250%, 8/01/36                                              8/11 at 101.00        AA    2,325,218

         275 New York City Municipal Water Finance Authority, New York,    6/09 at 101.00       AAA      294,465
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2000A, 5.500%, 6/15/32 - FGIC Insured

       3,015 New York City Municipal Water Finance Authority, New York,    6/10 at 101.00       AA+    3,203,709
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2001A, 5.500%, 6/15/33

       1,295 New York City Municipal Water Finance Authority, New York,    6/06 at 101.00       AAA    1,392,225
              Water and Sewerage System Revenue Bonds, Fiscal Series
              1996B, 5.750%, 6/15/26 - MBIA Insured

       2,225 New York City Municipal Water Finance Authority, New York,    6/12 at 100.00       AA+    2,439,574
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2003A, 5.375%, 6/15/19

       4,000 New York State Environmental Facilities Corporation, State   11/12 at 100.00       AAA    4,392,040
              Clean Water and Drinking Water Revolving Funds Revenue
              Bonds, Pooled Loan Issue, Series 2002F, 5.250%, 11/15/18

       1,000 Niagara Falls Public Water Authority, New York, Water and     7/06 at 100.00       AAA    1,054,190
              Sewer Revenue Bonds, Series 2003A, 5.500%, 7/15/24 - MBIA
              Insured
----------------------------------------------------------------------------------------------------------------
    $308,355 Total Long-Term Investments (cost $310,583,604) - 96.6%                                 330,537,182
----------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 2.2%

       3,000 New York City, New York, General Obligation Bonds, Variable                        A-1    3,000,000
              Rate Demand Obligations, Series 1995B2-B10, 1.340%,
              8/15/05 - MBIA Insured +

       1,000 New York City, New York, General Obligation Adjustable Rate                        A-1    1,000,000
              Bonds, Fiscal Series 1994, H2, H3, H4, H5 and H6, 1.340%,
              8/01/13 - MBIA Insured +

         600 New York City, New York, General Obligation Bonds, Variable                       A-1+      600,000
              Rate Demand Obligations, Series 1995B2-B10, 1.340%,
              8/15/11 - MBIA Insured +

       1,150 New York City, New York, General Obligation Bonds, Variable                        A-1    1,150,000
              Rate Demand Obligations, Series 2002A-7, 1.220%, 11/01/24
              - AMBAC Insured +

       1,950 Puerto Rico Government Development Bank, Adjustable                                A-1    1,950,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 1.250%, 12/01/15 - MBIA Insured +
----------------------------------------------------------------------------------------------------------------
    $  7,700 Total Short-Term Investments (cost $7,700,000)                                            7,700,000
----------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $318,283,604) - 98.8%                                           338,237,182
             ---------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.2%                                                      4,164,606
             ---------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $342,401,788
             ---------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           + Security has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
33

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND
August 31, 2004

   Principal                                                               Optional Call               Market
Amount (000) Description                                                     Provisions* Ratings**      Value
-------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 10.0%

    $  1,000 Allegany County Industrial Development Agency, New York,     8/08 at 102.00       Aaa $1,015,090
              Revenue Bonds, Alfred University, Series 1998, 5.000%,
              8/01/28 - MBIA Insured

       3,095 Amherst Industrial Development Agency, New York, Revenue     8/10 at 102.00       AAA  3,428,610
              Bonds, UBF Faculty/Student Housing Corporation, University
              of Buffalo Project, Series 2000A, 5.750%, 8/01/30 - AMBAC
              Insured

       1,110 Amherst Industrial Development Agency, New York, Revenue     8/12 at 101.00       AAA  1,168,264
              Bonds, UBF Faculty/Student Housing Corporation, University
              of Buffalo Creekside Project, Series 2002A, 5.000%,
              8/01/22 - AMBAC Insured

       1,350 Hempstead Town Industrial Development Agency, New York,      7/06 at 102.00       AAA  1,467,275
              Revenue Bonds, Hofstra University, Series 1996, 5.800%,
              7/01/15 - MBIA Insured

       1,750 New York City Trust for Cultural Resources, New York,        4/07 at 101.00       AAA  1,879,483
              Revenue Bonds, American Museum of Natural History, Series
              1997A, 5.650%, 4/01/27 - MBIA Insured

       1,145 New York City Industrial Development Agency, New York,       6/07 at 102.00       Aaa  1,261,847
              Civic Facility Revenue Bonds, Anti-Defamation League
              Foundation Project, Series 1997A, 5.600%, 6/01/17 - MBIA
              Insured

       1,000 New York State Dormitory Authority, Lease Revenue Bonds,       No Opt. Call       AAA  1,112,650
              State University Dormitory Facilities, Series 2003B,
              5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

       4,000 New York State Dormitory Authority, Consolidated Revenue       No Opt. Call       AAA  4,690,200
              Bonds, City University System, Series 1993A, 5.750%,
              7/01/13 - MBIA Insured

       2,925 New York State Dormitory Authority, Insured Revenue Bonds,   7/07 at 102.00       AAA  3,197,230
              Siena College, Series 1997, 5.750%, 7/01/26 - MBIA Insured

       3,000 New York State Dormitory Authority, Insured Revenue Bonds,   7/08 at 101.00       Aaa  3,145,110
              Ithaca College, Series 1998, 5.000%, 7/01/21 - AMBAC
              Insured

       3,250 New York State Dormitory Authority, Revenue Bonds, Upstate   7/10 at 101.00       AAA  3,597,848
              Community Colleges, Series 2000A, 5.750%, 7/01/29 - FSA
              Insured

       5,280 New York State Dormitory Authority, Revenue Bonds,           7/10 at 101.00       AAA  4,043,794
              University of Rochester, Series 2000A, 0.000%, 7/01/25 -
              MBIA Insured

       1,000 New York State Dormitory Authority, Insured Revenue Bonds,   7/10 at 101.00       AAA  1,134,630
              Pace University, Series 2000, 6.000%, 7/01/29 - MBIA
              Insured

       1,000 New York State Dormitory Authority, Fourth General           7/10 at 100.00       AAA  1,056,900
              Resolution Consolidated Revenue Bonds, City University
              System, Series 2000A, 5.125%, 7/01/22 - FGIC Insured

       1,000 New York State Dormitory Authority, Revenue Bonds, Canisius  7/11 at 101.00       AAA  1,041,950
              College, Series 2000, 5.250%, 7/01/30 - MBIA Insured

       1,000 New York State Dormitory Authority, General Revenue Bonds,     No Opt. Call       AAA  1,145,590
              New York University, Series 2001-1, 5.500%, 7/01/40 -
              AMBAC Insured

       1,000 New York State Dormitory Authority, Insured Revenue Bonds,   7/11 at 100.00       AAA  1,015,250
              Yeshiva University, Series 2001, 5.000%, 7/01/30 - AMBAC
              Insured

       1,490 New York State Dormitory Authority, Insured Revenue Bonds,   7/12 at 100.00       AAA  1,568,270
              Fordham University, Series 2002, 5.000%, 7/01/21 - FGIC
              Insured
-------------------------------------------------------------------------------------------------------------
             Healthcare - 15.7%

             New York City Health and Hospitals Corporation, New York,
             Health System Revenue Bonds, Series 2003A:
       2,000  5.250%, 2/15/21 - AMBAC Insured                             2/13 at 100.00       AAA  2,150,340
       1,750  5.250%, 2/15/22 - AMBAC Insured                             2/13 at 100.00       AAA  1,873,813

       6,510 New York State Dormitory Authority, FHA-Insured Mortgage     8/05 at 102.00       AAA  6,843,377
              Revenue Bonds, St. Vincent's Hospital and Medical Center,
              Series 1995, 5.800%, 8/01/25 - AMBAC Insured

       3,305 New York State Dormitory Authority, FHA-Insured Mortgage     2/05 at 105.00       AAA  3,409,835
              Hospital Revenue Bonds, Millard Fillmore Hospitals, Series
              1997, 5.375%, 2/01/32 - AMBAC Insured

       3,730 New York State Dormitory Authority, FHA-Insured Mortgage     2/06 at 102.00       AAA  3,961,036
              Hospital Revenue Bonds, Maimonides Medical Center, Series
              1996A, 5.750%, 8/01/24 - MBIA Insured

       2,500 New York State Dormitory Authority, Secured Hospital         2/08 at 101.50       AAA  2,548,325
              Insured Revenue Bonds, Southside Hospital, Series 1998,
              5.000%, 2/15/25 - MBIA Insured

----
34

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  4,000 New York State Dormitory Authority, FHA-Insured Mortgage      2/08 at 102.00       AAA $4,153,760
              Revenue Refunding Bonds, United Health Services, Series
              1997, 5.375%, 8/01/27 - AMBAC Insured

       6,115 New York State Dormitory Authority, FHA-Insured Mortgage      2/08 at 101.00       AAA  6,085,159
              Hospital Revenue Bonds, New York and Presbyterian
              Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

       3,000 New York State Dormitory Authority, Revenue Bonds, North     11/08 at 101.00       AAA  3,089,790
              Shore Health System Obligated Group, Series 1998, 5.000%,
              11/01/23 - MBIA Insured

       2,470 New York State Dormitory Authority, Revenue Bonds, New York   8/14 at 100.00       AAA  2,769,957
              and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 -
              FSA Insured

       2,000 New York State Dormitory Authority, Revenue Bonds, Memorial   7/13 at 100.00       AAA  2,099,620
              Sloan Kettering Cancer Center, Series 2003-1, 5.000%,
              7/01/21 - MBIA Insured

       2,000 New York State Dormitory Authority, FHA-Insured Mortgage      8/09 at 101.00       AAA  2,092,060
              Hospital Revenue Bonds, Montefiore Medical Center, Series
              1999, 5.500%, 8/01/38 - AMBAC Insured

       3,105 New York State Dormitory Authority, Revenue Bonds, Catholic   7/09 at 101.00       AAA  3,389,666
              Health Services of Long Island Obligated Group - St.
              Charles Hospital and Rehabilitation Center, Series 1999A,
              5.500%,7/01/22 - MBIA Insured

       2,260 New York State Dormitory Authority, Hospital Revenue Bonds,   7/09 at 101.00       AAA  2,411,578
              Catholic Health Services of Long Island Obligated Group -
              St. Francis Hospital, Series 1999A, 5.500%, 7/01/29 - MBIA
              Insured

       1,000 New York State Dormitory Authority, Insured Revenue Bonds,    7/09 at 101.00       AAA  1,088,790
              New Island Hospital, Series 1999A, 5.750%, 7/01/19 - AMBAC
              Insured

       5,000 New York State Dormitory Authority, Revenue Bonds,            7/11 at 101.00       AAA  5,189,750
              Winthrop-South Nassau University Health System Obligated
              Group, Series 2001A, 5.250%, 7/01/31 - AMBAC Insured

       2,890 New York State Medical Care Facilities Finance Agency,        2/05 at 102.00       AAA  3,000,427
              FHA-Insured Mortgage Revenue Bonds, Montefiore Medical
              Center, Series 1995A, 5.750%, 2/15/15 - AMBAC Insured

       1,910 New York State Dormitory Authority, FHA-Insured Mortgage      8/12 at 100.00       AAA  2,001,012
              Hospital Revenue Bonds, St. Barnabas Hospital, Series
              2002A, 5.125%, 2/01/22 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 3.9%

       4,146 New York City Housing Development Corporation, New York,      9/04 at 105.00       AAA  4,362,358
              Limited Obligation Multifamily Housing Bonds, Pass-Through
              Certificates, Series 1991C, 6.500%, 2/20/19 - AMBAC Insured

             New York State Housing Finance Agency, Mortgage Revenue
             Refunding Bonds, Housing Project, Series 1996A:
       5,005  6.100%, 11/01/15 - FSA Insured                               5/06 at 102.00       AAA  5,218,663
       4,525  6.125%, 11/01/20 - FSA Insured                               5/06 at 102.00       AAA  4,720,344
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.1%

       4,250 East Rochester Housing Authority, New York, FHA-Insured       8/07 at 102.00       AAA  4,639,980
              Mortgage Revenue Bonds, St. John's Meadows Project, Series
              1997A, 5.700%, 8/01/27 - MBIA Insured

       1,000 New York State Dormitory Authority, Insured Revenue Bonds,    1/05 at 100.00       AAA  1,022,100
              United Cerebral Palsy Association of Westchester County
              Inc., Series 1992, 6.200%, 7/01/12 - MBIA Insured

       2,000 New York State Dormitory Authority, FHA-Insured Nursing       8/10 at 101.00       AAA  2,115,840
              Home Mortgage Revenue Bonds, Augustana Lutheran Home for
              the Aged Inc., Series 2000A, 5.500%, 8/01/38 - MBIA Insured

       3,665 New York State Dormitory Authority, FHA-Insured Nursing       8/11 at 101.00       AAA  3,769,892
              Home Mortgage Revenue Bonds, Norwegian Christian Home and
              Health Center, Series 2001, 5.200%, 8/01/36 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 11.6%

             Camden Central School District, Oneida County, New York,
             General Obligation Bonds, Series 1991:
         600  7.100%, 6/15/08 - AMBAC Insured                                No Opt. Call       AAA    703,662
         600  7.100%, 6/15/09 - AMBAC Insured                                No Opt. Call       AAA    720,504
         275  7.100%, 6/15/10 - AMBAC Insured                                No Opt. Call       AAA    336,619

             Erie County, New York, General Obligation Bonds, Series
             2003A:
       1,000  5.250%, 3/15/15 - FGIC Insured                               3/13 at 100.00       Aaa  1,116,070
       1,000  5.250%, 3/15/16 - FGIC Insured                               3/13 at 100.00       Aaa  1,111,420
       1,000  5.250%, 3/15/17 - FGIC Insured                               3/13 at 100.00       Aaa  1,105,260

----
35

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
August 31, 2004

   Principal
Amount (000) Description
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

             Erie County, New York, General Obligation Bonds, Series
             2003A (continued):
    $  1,000  5.250%, 3/15/18 - FGIC Insured

         500 Greece Central School District, Monroe County, New York,
              General Obligation Bonds, School District Bonds, Series
              1992, 6.000%, 6/15/09 - FGIC Insured

             Saratoga County, Half Moon, New York, Public Improvement
             Bonds, Series 1991:
         385  6.500%, 6/01/09 - AMBAC Insured
         395  6.500%, 6/01/10 - AMBAC Insured
         395  6.500%, 6/01/11 - AMBAC Insured

       2,295 Harborsfield Central School District, Suffolk County, New
              York, General Obligation Bonds, Series 2001, 5.000%,
              6/01/19 - FSA Insured

             Middle County Central School District at Centereach,
             Brookhaven, Suffolk County, New York, General Obligation
             Bonds, Series 1991A:
         475  6.900%, 12/15/07 - AMBAC Insured
         475  6.900%, 12/15/08 - AMBAC Insured

       2,250 Monroe County, New York, General Obligation Public
              Improvement Bonds, Series 2002, 5.000%, 3/01/16 - FGIC
              Insured

       2,000 Monroe Woodbury Central School District, Orange County, New
              York, General Obligation Bonds, Series 2004A, 4.250%,
              5/15/22 - FGIC Insured

             Mount Sinai Union Free School District, Suffolk County, New
             York, General Obligaiton Refunding Bonds, Series 1992:
         500  6.200%, 2/15/15 - AMBAC Insured
       1,035  6.200%, 2/15/16 - AMBAC Insured

       1,000 Nassau County, New York, General Obligations, Serial
              General Improvement Bonds, Series B, 5.250%, 6/01/23 -
              AMBAC Insured

          60 New York City, New York, General Obligation Bonds, Fiscal
              Series 1992C, 6.250%, 8/01/10 - FSA Insured

             New York City, New York, General Obligation Bonds, Fiscal
             Series 2001D:
       3,000  5.250%, 8/01/15 - MBIA Insured
       2,000  5.000%, 8/01/16 - FGIC Insured

       2,460 New York City, New York, General Obligation Bonds, Fiscal
              Series 2002A, 5.250%, 11/01/15 - MBIA Insured

       4,250 New York City, New York, General Obligation Bonds, Fiscal
              Series 2004I, 5.000%, 8/01/17 - MBIA Insured

       3,000 New York City, New York, General Obligation Bonds, Fiscal
              Series 2005B, 5.250%, 8/01/12 - FSA Insured

       1,505 Nassau County, North Hempstead, New York, General
              Obligation Refunding Bonds, Series 1992B, 6.400%, 4/01/14
              - FGIC Insured

             Rensselaer County, New York, General Obligation Serial
             Bonds, Series 1991:
         960  6.700%, 2/15/13 - AMBAC Insured
         960  6.700%, 2/15/14 - AMBAC Insured
         960  6.700%, 2/15/15 - AMBAC Insured

             Rondout Valley Central School District, Ulster County, New York, General Obligation Bonds, Series 1991:
         550  6.850%, 6/15/08 - FGIC Insured
         550  6.850%, 6/15/09 - FGIC Insured
         550  6.850%, 6/15/10 - FGIC Insured
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 21.2%

       1,000 Erie County Industrial Development Authority, New York,
              School Facility Revenue Bonds, Buffalo City School
              District, Series 2003, 5.750%, 5/01/19 - FSA Insured

             Metropolitan Transportation Authority, New York, State
             Service Contract Refunding Bonds, Series 2002A:
       2,000  5.500%, 1/01/20 - MBIA Insured
       1,350  5.000%, 7/01/25 - FGIC Insured

                                                                                                          Optional Call
Description                                                                                                 Provisions*
------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Erie County, New York, General Obligation Bonds, Series
2003A (continued):
 5.250%, 3/15/18 - FGIC Insured                                                                         3/13 at 100.00

Greece Central School District, Monroe County, New York,                                                   No Opt. Call
 General Obligation Bonds, School District Bonds, Series
 1992, 6.000%, 6/15/09 - FGIC Insured

Saratoga County, Half Moon, New York, Public Improvement
Bonds, Series 1991:
 6.500%, 6/01/09 - AMBAC Insured                                                                          No Opt. Call
 6.500%, 6/01/10 - AMBAC Insured                                                                          No Opt. Call
 6.500%, 6/01/11 - AMBAC Insured                                                                          No Opt. Call

Harborsfield Central School District, Suffolk County, New                                                6/11 at 100.00
 York, General Obligation Bonds, Series 2001, 5.000%,
 6/01/19 - FSA Insured

Middle County Central School District at Centereach,
Brookhaven, Suffolk County, New York, General Obligation
Bonds, Series 1991A:
 6.900%, 12/15/07 - AMBAC Insured                                                                         No Opt. Call
 6.900%, 12/15/08 - AMBAC Insured                                                                         No Opt. Call

Monroe County, New York, General Obligation Public                                                       3/12 at 100.00
 Improvement Bonds, Series 2002, 5.000%, 3/01/16 - FGIC
 Insured

Monroe Woodbury Central School District, Orange County, New                                              5/14 at 100.00
 York, General Obligation Bonds, Series 2004A, 4.250%,
 5/15/22 - FGIC Insured

Mount Sinai Union Free School District, Suffolk County, New
York, General Obligaiton Refunding Bonds, Series 1992:
 6.200%, 2/15/15 - AMBAC Insured                                                                          No Opt. Call
 6.200%, 2/15/16 - AMBAC Insured                                                                          No Opt. Call

Nassau County, New York, General Obligations, Serial                                                     6/09 at 102.00
 General Improvement Bonds, Series B, 5.250%, 6/01/23 -
 AMBAC Insured

New York City, New York, General Obligation Bonds, Fiscal                                                2/05 at 100.00
 Series 1992C, 6.250%, 8/01/10 - FSA Insured

New York City, New York, General Obligation Bonds, Fiscal
Series 2001D:
 5.250%, 8/01/15 - MBIA Insured                                                                         8/10 at 101.00
 5.000%, 8/01/16 - FGIC Insured                                                                         8/10 at 101.00

New York City, New York, General Obligation Bonds, Fiscal                                               11/11 at 101.00
 Series 2002A, 5.250%, 11/01/15 - MBIA Insured

New York City, New York, General Obligation Bonds, Fiscal                                                8/14 at 100.00
 Series 2004I, 5.000%, 8/01/17 - MBIA Insured

New York City, New York, General Obligation Bonds, Fiscal                                                  No Opt. Call
 Series 2005B, 5.250%, 8/01/12 - FSA Insured

Nassau County, North Hempstead, New York, General                                                          No Opt. Call
 Obligation Refunding Bonds, Series 1992B, 6.400%, 4/01/14
 - FGIC Insured

Rensselaer County, New York, General Obligation Serial
Bonds, Series 1991:
 6.700%, 2/15/13 - AMBAC Insured                                                                          No Opt. Call
 6.700%, 2/15/14 - AMBAC Insured                                                                          No Opt. Call
 6.700%, 2/15/15 - AMBAC Insured                                                                          No Opt. Call

Rondout Valley Central School District, Ulster County, New York, General Obligation Bonds, Series 1991:
 6.850%, 6/15/08 - FGIC Insured                                                                           No Opt. Call
 6.850%, 6/15/09 - FGIC Insured                                                                           No Opt. Call
 6.850%, 6/15/10 - FGIC Insured                                                                           No Opt. Call
------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 21.2%

Erie County Industrial Development Authority, New York,                                                  5/12 at 100.00
 School Facility Revenue Bonds, Buffalo City School
 District, Series 2003, 5.750%, 5/01/19 - FSA Insured

Metropolitan Transportation Authority, New York, State
Service Contract Refunding Bonds, Series 2002A:
 5.500%, 1/01/20 - MBIA Insured                                                                         7/12 at 100.00
 5.000%, 7/01/25 - FGIC Insured                                                                         7/12 at 100.00

                                                                                                                      Market
Description                                                                                             Ratings**      Value
----------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Erie County, New York, General Obligation Bonds, Series
2003A (continued):
 5.250%, 3/15/18 - FGIC Insured                                                                              Aaa $1,099,140

Greece Central School District, Monroe County, New York,                                                      AAA    576,305
 General Obligation Bonds, School District Bonds, Series
 1992, 6.000%, 6/15/09 - FGIC Insured

Saratoga County, Half Moon, New York, Public Improvement
Bonds, Series 1991:
 6.500%, 6/01/09 - AMBAC Insured                                                                             AAA    450,446
 6.500%, 6/01/10 - AMBAC Insured                                                                             AAA    469,631
 6.500%, 6/01/11 - AMBAC Insured                                                                             AAA    475,221

Harborsfield Central School District, Suffolk County, New                                                     Aaa  2,463,981
 York, General Obligation Bonds, Series 2001, 5.000%,
 6/01/19 - FSA Insured

Middle County Central School District at Centereach,
Brookhaven, Suffolk County, New York, General Obligation
Bonds, Series 1991A:
 6.900%, 12/15/07 - AMBAC Insured                                                                            AAA    544,768
 6.900%, 12/15/08 - AMBAC Insured                                                                            AAA    557,550

Monroe County, New York, General Obligation Public                                                            AAA  2,428,583
 Improvement Bonds, Series 2002, 5.000%, 3/01/16 - FGIC
 Insured

Monroe Woodbury Central School District, Orange County, New                                                   AAA  1,981,460
 York, General Obligation Bonds, Series 2004A, 4.250%,
 5/15/22 - FGIC Insured

Mount Sinai Union Free School District, Suffolk County, New
York, General Obligaiton Refunding Bonds, Series 1992:
 6.200%, 2/15/15 - AMBAC Insured                                                                             AAA    608,480
 6.200%, 2/15/16 - AMBAC Insured                                                                             AAA  1,265,795

Nassau County, New York, General Obligations, Serial                                                          AAA  1,075,380
 General Improvement Bonds, Series B, 5.250%, 6/01/23 -
 AMBAC Insured

New York City, New York, General Obligation Bonds, Fiscal                                                     AAA     60,237
 Series 1992C, 6.250%, 8/01/10 - FSA Insured

New York City, New York, General Obligation Bonds, Fiscal
Series 2001D:
 5.250%, 8/01/15 - MBIA Insured                                                                              AAA  3,299,010
 5.000%, 8/01/16 - FGIC Insured                                                                              AAA  2,166,480

New York City, New York, General Obligation Bonds, Fiscal                                                     AAA  2,714,438
 Series 2002A, 5.250%, 11/01/15 - MBIA Insured

New York City, New York, General Obligation Bonds, Fiscal                                                     AAA  4,625,828
 Series 2004I, 5.000%, 8/01/17 - MBIA Insured

New York City, New York, General Obligation Bonds, Fiscal                                                     AAA  3,388,500
 Series 2005B, 5.250%, 8/01/12 - FSA Insured

Nassau County, North Hempstead, New York, General                                                             AAA  1,845,717
 Obligation Refunding Bonds, Series 1992B, 6.400%, 4/01/14
 - FGIC Insured

Rensselaer County, New York, General Obligation Serial
Bonds, Series 1991:
 6.700%, 2/15/13 - AMBAC Insured                                                                             AAA  1,187,117
 6.700%, 2/15/14 - AMBAC Insured                                                                             AAA  1,197,926
 6.700%, 2/15/15 - AMBAC Insured                                                                             AAA  1,207,526

Rondout Valley Central School District, Ulster County, New York, General Obligation Bonds, Series 1991:
 6.850%, 6/15/08 - FGIC Insured                                                                              AAA    636,487
 6.850%, 6/15/09 - FGIC Insured                                                                              AAA    651,101
 6.850%, 6/15/10 - FGIC Insured                                                                              AAA    662,926
----------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 21.2%

Erie County Industrial Development Authority, New York,                                                       AAA  1,146,480
 School Facility Revenue Bonds, Buffalo City School
 District, Series 2003, 5.750%, 5/01/19 - FSA Insured

Metropolitan Transportation Authority, New York, State
Service Contract Refunding Bonds, Series 2002A:
 5.500%, 1/01/20 - MBIA Insured                                                                              AAA  2,227,240
 5.000%, 7/01/25 - FGIC Insured                                                                              AAA  1,390,028

----
36

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  5,000 Metropolitan Transportation Authority, New York, Dedicated   11/12 at 100.00       AAA $5,277,400
              Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA
              Insured

       4,625 New York City Transit Authority, New York, Metropolitan       1/10 at 101.00       AAA  5,171,351
              Transportation Authority, Triborough Bridge and Tunnel
              Authority, Certificates of Participation, Series 2000A,
              5.875%, 1/01/30 - AMBAC Insured

       1,700 New York City Transitional Finance Authority, New York,      11/11 at 101.00       AAA  1,730,107
              Future Tax Secured Bonds, Fiscal Series 2002B, 5.000%,
              5/01/30 - MBIA Insured

             New York City Transitional Finance Authority, New York,
             Future Tax Secured Bonds, Fiscal Series 2003C:
       2,000  5.250%, 8/01/20 - AMBAC Insured                              8/12 at 100.00       AAA  2,164,620
       1,700  5.250%, 8/01/22 - AMBAC Insured                              8/12 at 100.00       AAA  1,822,060

       2,000 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AAA  2,097,200
              Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
              5.000%, 2/01/22 - MBIA Insured

       1,330 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AAA  1,430,548
              Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%,
              2/01/22 - MBIA Insured

       3,750 New York State Dormitory Authority, New York City, Court      5/10 at 101.00       AAA  4,152,338
              Facilities Lease Revenue Bonds, Series 1999, 5.750%,
              5/15/30 - AMBAC Insured

       2,410 New York State Dormitory Authority, Department of Health      7/14 at 100.00       AAA  2,572,892
              Revenue Bonds, Series 2004-2, 5.000%, 7/01/20 - FGIC
              Insured

         325 New York State Dormitory Authority, Revenue Bonds, Mental     8/10 at 100.00       AAA    333,931
              Health Services Facilities Improvements, Series 2000D,
              5.250%, 8/15/30 - FSA Insured

         245 New York State Dormitory Authority, Improvement Revenue       8/09 at 101.00       AAA    253,440
              Bonds, Mental Health Services Facilities, Series 1999D,
              5.250%, 2/15/29 - FSA Insured

             New York State Municipal Bond Bank Agency, Buffalo, Special
             Program Revenue Bonds, Series 2001A:
       1,185  5.250%, 5/15/25 - AMBAC Insured                              5/11 at 100.00       AAA  1,241,809
       1,250  5.250%, 5/15/26 - AMBAC Insured                              5/11 at 100.00       AAA  1,304,025

       1,500 New York State Dormitory Authority, Revenue Bonds, State      3/13 at 100.00       AAA  1,525,515
              Personal Income Tax, Series 2003A, 5.000%, 3/15/32 - FGIC
              Insured

             New York State Dormitory Authority, Revenue Bonds, School
             Districts Financing Program, Series 2002D:
       6,275  5.250%, 10/01/23 - MBIA Insured                             10/12 at 100.00       AAA  6,698,061
         875  5.000%, 10/01/30 - MBIA Insured                             10/12 at 100.00       AAA    890,391

       2,000 New York State Thruway Authority, Highway and Bridge Trust    4/12 at 100.00       AAA  2,115,560
              Fund Bonds, Series 2002B, 5.000%, 4/01/20 - AMBAC Insured

             New York State Thruway Authority, Highway and Bridge Trust
             Fund Bonds, Series 2002A:
       2,000  5.250%, 4/01/18 - FSA Insured                                4/12 at 100.00       AAA  2,179,140
       1,000  5.250%, 4/01/19 - FSA Insured                                4/12 at 100.00       AAA  1,086,150

       1,500 New York State Thruway Authority, Highway and Bridge Trust    4/13 at 100.00       AAA  1,606,320
              Fund Bonds, Second General, Series 2003, 5.250%, 4/01/23 -
              MBIA Insured

             New York State Thruway Authority, Highway and Bridge Trust
             Fund Bonds, Second General, Series 2004:
       1,000  5.000%, 4/01/20 - MBIA Insured                               4/14 at 100.00       AAA  1,070,290
       1,000  5.000%, 4/01/23 - MBIA Insured                               4/14 at 100.00       AAA  1,048,460

       1,900 New York State Thruway Authority, Highway and Bridge Trust      No Opt. Call       AAA  2,150,116
              Fund, Series 2004B, 5.250%, 4/01/12 - AMBAC Insured

       4,000 New York State Urban Development Corporation, Revenue         4/06 at 102.00       AAA  4,287,120
              Bonds, Sports Facility Assistance Program, Series 1996A,
              5.500%, 4/01/19 - MBIA Insured

             New York State Urban Development Corporation, State
             Personal Income Tax Revenue Bonds, State Facilities and
             Equipment, Series 2002C-1:
       1,000  5.500%, 3/15/20 - FGIC Insured                               3/13 at 100.00       AAA  1,115,620
       1,500  5.500%, 3/15/21 - FGIC Insured                               3/13 at 100.00       AAA  1,663,095

             Puerto Rico Highway and Transportation Authority, Highway
             Revenue Refunding Bonds, Series 2002E:
       1,525  5.500%, 7/01/14 - FSA Insured                                  No Opt. Call       AAA  1,776,823
       4,000  5.500%, 7/01/18 - FSA Insured                                  No Opt. Call       AAA  4,686,040

----
37

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
August 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             New York Tobacco Settlement Financing Corporation, Tobacco
             Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003A-1:
    $  3,900  5.250%, 6/01/20 - AMBAC Insured                              6/13 at 100.00       AAA $4,210,362
       5,400  5.250%, 6/01/22 - AMBAC Insured                              6/13 at 100.00       AAA  5,768,442
--------------------------------------------------------------------------------------------------------------
             Transportation - 11.0%

       2,500 Albany County Airport Authority, New York, Airport Revenue   12/07 at 102.00       AAA  2,721,750
              Bonds, Series 1997, 5.500%, 12/15/19 (Alternative Minimum
              Tax) - FSA Insured

       3,000 Buffalo and Fort Erie Public Bridge Authority, New York,      1/05 at 101.00       AAA  3,062,970
              Revenue Bonds, Series 1995, 5.750%, 1/01/25 - MBIA Insured

       4,250 Metropolitan Transportation Authority, New York,             11/12 at 100.00       AAA  4,793,958
              Transportation Revenue Refunding Bonds, Series 2002A,
              5.500%, 11/15/18 - AMBAC Insured

       3,450 Metropolitan Transportation Authority, New York,             11/12 at 100.00       AAA  4,307,705
              Transportation Revenue Bonds, Series 2002E and DRIVERS
              Series 267, 13.970%, 11/15/18 (IF) - MBIA Insured

       1,500 Metropolitan Transportation Authority, New York,                No Opt. Call       AAA  1,679,655
              Transportation Revenue Bonds, Series 2003A, 5.000%,
              11/15/15 - FGIC Insured

             Niagara Frontier Airport Authority, New York, Airport
             Revenue Bonds, Buffalo Niagara International Airport,
             Series 1998:
       1,000  5.000%, 4/01/18 (Alternative Minimum Tax) - FGIC Insured     4/08 at 101.00       AAA  1,029,050
       1,500  5.000%, 4/01/28 (Alternative Minimum Tax) - FGIC Insured     4/08 at 101.00       AAA  1,507,185

       3,000 Niagara Frontier Airport Authority, New York, Airport         4/09 at 101.00       AAA  3,200,460
              Revenue Bonds, Buffalo Niagara International Airport,
              Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax) -
              MBIA Insured

       4,000 Port Authority of New York and New Jersey, Consolidated      10/07 at 101.00       AAA  4,350,920
              Bonds, One Hundred Twentieth Series 2000, 5.750%, 10/15/26
              (Alternative Minimum Tax) - MBIA Insured

       3,000 Port Authority of New York and New Jersey, Special Project   12/07 at 100.00       AAA  3,240,450
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA
              Insured

       2,500 Triborough Bridge and Tunnel Authority, New York, General     1/12 at 100.00       AAA  2,709,175
              Purpose Revenue Bonds, Series 2002A, 5.250%, 1/01/19 -
              FGIC Insured

             Triborough Bridge and Tunnel Authority, New York,
             Subordinate Lien General Purpose Revenue Refunding Bonds,
             Series 2002E:
         780  5.500%, 11/15/20 - MBIA Insured                                No Opt. Call       AAA    911,859
       2,300  5.250%, 11/15/22 - MBIA Insured                             11/12 at 100.00       AAA  2,473,443

       3,535 Triborough Bridge and Tunnel Authority, New York, General    11/13 at 100.00       AAA  4,565,983
              Purpose Revenue Bonds, DRIVERS, Series 342, 12.530%,
              11/15/20 (IF)
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 13.1%

       1,000 Erie County Water Authority, New York, Water Works System    12/09 at 100.00       AAA  1,209,140
              Revenue Bonds, Series 1990B, 6.750%, 12/01/14 - AMBAC
              Insured

       3,000 Metropolitan Transportation Authority, New York, Commuter     1/08 at 101.50       AAA  3,378,600
              Facilities Revenue Bonds, Series 1997A, 5.750%, 7/01/21
              (Pre-refunded to 1/01/08) - MBIA Insured

       3,040 Metropolitan Transportation Authority, New York, Commuter     7/07 at 102.00       AAA  3,270,371
              Facilities Revenue Bonds, Series 1997B, 5.125%, 7/01/24 -
              AMBAC Insured

       3,500 Metropolitan Transportation Authority, New York, Commuter     7/13 at 100.00       AAA  3,922,625
              Facilities Revenue Bonds, Series 1997E, 5.000%, 7/01/21
              (Pre-refunded to 7/01/13) - AMBAC Insured

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 1998A:
       2,865  4.500%, 4/01/18 (Pre-refunded to 10/01/15) - FGIC Insured   10/15 at 100.00       AAA  3,083,915
       2,500  4.750%, 4/01/28 (Pre-refunded to 10/01/15) - FGIC Insured   10/15 at 100.00       AAA  2,747,575

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 1999A:
       1,000  5.000%, 4/01/17 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA  1,125,130
         500  5.000%, 4/01/29 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA    562,565

       2,000 Metropolitan Transportation Authority, New York, Dedicated    4/10 at 100.00       AAA  2,326,940
              Tax Fund Bonds, Series 2000A, 6.000%, 4/01/30
              (Pre-refunded to 4/01/10) - FGIC Insured

----
38

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** (continued)

    $  1,125 Nassau County, New York, General Obligation Improvement       3/10 at 100.00       AAA $  1,307,014
              Bonds, Series 2000E, 6.000%, 3/01/20 (Pre-refunded to
              3/01/10) - FSA Insured

             New York City, New York, General Obligation Bonds, Fiscal
             Series 1990B:
       1,300  7.000%, 10/01/15 - FSA Insured                              10/04 at 100.00       AAA    1,457,378
       2,000  7.000%, 10/01/16 - MBIA Insured                             10/04 at 100.00       AAA    2,248,940
       1,025  7.000%, 10/01/17 - FSA Insured                              10/04 at 100.00       AAA    1,153,679
         310  7.000%, 10/01/18 - FSA Insured                              10/04 at 100.00       AAA      349,550

       3,000 New York City Transitional Finance Authority, New York,       5/10 at 101.00       AAA    3,523,230
              Future Tax Secured Bonds, Fiscal Series 2000B, 6.000%,
              11/15/24 (Pre-refunded to 5/15/10) - FGIC Insured

       2,675 Dormitory Authority of the State of New York, Revenue         5/10 at 100.00       AAA    3,018,095
              Bonds, Mental Health Services Facilities Improvements,
              Series 2000D, 5.250%, 8/15/30 (Pre-refunded to 5/15/10) -
              FSA Insured

       3,155 Dormitory Authority of the State of New York, Improvement     8/09 at 101.00       AAA    3,562,815
              Revenue Bonds, Mental Health Services Facilities, Series
              1999D, 5.250%, 2/15/29 (Pre-refunded to 8/15/09) - FSA
              Insured

             Dormitory Authority of the State of New York, Revenue
             Bonds, State University Educational Facilities, Series
             2002A:
       2,225  5.125%, 5/15/21 (Pre-refunded to 5/15/12) - FGIC Insured     5/12 at 101.00       AAA    2,527,044
       1,000  5.000%, 5/15/27 (Pre-refunded to 5/15/12) - FGIC Insured     5/12 at 101.00       AAA    1,127,290

       5,000 New York State Urban Development Corporation, Correctional    1/09 at 101.00       AAA    5,753,600
              Facilities Service Contract Revenue Bonds, Series 1999C,
              6.000%, 1/01/29 (Pre-refunded to 1/01/09) - AMBAC Insured

         800 Puerto Rico, Public Improvement General Obligation Bonds,     7/10 at 100.00       AAA      920,824
              Series 2000, 5.750%, 7/01/26 (Pre-refunded to 7/01/10) -
              MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Utilities - 5.5%

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 1998A:
       6,000  0.000%, 12/01/19 - FSA Insured                                 No Opt. Call       AAA    3,101,100
       4,035  5.125%, 12/01/22 - FSA Insured                               6/08 at 101.00       AAA    4,266,488
       1,000  5.750%, 12/01/24 - FSA Insured                               6/08 at 101.00       AAA    1,101,170
         500  5.250%, 12/01/26 - MBIA Insured                              6/08 at 101.00       AAA      528,765
       3,380  5.250%, 12/01/26 - AMBAC Insured                             6/08 at 101.00       AAA    3,574,451

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 2000A:
       2,000  0.000%, 6/01/24 - FSA Insured                                  No Opt. Call       AAA      789,060
       2,000  0.000%, 6/01/25 - FSA Insured                                  No Opt. Call       AAA      739,160

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 2001A:
       1,500  5.000%, 9/01/27 - FSA Insured                                9/11 at 100.00       AAA    1,528,815
       1,500  5.250%, 9/01/28 - FSA Insured                                9/11 at 100.00       AAA    1,555,155

       1,000 New York State Energy Research and Development Authority,     3/09 at 102.00       AAA    1,039,580
              Electric Facilities Revenue Bonds, Long Island Lighting
              Company, Series 1995A, 5.300%, 8/01/25 (Alternative
              Minimum Tax) - MBIA Insured

       2,000 New York State Energy Research and Development Authority,     7/05 at 102.00       AAA    2,102,880
              Pollution Control Revenue Bonds, New York State Electric
              and Gas Corporation Project, Series 1987A, 6.150%, 7/01/26
              (Alternative Minimum Tax) - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 3.3%

       2,955 Buffalo, New York, Municipal Water Finance Authority, Water   7/08 at 101.00       AAA    2,999,591
              System Revenue Bonds, Series 1998A, 5.000%, 7/01/28 - FGIC
              Insured

       3,000 New York City Municipal Water Finance Authority, New York,    6/11 at 100.00       AAA    3,107,970
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2002A, 5.250%, 6/15/33 - FGIC Insured

       5,260 New York City Municipal Water Finance Authority, New York,    6/06 at 101.00       AAA    5,654,921
              Water and Sewerage System Revenue Bonds, Fiscal Series
              1996B, 5.750%, 6/15/26 - MBIA Insured

         405 New York City Municipal Water Finance Authority, New York,    6/10 at 101.00       AAA      467,281
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2000B, 6.000%, 6/15/33 - MBIA Insured

          65 New York State Environmental Facilities Corporation, State    9/04 at 100.00       AAA       65,304
              Water Pollution Control Revolving Fund Revenue Bonds,
              Pooled Loan Issue Series 1990C, 7.200%, 3/15/11 - MBIA
              Insured
----------------------------------------------------------------------------------------------------------------
    $341,696 Total Long-Term Investments (cost $336,504,793) - 98.4%                                 363,656,579
----------------------------------------------------------------------------------------------------------------
------------

----
39

Portfolio of Investments (Unaudited)
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
August 31, 2004

   Principal                                                              Optional Call                 Market
Amount (000) Description                                                    Provisions* Ratings**        Value
--------------------------------------------------------------------------------------------------------------
             Short-Term Investments - 0.9%

    $  3,000 New York City, New York, General Obligation Bonds, Variable                      A-1 $  3,000,000
              Rate Demand Obligations, Series 1995B2- B10, 1.340%,
              8/15/05 - MBIA Insured +

         250 Puerto Rico Government Development Bank, Adjustable                              A-1      250,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 1.250%, 12/01/15 - MBIA Insured +
--------------------------------------------------------------------------------------------------------------
    $  3,250 Total Short-Term Investments (cost $3,250,000)                                          3,250,000
--------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $339,754,793) - 99.3%                                         366,906,579
             ------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.7%                                                    2,716,458
             ------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                    $369,623,037
             ------------------------------------------------------------------------------------------------
             All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary
             Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           + Security has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
40

Statement of Assets and Liabilities (Unaudited)
August 31, 2004


                                                                               Connecticut    New Jersey      New York
-----------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $266,464,481, $160,481,407, $318,283,604,
 and $339,754,793, respectively)                                             $281,826,745  $167,614,029  $338,237,182
Cash                                                                              939,321       377,422       396,281
Receivables:
  Interest                                                                      3,919,427     2,131,857     4,836,517
  Investments sold                                                                     --        30,000       115,000
  Shares sold                                                                     181,070        61,041       654,378
Other assets                                                                        2,616           269         5,845
-----------------------------------------------------------------------------------------------------------------------
    Total assets                                                              286,869,179   170,214,618   344,245,203
-----------------------------------------------------------------------------------------------------------------------
Liabilities
Payables for shares redeemed                                                      133,226       195,906       210,883
Accrued expenses:
  Management fees                                                                 129,186        77,285       153,805
  12b-1 distribution and service fees                                              83,499        50,657        73,594
  Other                                                                            73,405        57,085        97,267
Dividends payable                                                               1,024,871       573,787     1,307,866
-----------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                           1,444,187       954,720     1,843,415
-----------------------------------------------------------------------------------------------------------------------
Net assets                                                                   $285,424,992  $169,259,898  $342,401,788
-----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                   $215,231,452  $ 71,475,104  $124,730,044
Shares outstanding                                                             19,986,554     6,649,978    11,477,042
Net asset value per share                                                    $      10.77  $      10.75  $      10.87
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                            $      11.24  $      11.22  $      11.35
-----------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                   $ 30,164,156  $ 26,048,518  $ 37,900,345
Shares outstanding                                                              2,804,343     2,424,294     3,484,941
Net asset value and offering price per share                                 $      10.76  $      10.74  $      10.88
-----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                   $ 36,457,114  $ 28,076,237  $ 35,331,668
Shares outstanding                                                              3,388,973     2,620,332     3,244,933
Net asset value and offering price per share                                 $      10.76  $      10.71  $      10.89
-----------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                   $  3,572,270  $ 43,660,039  $144,439,731
Shares outstanding                                                                330,285     4,056,831    13,257,723
Net asset value and offering price per share                                 $      10.82  $      10.76  $      10.89
-----------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                              $269,390,662  $162,851,059  $323,320,583
Undistributed (Over-distribution of) net investment income                        (25,238)       16,259      (402,497)
Accumulated net realized gain (loss) from investments                             697,304      (740,042)     (469,876)
Net unrealized appreciation of investments                                     15,362,264     7,132,622    19,953,578
-----------------------------------------------------------------------------------------------------------------------
Net assets                                                                   $285,424,992  $169,259,898  $342,401,788
-----------------------------------------------------------------------------------------------------------------------

                                                                                  New York
                                                                                   Insured
------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $266,464,481, $160,481,407, $318,283,604,
 and $339,754,793, respectively)                                             $366,906,579
Cash                                                                              525,187
Receivables:
  Interest                                                                      4,117,040
  Investments sold                                                                     --
  Shares sold                                                                      65,307
Other assets                                                                       17,004
------------------------------------------------------------------------------------------
    Total assets                                                              371,631,117
------------------------------------------------------------------------------------------
Liabilities
Payables for shares redeemed                                                      375,093
Accrued expenses:
  Management fees                                                                 166,131
  12b-1 distribution and service fees                                              45,210
  Other                                                                           126,463
Dividends payable                                                               1,295,183
------------------------------------------------------------------------------------------
    Total liabilities                                                           2,008,080
------------------------------------------------------------------------------------------
Net assets                                                                   $369,623,037
------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                   $ 82,487,247
Shares outstanding                                                              7,658,067
Net asset value per share                                                    $      10.77
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                            $      11.24
------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                   $ 24,498,880
Shares outstanding                                                              2,270,621
Net asset value and offering price per share                                 $      10.79
------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                   $ 18,617,687
Shares outstanding                                                              1,728,605
Net asset value and offering price per share                                 $      10.77
------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                   $244,019,223
Shares outstanding                                                             22,602,577
Net asset value and offering price per share                                 $      10.80
------------------------------------------------------------------------------------------

Net Assets Consist of:
------------------------------------------------------------------------------------------
Capital paid-in                                                              $340,252,611
Undistributed (Over-distribution of) net investment income                       (281,142)
Accumulated net realized gain (loss) from investments                           2,499,782
Net unrealized appreciation of investments                                     27,151,786
------------------------------------------------------------------------------------------
Net assets                                                                   $369,623,037
------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
41

Statement of Operations (Unaudited)
Six Months Ended August 31, 2004

                                                                                                               New York
                                                                     Connecticut   New Jersey     New York      Insured
-----------------------------------------------------------------------------------------------------------------------
Investment Income                                                   $ 7,766,294  $ 4,402,294  $ 9,427,804  $ 9,436,157
-----------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                         784,218      465,452      919,843      998,200
12b-1 service fees - Class A                                            217,977       72,060      121,779       79,519
12b-1 distribution and service fees - Class B                           145,009      125,650      186,634      119,651
12b-1 distribution and service fees - Class C                           142,343      104,934      131,793       74,627
Shareholders' servicing agent fees and expenses                          67,334       64,046      113,417      129,650
Custodian's fees and expenses                                            41,163       28,203       46,494       47,532
Trustees' fees and expenses                                               4,494        2,785        5,721        6,014
Professional fees                                                         8,912        6,274       17,613       10,007
Shareholders' reports - printing and mailing expenses                    15,573       12,140       23,331       20,545
Federal and state registration fees                                       2,561        1,953        4,234        2,278
Portfolio insurance expense                                                  --           --           --          525
Other expenses                                                            4,726        2,241        4,682        5,236
-----------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            1,434,310      885,738    1,575,541    1,493,784
  Custodian fee credit                                                   (1,923)      (2,321)      (5,247)      (1,905)
-----------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,432,387      883,417    1,570,294    1,491,879
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                 6,333,907    3,518,877    7,857,510    7,944,278
-----------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments                                      482,089      179,159      787,680    1,431,624
Net change in unrealized appreciation (depreciation) of investments  (6,818,783)  (3,916,610)  (8,372,462)  (8,921,173)
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                     (6,336,694)  (3,737,451)  (7,584,782)  (7,489,549)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $    (2,787) $  (218,574) $   272,728  $   454,729
-----------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
42

Statement of Changes in Net Assets (Unaudited)

                                                                                Connecticut
                                                                      ------------------------------
                                                                      Six Months Ended     Year Ended
                                                                               8/31/04        2/29/04
------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $  6,333,907  $ 13,563,854
Net realized gain from investments                                             482,089       996,590
Net change in unrealized appreciation (depreciation) of investments         (6,818,783)    3,092,631
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                           (2,787)   17,653,075
------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                   (4,937,150)  (10,579,320)
  Class B                                                                     (573,202)   (1,231,318)
  Class C                                                                     (753,582)   (1,621,352)
  Class R                                                                      (88,050)     (189,431)
From accumulated net realized gains from investments:
  Class A                                                                           --      (922,683)
  Class B                                                                           --      (130,138)
  Class C                                                                           --      (162,408)
  Class R                                                                           --       (17,374)
------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (6,351,984)  (14,854,024)
------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                11,653,801    29,212,259
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            2,829,613     6,648,901
------------------------------------------------------------------------------------------------------
                                                                            14,483,414    35,861,160
Cost of shares redeemed                                                    (27,367,412)  (42,306,249)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions         (12,883,998)   (6,445,089)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                      (19,238,769)   (3,646,038)
Net assets at the beginning of period                                      304,663,761   308,309,799
------------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $285,424,992  $304,663,761
------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $    (25,238) $     (7,161)
------------------------------------------------------------------------------------------------------

                                                                                New Jersey
                                                                      ------------------------------
                                                                      Six Months Ended     Year Ended
                                                                               8/31/04        2/29/04
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $  3,518,877  $  7,064,938
Net realized gain from investments                                             179,159       850,385
Net change in unrealized appreciation (depreciation) of investments         (3,916,610)    1,962,450
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                         (218,574)    9,877,773
-----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                   (1,531,157)   (3,164,445)
  Class B                                                                     (458,632)     (939,935)
  Class C                                                                     (517,996)     (916,890)
  Class R                                                                     (973,790)   (1,977,646)
From accumulated net realized gains from investments:
  Class A                                                                           --            --
  Class B                                                                           --            --
  Class C                                                                           --            --
  Class R                                                                           --            --
-----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (3,481,575)   (6,998,916)
-----------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                 9,064,965    29,844,330
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            2,112,566     4,114,598
-----------------------------------------------------------------------------------------------------
                                                                            11,177,531    33,958,928
Cost of shares redeemed                                                    (16,411,887)  (25,871,493)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions          (5,234,356)    8,087,435
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                       (8,934,505)   10,966,292
Net assets at the beginning of period                                      178,194,403   167,228,111
-----------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $169,259,898  $178,194,403
-----------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $     16,259  $    (21,043)
-----------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
43

                                                                                 New York
                                                                      ------------------------------
                                                                      Six Months Ended     Year Ended
                                                                               8/31/04        2/29/04
------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $  7,857,510  $ 15,853,756
Net realized gain from investments                                             787,680     2,465,417
Net change in unrealized appreciation (depreciation) of investments         (8,372,462)    4,208,438
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                          272,728    22,527,611
------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                   (2,827,432)   (5,548,616)
  Class B                                                                     (774,371)   (1,690,637)
  Class C                                                                     (728,829)   (1,373,723)
  Class R                                                                   (3,548,779)   (7,439,911)
From accumulated net realized gains from investments:
  Class A                                                                           --            --
  Class B                                                                           --            --
  Class C                                                                           --            --
  Class R                                                                           --            --
------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (7,879,411)  (16,052,887)
------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                28,186,574    52,579,255
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            4,349,191     9,104,357
------------------------------------------------------------------------------------------------------
                                                                            32,535,765    61,683,612
Cost of shares redeemed                                                    (33,470,860)  (45,808,647)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions            (935,095)   15,874,965
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                       (8,541,778)   22,349,689
Net assets at the beginning of period                                      350,943,566   328,593,877
------------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $342,401,788  $350,943,566
------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $   (402,497) $   (380,596)
------------------------------------------------------------------------------------------------------

                                                                             New York Insured
                                                                      ------------------------------
                                                                      Six Months Ended     Year Ended
                                                                               8/31/04        2/29/04
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $  7,944,278  $ 16,471,927
Net realized gain from investments                                           1,431,624     3,117,208
Net change in unrealized appreciation (depreciation) of investments         (8,921,173)    4,146,661
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                          454,729    23,735,796
-----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                   (1,704,656)   (3,278,508)
  Class B                                                                     (442,509)   (1,010,907)
  Class C                                                                     (373,756)     (692,323)
  Class R                                                                   (5,516,877)  (11,704,543)
From accumulated net realized gains from investments:
  Class A                                                                           --      (944,981)
  Class B                                                                           --      (356,516)
  Class C                                                                           --      (245,890)
  Class R                                                                           --    (3,220,348)
-----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (8,037,798)  (21,454,016)
-----------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                12,211,572    31,712,526
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            5,202,724    14,616,535
-----------------------------------------------------------------------------------------------------
                                                                            17,414,296    46,329,061
Cost of shares redeemed                                                    (25,346,616)  (43,212,056)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions          (7,932,320)    3,117,005
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                      (15,515,389)    5,398,785
Net assets at the beginning of period                                      385,138,426   379,739,641
-----------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $369,623,037  $385,138,426
-----------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $   (281,142) $   (187,622)
-----------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
44

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Connecticut Municipal Bond Fund ("Connecticut"), Nuveen New Jersey Municipal Bond Fund ("New Jersey"), Nuveen New York Municipal Bond Fund ("New York") and Nuveen New York Insured Municipal Bond Fund ("New York Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2004, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.


----
45

Insurance
New York Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the six months ended August 31, 2004, Connecticut, New Jersey, New York and New York Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
46

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                      Connecticut
                                                  --------------------------------------------------
                                                      Six Months Ended             Year Ended
                                                           8/31/04                   2/29/04
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            831,032  $  8,911,944   1,467,441  $ 15,847,498
  Class B                                             73,614       781,252     274,772     2,989,457
  Class C                                            161,560     1,735,438     868,854     9,429,214
  Class R                                             20,734       225,167      87,637       946,090
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            199,276     2,126,640     459,986     4,973,910
  Class B                                             23,020       245,368      54,529       588,753
  Class C                                             36,642       390,872      86,655       935,863
  Class R                                              6,225        66,733      13,850       150,375
-----------------------------------------------------------------------------------------------------
                                                   1,352,103    14,483,414   3,313,724    35,861,160
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,771,834)  (18,870,904) (2,714,094)  (29,295,265)
  Class B                                           (178,497)   (1,887,361)   (386,631)   (4,178,215)
  Class C                                           (561,828)   (5,975,749)   (727,751)   (7,824,695)
  Class R                                            (59,669)     (633,398)    (93,531)   (1,008,074)
-----------------------------------------------------------------------------------------------------
                                                  (2,571,828)  (27,367,412) (3,922,007)  (42,306,249)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                           (1,219,725) $(12,883,998)   (608,283) $ (6,445,089)
-----------------------------------------------------------------------------------------------------

                                                                      New Jersey
                                                  --------------------------------------------------
                                                      Six Months Ended             Year Ended
                                                           8/31/04                   2/29/04
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            416,081  $  4,429,648   1,288,466  $ 13,875,429
  Class B                                            165,089     1,773,037     302,714     3,258,628
  Class C                                            205,732     2,178,485     949,375    10,204,505
  Class R                                             64,204       683,795     233,030     2,505,768
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             86,402       919,833     169,225     1,816,241
  Class B                                             16,861       179,493      34,585       370,865
  Class C                                             26,735       283,779      43,987       470,431
  Class R                                             68,420       729,461     135,648     1,457,061
-----------------------------------------------------------------------------------------------------
                                                   1,049,524    11,177,531   3,157,030    33,958,928
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (873,597)   (9,290,233) (1,301,406)  (13,996,687)
  Class B                                           (232,846)   (2,458,520)   (359,363)   (3,852,233)
  Class C                                           (193,179)   (2,042,006)   (382,516)   (4,063,583)
  Class R                                           (246,806)   (2,621,128)   (369,319)   (3,958,990)
-----------------------------------------------------------------------------------------------------
                                                  (1,546,428)  (16,411,887) (2,412,604)  (25,871,493)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (496,904) $ (5,234,356)    744,426  $  8,087,435
-----------------------------------------------------------------------------------------------------


----
47

                                                                       New York
                                                  --------------------------------------------------
                                                      Six Months Ended             Year Ended
                                                           8/31/04                   2/29/04
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          2,043,485  $ 21,930,708   2,553,847  $ 27,719,946
  Class B                                            115,191     1,237,409     488,340     5,313,640
  Class C                                            364,032     3,940,117   1,130,510    12,330,026
  Class R                                             99,405     1,078,340     651,153     7,215,643
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            120,992     1,301,239     244,121     2,647,042
  Class B                                             29,210       314,532      63,639       690,710
  Class C                                             27,498       296,155      51,316       557,646
  Class R                                            225,997     2,437,265     479,183     5,208,959
-----------------------------------------------------------------------------------------------------
                                                   3,025,810    32,535,765   5,662,109    61,683,612
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,731,698)  (18,413,732) (2,153,663)  (23,262,869)
  Class B                                           (402,914)   (4,305,146)   (566,682)   (6,165,963)
  Class C                                           (368,656)   (3,949,130)   (497,189)   (5,422,100)
  Class R                                           (635,995)   (6,802,852) (1,008,217)  (10,957,715)
-----------------------------------------------------------------------------------------------------
                                                  (3,139,263)  (33,470,860) (4,225,751)  (45,808,647)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (113,453) $   (935,095)  1,436,358  $ 15,874,965
-----------------------------------------------------------------------------------------------------

                                                                   New York Insured
                                                  --------------------------------------------------
                                                      Six Months Ended             Year Ended
                                                           8/31/04                   2/29/04
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            848,094  $  8,994,641   1,390,422  $ 15,137,500
  Class B                                             40,275       430,479     347,222     3,802,628
  Class C                                            162,881     1,754,162     877,998     9,556,571
  Class R                                             97,091     1,032,290     295,761     3,215,827
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             90,393       960,991     234,659     2,537,806
  Class B                                             19,383       206,498      60,613       656,152
  Class C                                             15,539       165,433      43,074       465,582
  Class R                                            362,974     3,869,802   1,010,776    10,956,995
-----------------------------------------------------------------------------------------------------
                                                   1,636,630    17,414,296   4,260,525    46,329,061
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (431,249)   (4,558,920) (1,246,000)  (13,536,661)
  Class B                                           (253,634)   (2,696,594)   (485,202)   (5,254,669)
  Class C                                           (384,784)   (4,033,781)   (309,404)   (3,354,782)
  Class R                                         (1,327,153)  (14,057,321) (1,938,645)  (21,065,944)
-----------------------------------------------------------------------------------------------------
                                                  (2,396,820)  (25,346,616) (3,979,251)  (43,212,056)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (760,190) $ (7,932,320)    281,274  $  3,117,005
-----------------------------------------------------------------------------------------------------


----
48

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the six months ended August 31, 2004, were as follows:

                                                                  New York
                           Connecticut  New Jersey    New York     Insured
      --------------------------------------------------------------------
      Purchases            $ 8,214,460 $12,297,377 $18,951,753 $19,737,850
      Sales and maturities  20,705,810  15,008,794  17,417,640  26,212,361
      --------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At August 31, 2004, the cost of investments were as follows:

                                                                   New York
                         Connecticut   New Jersey     New York      Insured
    -----------------------------------------------------------------------
    Cost of investments $266,281,394 $160,435,595 $318,051,244 $339,672,328
    -----------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2004, were as follows:

                                                                                     New York
                                            Connecticut  New Jersey     New York      Insured
---------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $16,870,976  $7,950,269  $21,649,476  $27,465,083
  Depreciation                              (1,325,625)   (771,835)  (1,463,538)    (230,832)
---------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $15,545,351  $7,178,434  $20,185,938  $27,234,251
---------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 29, 2004, the Funds' last fiscal year end, were as follows:

                                                                            New York
                                          Connecticut New Jersey New York    Insured
------------------------------------------------------------------------------------
Undistributed net tax-exempt income          $933,568   $523,423 $631,502 $1,047,953
Undistributed net ordinary income*              7,291         --   10,282         --
Undistributed net long-term capital gains     215,215         --       --  1,068,158
------------------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended February 29, 2004, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                                                                     New York
2004                                           Connecticut New Jersey    New York     Insured
---------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $13,666,034 $6,978,736 $15,899,369 $16,577,992
Distributions from net ordinary income*              9,159         --     192,895     613,568
Distributions from net long-term capital gains   1,232,603         --          --   4,289,101
---------------------------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 29, 2004, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                      New Jersey   New York
                     --------------------------------------
                     Expiration year:
                       2009             $919,201 $       --
                       2010                   --         --
                       2011                   --         --
                       2012                   --  1,242,002
                     --------------------------------------
                     Total              $919,201 $1,242,002
                     --------------------------------------


----
49

5. Management Fee and Other Transactions with Affiliates

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .006% as of September 30, 2004.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

       Complex-Level Assets /(1)/                Complex-Level Fee Rate
       -----------------------------------------------------------------
       For the first $55 billion                                  .2000%
       For the next $1 billion                                    .1800
       For the next $1 billion                                    .1600
       For the next $3 billion                                    .1425
       For the next $3 billion                                    .1325
       For the next $3 billion                                    .1250
       For the next $5 billion                                    .1200
       For the next $5 billion                                    .1175
       For the next $15 billion                                   .1150
       For Managed Assets over $91 billion /(2)/                  .1400
       -----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Management Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .5500%
              For the next $125 million                    .5375
              For the next $250 million                    .5250
              For the next $500 million                    .5125
              For the next $1 billion                      .5000
              For the next $3 billion                      .4750
              For net assets over $5 billion               .4500
              ---------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.


----
50

During the six months ended August 31, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                 New York
                                 Connecticut New Jersey New York  Insured
      -------------------------------------------------------------------
      Sales charges collected       $184,631    $67,459 $186,786 $131,108
      Paid to authorized dealers     156,341     57,196  167,360  113,099
      -------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended August 31, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                              New York
                              Connecticut New Jersey New York  Insured
          ------------------------------------------------------------
          Commission advances     $49,627    $81,509 $131,669  $54,266
          ------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 2004, the Distributor retained such 12b-1 fees as follows:

                                                              New York
                              Connecticut New Jersey New York  Insured
          ------------------------------------------------------------
          12b-1 fees retained    $141,043   $139,600 $192,862 $129,279
          ------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended August 31, 2004, as follows:

                                                           New York
                           Connecticut New Jersey New York  Insured
             ------------------------------------------------------
             CDSC retained     $24,159    $48,702  $68,856  $73,702
             ------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on October 1, 2004, to shareholders of record on September 9, 2004, as follows:

                                                              New York
                              Connecticut New Jersey New York  Insured
          ------------------------------------------------------------
          Dividend per share:
            Class A                $.0400     $.0380   $.0420   $.0375
            Class B                 .0330      .0310    .0355    .0305
            Class C                 .0350      .0330    .0375    .0325
            Class R                 .0415      .0395    .0440    .0390
          ------------------------------------------------------------



----
51

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:


Class (Commencement Date)
                             Investment Operations        Less Distributions
                          ---------------------------  -----------------------                    -----------------------------
                                                                                                              Before Credit/
                                                                                                              Reimbursement
CONNECTICUT                                                                                                ------------------
                                                                                                                        Ratio
                                                                                                                       of Net
                                           Net                                                                        Invest-
                                     Realized/                                                             Ratio of      ment
                                    Unrealized                                                             Expenses    Income
                Beginning       Net    Invest-             Net                  Ending              Ending       to        to
                      Net   Invest-       ment         Invest-                     Net                 Net  Average   Average
Year Ended          Asset      ment       Gain            ment  Capital          Asset     Total    Assets      Net       Net
February 28/29,     Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)   Assets    Assets
--------------------------------------------------------------------------------------------------------------------------------
Class A (7/87)
  2005(e)          $10.99      $.24      $(.22) $ .02    $(.24)   $  --  $(.24) $10.77       .26% $215,231      .84%*    4.51%*
  2004              10.88       .50        .15    .65     (.50)    (.04)  (.54)  10.99      6.21   227,787      .85      4.60
  2003              10.67       .52        .26    .78     (.53)    (.04)  (.57)  10.88      7.51   234,133      .85      4.82
  2002              10.51       .53        .16    .69     (.53)      --   (.53)  10.67      6.66   217,024      .85      5.01
  2001               9.96       .53        .55   1.08     (.53)      --   (.53)  10.51     11.14   204,442      .87      5.20
  2000              10.90       .53       (.94)  (.41)    (.53)      --   (.53)   9.96     (3.84)  196,416      .88      5.09
Class B (2/97)
  2005(e)           10.98       .20       (.22)  (.02)    (.20)      --   (.20)  10.76      (.13)   30,164     1.59*     3.76*
  2004              10.87       .42        .15    .57     (.42)    (.04)  (.46)  10.98      5.40    31,678     1.60      3.85
  2003              10.65       .43        .27    .70     (.44)    (.04)  (.48)  10.87      6.78    31,987     1.60      4.06
  2002              10.49       .45        .15    .60     (.44)      --   (.44)  10.65      5.84    23,310     1.60      4.26
  2001               9.94       .45        .55   1.00     (.45)      --   (.45)  10.49     10.31    19,794     1.62      4.45
  2000              10.88       .45       (.94)  (.49)    (.45)      --   (.45)   9.94     (4.57)   15,931     1.63      4.37
Class C (10/93)
  2005(e)           10.98       .21       (.22)  (.01)    (.21)      --   (.21)  10.76      (.02)   36,457     1.39*     3.96*
  2004              10.87       .44        .15    .59     (.44)    (.04)  (.48)  10.98      5.62    41,194     1.40      4.05
  2003              10.66       .46        .26    .72     (.47)    (.04)  (.51)  10.87      6.92    38,312     1.40      4.26
  2002              10.50       .47        .16    .63     (.47)      --   (.47)  10.66      6.07    26,890     1.40      4.47
  2001               9.95       .47        .55   1.02     (.47)      --   (.47)  10.50     10.50    18,460     1.42      4.65
  2000              10.88       .47       (.93)  (.46)    (.47)      --   (.47)   9.95     (4.31)   16,181     1.43      4.54
Class R (2/97)
  2005(e)           11.03       .25       (.21)   .04     (.25)      --   (.25)  10.82       .43     3,572      .64*     4.71*
  2004              10.92       .52        .15    .67     (.52)    (.04)  (.56)  11.03      6.36     4,005      .65      4.79
  2003              10.70       .54        .27    .81     (.55)    (.04)  (.59)  10.92      7.76     3,878      .65      5.01
  2002              10.54       .56        .14    .70     (.54)      --   (.54)  10.70      6.82     3,568      .65      5.23
  2001               9.99       .55        .55   1.10     (.55)      --   (.55)  10.54     11.30     1,992      .67      5.40
  2000              10.93       .55       (.94)  (.39)    (.55)      --   (.55)   9.99     (3.63)    1,337      .68      5.31
--------------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                Ratios/Supplemental Data
                ----------------------------------------------------
                                           After            After Credit/
                                      Reimbursement(c)     Reimbursement(d)
CONNECTICUT                         ------------------   ------------------
                             Ratio                Ratio
                            of Net               of Net
                           Invest-              Invest-
                Ratio of      ment   Ratio of      ment
                Expenses    Income   Expenses    Income
                      to        to         to        to
                 Average   Average    Average   Average   Portfolio
Year Ended           Net       Net        Net       Net    Turnover
February 28/29,   Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------
Class A (7/87)
  2005(e)            .84%*    4.51%*      .84%*    4.51%*         3%
  2004               .85      4.60        .84      4.60           8
  2003               .85      4.82        .84      4.82          19
  2002               .85      5.01        .84      5.02          20
  2001               .87      5.20        .86      5.21           7
  2000               .88      5.09        .87      5.10          22
Class B (2/97)
  2005(e)           1.59*     3.76*      1.59*     3.76*          3
  2004              1.60      3.85       1.59      3.85           8
  2003              1.60      4.06       1.59      4.07          19
  2002              1.60      4.26       1.59      4.27          20
  2001              1.62      4.45       1.61      4.46           7
  2000              1.63      4.37       1.63      4.38          22
Class C (10/93)
  2005(e)           1.39*     3.96*      1.39*     3.96*          3
  2004              1.40      4.05       1.39      4.05           8
  2003              1.40      4.26       1.39      4.27          19
  2002              1.40      4.47       1.39      4.48          20
  2001              1.42      4.65       1.41      4.66           7
  2000              1.43      4.54       1.42      4.55          22
Class R (2/97)
  2005(e)            .64*     4.71*       .64*     4.71*          3
  2004               .65      4.79        .64      4.80           8
  2003               .65      5.01        .64      5.02          19
  2002               .65      5.23        .64      5.24          20
  2001               .67      5.40        .66      5.41           7
  2000               .68      5.31        .67      5.32          22
--------------------------------------------------------------------

 * Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended August 31, 2004.

                                See accompanying notes to financial statements.

----
52

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations       Less Distributions
                          ---------------------------  ----------------------                    ----------------------------
                                                                                                            Before Credit/
                                                                                                            Reimbursement
NEW JERSEY                                                                                               ------------------
                                                                                                                      Ratio
                                                                                                                     of Net
                                           Net                                                                      Invest-
                                     Realized/                                                           Ratio of      ment
                                    Unrealized                                                           Expenses    Income
                Beginning       Net    Invest-             Net                 Ending             Ending       to        to
                      Net   Invest-       ment         Invest-                    Net                Net  Average   Average
Year Ended          Asset      ment       Gain            ment  Capital         Asset     Total   Assets      Net       Net
February 28/29,     Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)    (000)   Assets    Assets
------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2005(e)          $10.97      $.23      $(.22) $ .01    $(.23)     $-- $(.23) $10.75       .12% $71,475      .88%*    4.27%*
  2004              10.79       .46        .18    .64     (.46)      --  (.46)  10.97      6.07   77,021      .90      4.26
  2003              10.60       .46        .20    .66     (.47)      --  (.47)  10.79      6.36   74,067      .91      4.29
  2002              10.45       .47        .15    .62     (.47)      --  (.47)  10.60      6.04   60,835      .90      4.45
  2001               9.73       .48        .72   1.20     (.48)      --  (.48)  10.45     12.59   52,277     1.00      4.73
  2000              10.60       .49       (.87)  (.38)    (.49)      --  (.49)   9.73     (3.67)  46,235      .99      4.74
Class B (2/97)
  2005(e)           10.96       .19       (.22)  (.03)    (.19)      --  (.19)  10.74      (.28)  26,049     1.63*     3.53*
  2004              10.78       .38        .17    .55     (.37)      --  (.37)  10.96      5.26   27,140     1.65      3.51
  2003              10.59       .38        .20    .58     (.39)      --  (.39)  10.78      5.58   26,926     1.66      3.54
  2002              10.44       .39        .15    .54     (.39)      --  (.39)  10.59      5.26   23,451     1.65      3.70
  2001               9.72       .40        .72   1.12     (.40)      --  (.40)  10.44     11.74   15,979     1.75      3.98
  2000              10.60       .41       (.88)  (.47)    (.41)      --  (.41)   9.72     (4.51)  13,681     1.74      4.01
Class C (9/94)
  2005(e)           10.94       .20       (.23)  (.03)    (.20)      --  (.20)  10.71      (.26)  28,076     1.43*     3.73*
  2004              10.76       .40        .18    .58     (.40)      --  (.40)  10.94      5.50   28,226     1.45      3.72
  2003              10.56       .40        .21    .61     (.41)      --  (.41)  10.76      5.88   21,192     1.46      3.74
  2002              10.41       .41        .15    .56     (.41)      --  (.41)  10.56      5.46   14,376     1.45      3.89
  2001               9.70       .42        .71   1.13     (.42)      --  (.42)  10.41     11.92   12,757     1.55      4.17
  2000              10.58       .43       (.88)  (.45)    (.43)      --  (.43)   9.70     (4.29)  10,007     1.54      4.20
Class R (2/92)
  2005(e)           10.98       .24       (.22)   .02     (.24)      --  (.24)  10.76       .20   43,660      .68*     4.48*
  2004              10.80       .48        .17    .65     (.47)      --  (.47)  10.98      6.24   45,807      .70      4.46
  2003              10.60       .48        .21    .69     (.49)      --  (.49)  10.80      6.63   45,043      .71      4.49
  2002              10.45       .49        .15    .64     (.49)      --  (.49)  10.60      6.22   43,465      .70      4.64
  2001               9.73       .50        .72   1.22     (.50)      --  (.50)  10.45     12.79   41,916      .80      4.93
  2000              10.60       .51       (.87)  (.36)    (.51)      --  (.51)   9.73     (3.47)  40,058      .79      4.94
------------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                Ratios/Supplemental Data
                ----------------------------------------------------
                                           After            After Credit/
                                      Reimbursement(c)     Reimbursement(d)
NEW JERSEY                          ------------------   ------------------
                             Ratio                Ratio
                            of Net               of Net
                           Invest-              Invest-
                Ratio of      ment   Ratio of      ment
                Expenses    Income   Expenses    Income
                      to        to         to        to
                 Average   Average    Average   Average   Portfolio
Year Ended           Net       Net        Net       Net    Turnover
February 28/29,   Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------
Class A (9/94)
  2005(e)            .88%*    4.27%*      .88%*    4.28%*         7%
  2004               .90      4.26        .89      4.27          17
  2003               .91      4.29        .90      4.30           6
  2002               .90      4.45        .89      4.46           7
  2001              1.00      4.73        .98      4.74          12
  2000               .93      4.80        .91      4.82          26
Class B (2/97)
  2005(e)           1.63*     3.53*      1.63*     3.53*          7
  2004              1.65      3.51       1.64      3.52          17
  2003              1.66      3.54       1.65      3.55           6
  2002              1.65      3.70       1.64      3.71           7
  2001              1.75      3.98       1.73      3.99          12
  2000              1.69      4.06       1.67      4.08          26
Class C (9/94)
  2005(e)           1.43*     3.73*      1.43*     3.73*          7
  2004              1.45      3.72       1.44      3.73          17
  2003              1.46      3.74       1.45      3.75           6
  2002              1.45      3.89       1.44      3.90           7
  2001              1.55      4.17       1.53      4.19          12
  2000              1.48      4.26       1.47      4.27          26
Class R (2/92)
  2005(e)            .68*     4.48*       .68*     4.48*          7
  2004               .70      4.46        .69      4.47          17
  2003               .71      4.49        .70      4.50           6
  2002               .70      4.64        .69      4.65           7
  2001               .80      4.93        .78      4.94          12
  2000               .73      5.00        .71      5.02          26
--------------------------------------------------------------------

 * Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended August 31, 2004.

                                See accompanying notes to financial statements.

----
53

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                       Investment Operations        Less Distributions
                                    ---------------------------  -----------------------                    --------


NEW YORK


                                                     Net
                                               Realized/
                                              Unrealized
                          Beginning       Net    Invest-             Net                  Ending              Ending
                                Net   Invest-       ment         Invest-                     Net                 Net
Year Ended                    Asset      ment       Gain            ment  Capital          Asset     Total    Assets
February 28/29,               Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
---------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2005(e)                    $11.10      $.25      $(.23) $ .02    $(.25)   $  --  $(.25) $10.87       .25% $124,730
  2004                        10.88       .52        .22    .74     (.52)      --   (.52)  11.10      6.94   122,569
  2003                        10.72       .52        .22    .74     (.54)    (.04)  (.58)  10.88      7.11   113,197
  2002                        10.66       .58        .04    .62     (.56)      --   (.56)  10.72      5.94   105,700
  2001                        10.17       .57        .52   1.09     (.60)      --   (.60)  10.66     10.97   102,144
  2000                        11.03       .58       (.85)  (.27)    (.57)    (.02)  (.59)  10.17     (2.44)   81,857
Class B (2/97)
  2005(e)                     11.11       .21       (.23)  (.02)    (.21)      --   (.21)  10.88      (.11)   37,900
  2004                        10.90       .44        .21    .65     (.44)      --   (.44)  11.11      6.07    41,579
  2003                        10.73       .44        .23    .67     (.46)    (.04)  (.50)  10.90      6.43    40,951
  2002                        10.68       .50        .03    .53     (.48)      --   (.48)  10.73      5.07    34,262
  2001                        10.18       .49        .53   1.02     (.52)      --   (.52)  10.68     10.24    25,992
  2000                        11.04       .51       (.86)  (.35)    (.49)    (.02)  (.51)  10.18     (3.18)   19,803
Class C (9/94)
  2005(e)                     11.12       .22       (.22)    --     (.23)      --   (.23)  10.89       .00    35,332
  2004                        10.91       .46        .22    .68     (.47)      --   (.47)  11.12      6.30    35,832
  2003                        10.75       .46        .23    .69     (.49)    (.04)  (.53)  10.91      6.56    27,687
  2002                        10.70       .52        .03    .55     (.50)      --   (.50)  10.75      5.29    24,505
  2001                        10.20       .51        .53   1.04     (.54)      --   (.54)  10.70     10.47    17,757
  2000                        11.06       .52       (.85)  (.33)    (.51)    (.02)  (.53)  10.20     (2.97)   10,374
Class R (12/86)
  2005(e)                     11.13       .26       (.24)   .02     (.26)      --   (.26)  10.89       .27   144,440
  2004                        10.91       .54        .23    .77     (.55)      --   (.55)  11.13      7.06   150,963
  2003                        10.75       .55        .22    .77     (.57)    (.04)  (.61)  10.91      7.33   146,759
  2002                        10.69       .60        .04    .64     (.58)      --   (.58)  10.75      6.16   144,581
  2001                        10.20       .59        .52   1.11     (.62)      --   (.62)  10.69     11.19   144,950
  2000                        11.06       .60       (.84)  (.24)    (.60)    (.02)  (.62)  10.20     (2.21)  138,303
---------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                               Ratios/Supplemental Data
                          -------------------------------------------------------------------------
                                                 Before Credit/           After            After Credit/
                                                 Reimbursement       Reimbursement(c)     Reimbursement(d)
NEW YORK                                      ------------------   ------------------   ------------------
                                       Ratio                Ratio                Ratio
                                      of Net               of Net               of Net
                                     Invest-              Invest-              Invest-
                          Ratio of      ment   Ratio of      ment   Ratio of      ment
                          Expenses    Income   Expenses    Income   Expenses    Income
                                to        to         to        to         to        to
                           Average   Average    Average   Average    Average   Average   Portfolio
Year Ended                     Net       Net        Net       Net        Net       Net    Turnover
February 28/29,             Assets    Assets     Assets    Assets     Assets    Assets        Rate
---------------------------------------------------------------------------------------------------
Class A (9/94)
  2005(e)                      .86%*    4.65%*      .86%*    4.65%*      .86%*    4.65%*         5%
  2004                         .88      4.76        .88      4.76        .88      4.76          12
  2003                         .88      4.87        .88      4.87        .87      4.87          23
  2002                         .89      5.16        .66      5.39        .65      5.39          11
  2001                         .91      5.26        .70      5.47        .69      5.48          28
  2000                         .89      5.21        .61      5.49        .60      5.50          19
Class B (2/97)
  2005(e)                     1.61*     3.90*      1.61*     3.90*      1.61*     3.80*          5
  2004                        1.63      4.01       1.63      4.01       1.63      4.01          12
  2003                        1.63      4.11       1.63      4.11       1.62      4.12          23
  2002                        1.64      4.41       1.41      4.64       1.41      4.65          11
  2001                        1.66      4.51       1.45      4.72       1.44      4.73          28
  2000                        1.64      4.50       1.33      4.81       1.32      4.82          19
Class C (9/94)
  2005(e)                     1.41*     4.10*      1.41*     4.10*      1.41*     4.10*          5
  2004                        1.43      4.21       1.43      4.21       1.43      4.21          12
  2003                        1.43      4.31       1.43      4.31       1.42      4.32          23
  2002                        1.44      4.61       1.21      4.84       1.21      4.85          11
  2001                        1.46      4.72       1.26      4.92       1.25      4.92          28
  2000                        1.44      4.67       1.16      4.96       1.15      4.96          19
Class R (12/86)
  2005(e)                      .66*     4.85*       .66*     4.85*       .66*     4.85*          5
  2004                         .68      4.96        .68      4.96        .68      4.96          12
  2003                         .68      5.07        .68      5.07        .67      5.07          23
  2002                         .69      5.36        .46      5.59        .46      5.59          11
  2001                         .71      5.46        .49      5.67        .49      5.68          28
  2000                         .69      5.40        .42      5.67        .41      5.68          19
---------------------------------------------------------------------------------------------------

 * Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended August 31, 2004.

                                See accompanying notes to financial statements.

----
54

Selected data for a share outstanding throughout each period:


Class (Commencement Date)
                             Investment Operations        Less Distributions
                          ---------------------------  -----------------------                    ------------------------------
                                                                                                              Before Credit/
                                                                                                               Reimbursement
NEW YORK INSURED                                                                                           -------------------
                                                                                                                      Ratio of
                                                                                                                           Net
                                           Net                                                                         Invest-
                                     Realized/                                                             Ratio of       ment
                                    Unrealized                                                             Expenses     Income
                Beginning       Net    Invest-             Net                  Ending              Ending       to         to
                      Net   Invest-       ment         Invest-                     Net                 Net  Average    Average
Year Ended          Asset      ment       Gain            ment  Capital          Asset     Total    Assets      Net        Net
February 28/29,     Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)   Assets     Assets
---------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2005(e)          $10.98      $.23      $(.21) $ .02    $(.23)   $  --  $(.23) $10.77       .24% $ 82,487      .86%*     4.22%*
  2004              10.92       .46        .21    .67     (.47)    (.14)  (.61)  10.98      6.37    78,526      .86       4.28
  2003              10.59       .47        .40    .87     (.48)    (.06)  (.54)  10.92      8.46    73,936      .88       4.40
  2002              10.50       .49        .10    .59     (.50)      --   (.50)  10.59      5.75    63,043      .89       4.67
  2001               9.95       .51        .55   1.06     (.51)      --   (.51)  10.50     10.97    56,936      .91       4.98
  2000              10.73       .52       (.79)  (.27)    (.51)      --   (.51)   9.95     (2.50)   54,364      .90       5.02
Class B (2/97)
  2005(e)           11.00       .19       (.21)  (.02)    (.19)      --   (.19)  10.79      (.16)   24,499     1.61*      3.46*
  2004              10.93       .38        .22    .60     (.39)    (.14)  (.53)  11.00      5.64    27,104     1.61       3.53
  2003              10.60       .39        .40    .79     (.40)    (.06)  (.46)  10.93      7.64    27,786     1.63       3.65
  2002              10.51       .41        .10    .51     (.42)      --   (.42)  10.60      4.97    23,418     1.64       3.92
  2001               9.96       .43        .56    .99     (.44)      --   (.44)  10.51     10.12    16,965     1.66       4.23
  2000              10.74       .44       (.79)  (.35)    (.43)      --   (.43)   9.96     (3.26)   15,893     1.65       4.28
Class C (9/94)
  2005(e)           10.98       .20       (.21)  (.01)    (.20)      --   (.20)  10.77      (.05)   18,618     1.41*      3.67*
  2004              10.92       .40        .21    .61     (.41)    (.14)  (.55)  10.98      5.78    21,246     1.42       3.73
  2003              10.59       .41        .40    .81     (.42)    (.06)  (.48)  10.92      7.85    14,446     1.43       3.84
  2002              10.49       .43        .11    .54     (.44)      --   (.44)  10.59      5.26     9,926     1.44       4.12
  2001               9.94       .45        .55   1.00     (.45)      --   (.45)  10.49     10.33     5,131     1.46       4.43
  2000              10.73       .46       (.80)  (.34)    (.45)      --   (.45)   9.94     (3.17)    4,627     1.45       4.48
Class R (12/86)
  2005(e)           11.00       .24       (.20)   .04     (.24)      --   (.24)  10.80       .41   244,019      .66*      4.42*
  2004              10.94       .49        .20    .69     (.49)    (.14)  (.63)  11.00      6.53   258,263      .66       4.48
  2003              10.60       .49        .41    .90     (.50)    (.06)  (.56)  10.94      8.72   263,572      .68       4.60
  2002              10.50       .51        .11    .62     (.52)      --   (.52)  10.60      6.03   260,568      .69       4.87
  2001               9.95       .53        .55   1.08     (.53)      --   (.53)  10.50     11.16   259,651      .71       5.18
  2000              10.74       .54       (.80)  (.26)    (.53)      --   (.53)   9.95     (2.43)  260,469      .70       5.21
---------------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                Ratios/Supplemental Data
                ------------------------------------------------------
                                            After             After Credit/
                                      Reimbursement(c)      Reimbursement(d)
NEW YORK INSURED                    -------------------   -------------------
                           Ratio of              Ratio of
                                Net                   Net
                            Invest-               Invest-
                Ratio of       ment   Ratio of       ment
                Expenses     Income   Expenses     Income
                      to         to         to         to
                 Average    Average    Average    Average   Portfolio
Year Ended           Net        Net        Net        Net    Turnover
February 28/29,   Assets     Assets     Assets     Assets        Rate
----------------------------------------------------------------------
Class A (9/94)
  2005(e)            .86%*     4.22%*      .85%*     4.22%*         5%
  2004               .86       4.28        .86       4.28          10
  2003               .88       4.40        .87       4.40          21
  2002               .89       4.67        .88       4.68          17
  2001               .91       4.98        .90       4.99          15
  2000               .90       5.02        .90       5.02          16
Class B (2/97)
  2005(e)           1.61*      3.46*      1.60*      3.47*          5
  2004              1.61       3.53       1.61       3.53          10
  2003              1.63       3.65       1.62       3.66          21
  2002              1.64       3.92       1.63       3.93          17
  2001              1.66       4.23       1.65       4.24          15
  2000              1.65       4.28       1.65       4.28          16
Class C (9/94)
  2005(e)           1.41*      3.67*      1.40*      3.67*          5
  2004              1.42       3.73       1.41       3.73          10
  2003              1.43       3.84       1.42       3.85          21
  2002              1.44       4.12       1.43       4.13          17
  2001              1.46       4.43       1.45       4.44          15
  2000              1.45       4.48       1.45       4.48          16
Class R (12/86)
  2005(e)            .66*      4.42*       .65*      4.42*          5
  2004               .66       4.48        .66       4.48          10
  2003               .68       4.60        .67       4.61          21
  2002               .69       4.87        .68       4.88          17
  2001               .71       5.18        .70       5.19          15
  2000               .70       5.21        .70       5.21          16
----------------------------------------------------------------------

 * Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended August 31, 2004.

                                See accompanying notes to financial statements.

----
55

                                     Notes

--------------------------------------------------------------------------------
56

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Registered     Nuveen Investor Services
                         Public Accounting Firm     P.O. Box 8530
                         PricewaterhouseCoopers LLP Boston, MA 02266-8530
                         Chicago, IL                (800) 257-8787

                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the sensitivity of a bond or bond fund's value to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Dividend Market Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, at a specified assumed tax rate, the yield of a municipal bond investment.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments and (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30; are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
57

                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Managing approximately $107 billion in
                                  assets, Nuveen Investments provides
                                  high-quality investment services that
                                  contribute to the building of well
                                  diversified investment portfolios. The
                                  Company serves institutional clients,
                                  financial advisors and high-net-worth
                                  investors. The firm's asset management
                                  capabilities are marketed through four
                                  distinct brands, each with an independent investment team and area of expertise; Nuveen, focused on fixed-income investments; NWQ, specializing in value-style equities; Rittenhouse, dedicated to conservative growth-style equities; and Symphony, with expertise in alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MSA-MS3-0804D

--------------------------------------------------------------------------------


Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Semiannual Report dated August
                                               31, 2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

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Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via e-mail than by traditional mail.

Registering is easy and only takes a few minutes
(see instructions at right).

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                 No, your e-mail address is
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                 like receiving your reports electronically, it's a simple
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If your Nuveen Investments Fund dividends and statements

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

follow the steps
outlined below:

1 Go to www.investordelivery.com and follow the simple instructions, using the
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COME DIRECTLY TO YOU FROM NUVEEN INVESTMENTS,

follow the steps
outlined below:

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2 Select Access Your Account.
  Select the E-Report Enrollment section. Click on Enrollment Today.

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5 Use this same process if you need to change your registration information or
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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With long-term interest rates near historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

October 15, 2004



        "No one knows what the future will bring, which is why we think a well-balanced portfolio. . . is an important
                     component in achieving your long-term
                               financial goals."


                           Semiannual Report  Page 1

  Portfolio Managers' Comments

  Nuveen California Municipal Bond Fund
  Nuveen California Insured Municipal Bond Fund

  Portfolio managers Scott Romans and Dan Solender examine economic and market conditions, key investment strategies, and the performance of the Funds. Scott, who has 4 years of investment experience, has managed the Nuveen California Municipal Bond Fund since 2003. Dan, with 17 years of investment experience, began managing the Nuveen California Insured Municipal Bond Fund in May of 2004.

--------------------------------------------------------------------------------


What factors had the greatest influence on the United States economy and the municipal market during the six-month period ended August 31, 2004?

As the period began, a growing body of data was pointing to a steadily growing economy. After the release of a better-than-expected March jobs report, fixed-income investors became concerned that economic expansion would generate an increase in inflation, which in turn would lead the Federal Reserve Board to rapidly raise short-term interest rates (inflation is undesirable for bond owners because it reduces the present value of their securities' future income payments). The concerns about inflation mounted as the period progressed and oil prices soared to almost $50 per barrel. As expected, the Fed did raise rates twice during the period, once in June and again in August. The Fed also raised rates in September, after the end of the reporting period.

Against this backdrop, the municipal bond market saw generally rising long-term yields and falling bond prices during the past six months (bond yields and prices move in opposite directions). The higher yields were most pronounced on the short end of the yield curve, reflecting the expectation for future action from the Fed. Longer bonds also saw a rise in yields, while intermediate bonds, especially in the 10- to 20-year maturity range, were only modestly changed. Lower- and non-rated bonds tended to be the market's best performers during the period, reflecting increased demand for higher yielding bonds in this low interest rate environment.

For the first eight months of 2004, national municipal bond supply totaled $241 billion, a 9 percent decrease over the same time period in 2003. The modest decline reflected the rising interest rate environment, which made it less attractive for issuers to refinance outstanding bonds. Also, higher revenue collections meant that fewer states and municipalities needed to issue debt to finance operations. For the first eight months of 2004, supply in California, the nation's largest issuer of municipal debt, was approximately $43 billion, up incrementally from the same time period in 2003.

The State of California's general obligation debt was upgraded during the period, to A3 by Moody's and to A by Standard & Poor's. The upgrade reflected the state's recovering economy and its vastly improved financial position after issuing $15 billion worth of municipal debt in March. While California still has major financial problems to overcome, and deficits are projected to continue in 2006, the state nevertheless went a long way toward reassuring nervous municipal investors. Accordingly, yield spreads between California general obligation debt and comparable AAA-rated bonds tightened dramatically during the period. Along with the rest of the nation, California's economy continued to recover from the recession. The state's July 2004 revenue collections outpaced those of the prior July by more than 9 percent, and at period end, California's unemployment rate was 5.8 percent, still above the national average but a sharp 0.4 percent decline from the prior month.

How did the Funds perform during the six months ended August 31, 2004?

The accompanying chart on the next page provides total return performance information for the Funds (Class A shares at net asset value) for the six-month, one-year, five-year, and ten-year periods ended

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 2

Class A Shares--
Total Returns as of 8/31/04
--------------------------------------------------------------------------------

                                                    Average Annual
                                      Cumulative ---------------------
                                       6-Month   1-Year 5-Year 10-Year
                                      ---------- ------ ------ -------
          Nuveen California
           Municipal Bond Fund
            A Shares at NAV              0.60%   8.42%  5.17%   5.58%
            A Shares at Offer           -3.62%   3.85%  4.27%   5.12%
          Lipper California Municipal
           Debt Funds Category
           Average/1/                    0.13%   7.04%  5.65%   5.78%
          Lehman Brothers
           Municipal Bond Index/2/       0.55%   7.11%  6.67%   6.56%
          ------------------------------------------
          Nuveen California Insured
           Municipal Bond Fund
            A Shares at NAV             -0.24%   6.20%  5.86%   5.82%
            A Shares at Offer           -4.43%   1.75%  4.96%   5.36%
          Lipper California Insured
           Municipal Debt Funds
           Category Average/1/          -0.37%   6.50%  5.74%   5.76%
          Lehman Brothers
           Municipal Bond Index/2/       0.55%   7.11%  6.67%   6.56%
          ------------------------------------------


Returns quoted represent past performance which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

August 31, 2004. The Funds' performance is also compared with their respective Lipper peer groups; the Lipper California Municipal Debt Funds category average and Lipper California Insured Municipal Debt Funds category average, as well as with the national Lehman Brothers Municipal Bond Index. While we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state funds with a national average is difficult since most of the national index's results come from out-of-state bonds, many of which do not benefit from the sort of state tax exemption afforded to California bonds for California taxpayers.

For the six-month reporting period, the total returns at NAV of both the Nuveen California Municipal Bond Fund and the Nuveen California Insured Municipal Bond Fund outperformed their Lipper peer groups. The uninsured Fund performed in line with the Lehman Brothers Municipal Bond Index, while the insured Fund underperformed it.

The Nuveen California Municipal Bond Fund's performance was helped by its weighting in lower-rated securities, which gained as investors seemingly became less risk averse during the period. On August 31, 2004, approximately 18% of the portfolio was invested in BBB-rated or nonrated bonds. Many of these were California general obligation bonds that were purchased because we believed that credit spreads would narrow as the state addressed its financial challenges, a correct analysis, in hindsight. The insured Fund's performance, meanwhile, was negatively affected when some of its housing bonds were called, and also because higher quality bonds generally underperformed during the period.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund


--------------------------------------------------------------------------------

1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended August 31, 2004. The Lipper categories contained 128, 128, 98 and 61 funds in the Lipper California Municipal Debt Funds Category and 22, 22, 21 and 13 funds in the Lipper California Insured Municipal Debt Funds Category for the respective six-month, one-, five- and ten-year periods ended August 31, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                           Semiannual Report  Page 3
during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income, as dividends to shareholders. As of August 31, 2004, the Nuveen California Municipal Bond Fund and the Nuveen California Insured Municipal Bond Fund had negative UNII.

What strategies were underlying your management of the Funds during the six month reporting period ended August 31, 2004?

As new money came into the uninsured California Fund, through new investments, bond calls, and bond sales, we continued to favor intermediate and long-intermediate bonds, especially those with maturity dates between 15 and 20 years. We maintained this emphasis because of the steepness of the yield curve in that range; investing in bonds with longer maturities would have required us to take on additional interest rate risk without providing much additional income. An additional focus was to take advantage of current market conditions by adding higher-rated bonds to the Fund. In particular, we sold relatively illiquid credits that in our opinion had limited appreciation potential. Whenever possible, we sold these bonds during the favorable market environment and replaced them with more liquid, higher-rated names. We believed that such a strategy provided greater upside potential and would help insulate the portfolio from excess volatility if the municipal market were to underperform in response to rising interest rates.

In the insured California Fund, we bought premium bonds with maturity dates of approximately 15 to 20 years. As bonds matured or were called from the portfolio, we used the proceeds to invest in this maturity range, which in our opinion offered our shareholders the greatest value opportunities. An additional goal was to increase call protection, as the portfolio saw some of its housing bonds called during the period.


                           Semiannual Report  Page 4

--------------------------------------------------------------------------------
  Fund Spotlight as of 8/31/04             Nuveen California Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.34   $10.34   $10.33   $10.34
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0395  $0.0330  $0.0350  $0.0415
         --------------------------------------------------------------
         Inception Date             09/07/94 03/07/97 09/19/94 07/01/86
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                 Average Annual Total Returns as of 8/31/04

                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           8.42%  3.85%
                 ---------------------------------------------
                 5-Year                           5.17%  4.27%
                 ---------------------------------------------
                 10-Year                          5.58%  5.12%
                 ---------------------------------------------

                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           7.74%  3.74%
                 ---------------------------------------------
                 5-Year                           4.42%  4.25%
                 ---------------------------------------------
                 10-Year                          4.99%  4.99%
                 ---------------------------------------------

                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.86%
                 ---------------------------------------------
                 5-Year                           4.60%
                 ---------------------------------------------
                 10-Year                          4.98%
                 ---------------------------------------------

                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           8.67%
                 ---------------------------------------------
                 5-Year                           5.37%
                 ---------------------------------------------
                 10-Year                          5.83%
                 ---------------------------------------------

                 Tax-Free Yields

                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                4.58%  4.39%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              4.00%  3.83%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    6.11%  5.85%
                 ---------------------------------------------

                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.83%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.26%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.98%
                 ---------------------------------------------

                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.07%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.45%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.27%
                 ---------------------------------------------

                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.82%
                 ---------------------------------------------
                 SEC 30-Day Yield                 4.20%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      6.41%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            6.16%        1.70%
                            ------------------------------------------
                            5-Year            5.37%        4.47%
                            ------------------------------------------
                            10-Year           5.86%        5.41%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            5.38%        1.38%
                            ------------------------------------------
                            5-Year            4.59%        4.42%
                            ------------------------------------------
                            10-Year           5.24%        5.24%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            5.51%
                            ------------------------------------------
                            5-Year            4.78%
                            ------------------------------------------
                            10-Year           5.23%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            6.41%
                            ------------------------------------------
                            5-Year            5.59%
                            ------------------------------------------
                            10-Year           6.08%
                            ------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $266,958
                  -------------------------------------------
                  Average Effective Maturity (Years)    17.31
                  -------------------------------------------
                  Average Duration                       6.35
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid September 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2004.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because a fund may be paying out more or less than it is earning and it may not include the effect of amortization of bonds.
3The SEC 30-Day Yield and Taxable Equivalent Yield on a A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.5%.

                          Semiannual Report l Page 5

--------------------------------------------------------------------------------
  Fund Spotlight as of 8/31/04             Nuveen California Municipal Bond Fund
================================================================================

Bond Credit Quality/1/
            [CHART]

AAA/U.S. Guaranteed    45%
AA                     13%
A                      20%
BBB                    10%
NR                      8%
BB or lower             4%

                           Sectors/1/
                           Tax Obligation/Limited 22%
                           --------------------------
                           Tax Obligation/General 16%
                           --------------------------
                           Utilities              15%
                           --------------------------
                           Transportation         10%
                           --------------------------
                           Water and Sewer         7%
                           --------------------------
                           Healthcare              7%
                           --------------------------
                           U.S. Guaranteed         6%
                           --------------------------
                           Long-Term Care          5%
                           --------------------------
                           Other                  12%
                           --------------------------

1As a percentage of total holdings as of August 31, 2004. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance

                                            Actual Performance                  (5% return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (3/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (8/31/04)    $1,006.00 $1,003.10 $1,004.30 $1,007.10 $1,020.87 $1,017.09 $1,018.10 $1,021.88
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.35 $    8.13 $    7.12 $    3.34 $    4.38 $    8.19 $    7.17 $    3.36
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .86%, 1.61%, 1.41% and .66% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report l Page 6

--------------------------------------------------------------------------------
  Fund Spotlight as of 8/31/04     Nuveen California Insured Municipal Bond Fund
================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.92   $10.93   $10.85   $10.92
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0390  $0.0320  $0.0335  $0.0405
      --------------------------------------------------------------------
      Latest Capital Gain and
       Ordinary Income Distribution/2/  $0.0178  $0.0178  $0.0178  $0.0178
      --------------------------------------------------------------------
      Inception Date                   09/07/94 03/07/97 09/13/94 07/01/86
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                 Average Annual Total Returns as of 8/31/04
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           6.20%  1.75%
                 ---------------------------------------------
                 5-Year                           5.86%  4.96%
                 ---------------------------------------------
                 10-Year                          5.82%  5.36%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           5.38%  1.38%
                 ---------------------------------------------
                 5-Year                           5.06%  4.89%
                 ---------------------------------------------
                 10-Year                          5.19%  5.19%
                 ---------------------------------------------

                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           5.50%
                 ---------------------------------------------
                 5-Year                           5.27%
                 ---------------------------------------------
                 10-Year                          5.14%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           6.37%
                 ---------------------------------------------
                 5-Year                           6.06%
                 ---------------------------------------------
                 10-Year                          6.02%
                 ---------------------------------------------

                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.29%  4.11%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.24%  3.10%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.95%  4.73%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.51%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.50%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.82%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.71%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.70%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.12%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.45%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.44%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.25%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            4.06%       -0.29%
                            ------------------------------------------
                            5-Year            6.03%        5.12%
                            ------------------------------------------
                            10-Year           6.08%        5.62%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            3.36%       -0.62%
                            ------------------------------------------
                            5-Year            5.24%        5.08%
                            ------------------------------------------
                            10-Year           5.45%        5.45%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            3.55%
                            ------------------------------------------
                            5-Year            5.46%
                            ------------------------------------------
                            10-Year           5.45%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            4.23%
                            ------------------------------------------
                            5-Year            6.25%
                            ------------------------------------------
                            10-Year           6.30%
                            ------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $259,070
                  -------------------------------------------
                  Average Effective Maturity (Years)    19.58
                  -------------------------------------------
                  Average Duration                       5.27
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid September 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2004.
2Paid December 1, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because a fund may be paying out more or less than it is earning and it may not include the effect of amortization of bonds.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.5%.

                          Semiannual Report l Page 7

--------------------------------------------------------------------------------
  Fund Spotlight as of 8/31/04     Nuveen California Insured Municipal Bond Fund
================================================================================


Bond Credit Quality/1/
         [CHART]

Insured                   92%
Insured/U.S. Guaranteed    8%

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

                           Sectors/1/
                           Tax Obligation/General 29%
                           --------------------------
                           Tax Obligation/Limited 18%
                           --------------------------
                           Housing/Single Family  10%
                           --------------------------
                           Transportation         10%
                           --------------------------
                           U.S. Guaranteed         8%
                           --------------------------
                           Utilities               8%
                           --------------------------
                           Water and Sewer         7%
                           --------------------------
                           Housing/Multifamily     6%
                           --------------------------
                           Other                   4%
                           --------------------------

1As a percentage of total holdings as of August 31, 2004. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance

                                            Actual Performance                  (5% return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (3/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (8/31/04)    $  997.60 $  993.80 $  994.50 $  998.40 $1,020.92 $1,017.14 $1,018.15 $1,021.93
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.28 $    8.04 $    7.04 $    3.27 $    4.33 $    8.13 $    7.12 $    3.31
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .85%, 1.60%, 1.40% and .65% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report l Page 8

Portfolio of Investments (Unaudited)
NUVEEN CALIFORNIA MUNICIPAL BOND FUND
August 31, 2004

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 2.9%

    $  3,500 California County Tobacco Securitization Agency, Tobacco      6/12 at 100.00      Baa3 $    3,030,615
              Settlement Asset-Backed Bonds, Alameda County Tobacco
              Asset Securitization Corporation, Series 2002, 5.750%,
              6/01/29

       5,000 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB      4,668,950
              California, Tobacco Settlement Asset-Backed Bonds, Series
              2003A-1, 6.250%, 6/01/33
------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 1.0%

       1,500 California Statewide Community Development Authority,        12/06 at 105.00       N/R      1,498,290
              Certificates of Participation, San Diego Space and Science
              Foundation, Series 1996, 7.500%, 12/01/26

       1,000 University of California, Certificates of Participation,      1/10 at 101.00       Aa2      1,052,020
              San Diego and Sacramento Campus Projects, Series 2002A,
              5.250%, 1/01/22
------------------------------------------------------------------------------------------------------------------
             Healthcare - 7.0%

       6,000 California Health Facilities Financing Authority, Revenue    12/09 at 101.00        A3      6,424,320
              Bonds, Cedars-Sinai Medical Center, Series 1999A, 6.125%,
              12/01/30

       3,635 California Health Facilities Financing Authority, Insured     4/05 at 102.00         A      3,815,478
              Loan Program Small Facilities Revenue Bonds, Series 1994B,
              7.500%, 4/01/22

       3,370 California Health Facilities Financing Authority, Hospital   11/04 at 101.00       BB+      3,164,464
              Revenue Bonds, Downey Community Hospital, Series 1993,
              5.750%, 5/15/15

       1,735 Central California Joint Powers Health Finance Authority,     2/05 at 100.00      Baa2      1,661,401
              Certificates of Participation, Community Hospitals of
              Central California, Series 1993, 5.000%, 2/01/23

       1,000 Central California Joint Powers Health Finance Authority,     2/11 at 101.00      Baa2      1,016,850
              Certificates of Participation, Community Hospitals of
              Central California, Series 2001, 5.625%, 2/01/21

       2,475 Loma Linda, California, Hospital Revenue Bonds, Loma Linda   12/04 at 101.00       BB+      2,507,299
              University Medical Center, Series 1993A, 6.000%, 12/01/06
------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.1%

       1,950 ABAG Finance Authority for Non-Profit Corporations,             No Opt. Call      Baa2      2,137,766
              California, Multifamily Housing Revenue Refunding Bonds,
              United Dominion/2000 Post Apartments, Series 2000B,
              6.250%, 8/15/30 (Mandatory put 8/15/08)

       2,905 California Statewide Community Development Authority,         6/06 at 100.00       AAA      2,987,792
              FHA-Insured Senior Lien Multifamily Housing Revenue Bonds,
              Monte Vista Terrace, Series 1996A, 6.375%, 9/01/20

       3,105 Los Angeles Community Redevelopment Agency, California,       6/05 at 105.00       AAA      3,332,224
              FNMA Collateralized Section 8 Multifamily Housing Revenue
              Refunding Bonds, Angelus Plaza, Series 1995A, 7.400%,
              6/15/10

       2,080 Salinas, California, GNMA Collateralized Housing Facility     1/05 at 102.00       AAA      2,124,803
              Revenue Refunding Bonds, Villa Serra Project, Series
              1994A, 6.500%, 7/20/17

         470 Housing Authority of Santa Cruz County, California, FNMA      1/05 at 100.00       AAA        470,992
              Collateralized Multifamily Housing Revenue Refunding
              Bonds, Series 1990A, 7.750%, 7/01/23
------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.2%

         435 California Rural Home Mortgage Finance Authority,               No Opt. Call       AAA        440,720
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Bonds, Series 1997A, 7.000%, 9/01/29 (Alternative
              Minimum Tax)

       7,815 California Department of Veterans Affairs, Home Purchase      6/05 at 101.00       Aa2      8,094,386
              Revenue Bonds, Series 2000C, 6.150%, 12/01/27

          65 San Bernardino County, California, Mortgage-Backed             5/07 at 22.57       AAA         12,566
              Securities Program Single Family Home Mortgage Revenue
              Bonds, Series 1997A, 0.000%, 5/01/31 (Alternative Minimum
              Tax)
------------------------------------------------------------------------------------------------------------------
             Industrials - 0.7%

       1,000 California Municipal Finance Authority, Solid Waste             No Opt. Call       BBB      1,002,150
              Disposal Revenue Bonds, Waste Management Inc., Series
              2004, 4.100%, 9/01/14 (Alternative Minimum Tax) (WI,
              settling 9/09/04) (Mandatory put 9/01/09)

         750 California Pollution Control Financing Authority, Solid         No Opt. Call      BBB+        784,628
              Waste Disposal Revenue Bonds, Republic Services Inc.,
              Series 2002C, 5.250%, 6/01/23 (Alternative Minimum Tax)
              (Mandatory put 12/01/17)

----
9

Portfolio of Investments (Unaudited)
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
August 31, 2004

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.1%

             ABAG Finance Authority for Non-Profit Corporations,
             California, Revenue Bonds, Elder Care Alliace of Union
             City, Series 2004:
    $  1,850  5.400%, 8/15/24                                              8/14 at 100.00       BBB $    1,882,023
       2,130  5.600%, 8/15/34                                              8/14 at 100.00       BBB      2,177,222

       5,500 ABAG Finance Authority for Non-Profit Corporations,          10/07 at 102.00       BB+      5,102,460
              California, Certificates of Participation, American
              Baptist Homes of the West, Series 1997A, 5.850%, 10/01/27

       2,500 California Statewide Communities Development Authority,      11/04 at 102.00         A      2,567,200
              Certificates of Participation, Solheim Lutheran Home,
              Series 1994, 6.500%, 11/01/17

       2,000 Chico, California, Redevelopment Agency, Insured              2/05 at 100.00         A      2,007,440
              Certificates of Participation, Sierra Sunrise Lodge,
              Walker Senior Housing Corporation VII, Series 1991A,
              6.750%, 2/01/21
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 15.3%

       8,500 California, Various Purpose General Obligation Bonds,         3/10 at 101.00       AAA      9,291,435
              Series 2000, 5.750%, 3/01/27 - MBIA Insured

       3,335 California, General Obligation Bonds, Derivative Tax Exempt     No Opt. Call       AAA      5,304,051
              Receipts, Series 245, 14.800%, 2/01/15 (IF)

             California, General Obligation Bonds, Series 2004:
       2,500  5.000%, 2/01/20                                              2/14 at 100.00         A      2,633,250
       1,000  5.000%, 4/01/21                                              4/14 at 100.00         A      1,048,460
       6,000  5.125%, 4/01/23                                              4/14 at 100.00         A      6,272,460

             Central Unified School District, Fresno County, California,
             General Obligation Bonds, Series 2004A:
       1,000  5.500%, 7/01/22 - FGIC Insured                               7/14 at 100.00       AAA      1,113,590
       1,500  5.500%, 7/01/24 - FGIC Insured                               7/14 at 100.00       AAA      1,649,955

       1,035 Escondido Union School District, San Diego County,            8/12 at 100.00       AAA      1,101,416
              California, General Obligation Bonds, Series 2002A,
              5.250%, 8/01/23 - FSA Insured

       6,000 Los Angeles Unified School District, California, General      7/13 at 100.00       AAA      6,307,860
              Obligation Bonds, Series 2003A, 5.000%, 7/01/22 - FSA
              Insured

       2,000 Murrieta Valley Unified School District, Riverside County,    9/13 at 100.00       AAA      2,051,740
              California, General Obligation Bonds, Series 2003A,
              5.000%, 9/01/26 - FGIC Insured

       2,000 San Diego Unified School District, California, General        7/10 at 100.00       AAA      2,088,940
              Obligation Bonds, Election of 1998, Series 2000B, 5.125%,
              7/01/22 - MBIA Insured

       2,000 West Contra Costa Unified School District, Contra Costa       8/11 at 101.00       AAA      2,115,720
              County, California, General Obligation Bonds, Series
              2003B, 5.000%, 8/01/20 - FSA Insured
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 21.3%

             California, Economic Recovery Revenue Bonds, Series 2004A:
       3,500  5.000%, 7/01/15                                              7/14 at 100.00       AA-      3,861,410
       2,500  5.000%, 7/01/16                                              7/11 at 100.00       AA-      2,675,050

       2,500 Daly City Housing Development Finance Agency, California,    12/13 at 102.00        A-      2,620,550
              Mobile Home Park Revenue Bonds, Franciscan Mobile Home
              Park Project, Series 2002A, 5.800%, 12/15/25

       2,000 La Mirada Redevelopment Agency, California, Community        10/08 at 102.00       N/R      2,049,920
              Facilities District No.89-1, Refunding Special Tax Bonds,
              Tax Increment Contribution, Civic Theatre Project, Series
              1998, 5.700%, 10/01/20

       2,500 Los Angeles County Schools, California, Certificates of       9/13 at 100.00       AAA      2,619,000
              Participation, Pooled Financing Program, Regionalized
              Business Services Corporation, Series 2003A, 5.000%,
              9/01/22 - FSA Insured

       1,000 Milpitas, California, Local Improvement District 20,          9/04 at 103.00       N/R      1,042,640
              Limited Obligation Bonds, Series 1998A, 5.700%, 9/02/18

       1,040 Nevada County, California, Refunding Certificates of         10/11 at 100.00       Aaa      1,162,470
              Participation, Series 2001, 5.250%, 10/01/13 - MBIA Insured

       5,000 Oakland Redevelopment Agency, California, Subordinate Lien    3/13 at 100.00       AAA      5,637,650
              Tax Allocation Bonds, Central District Redevelopment
              Project, Series 2003, 5.500%, 9/01/15 - FGIC Insured

         805 Ontario City, San Bernardino County, California, Limited      9/04 at 103.00       N/R        843,882
              Obligation Improvement Bonds, Assessment District No.
              100C, California Commerce Center Phase III, Series 1991,
              8.000%, 9/02/11

       2,250 Orange County, California, Special Tax Bonds, Community       8/09 at 102.00       N/R      2,508,728
              Facilities District 99-1 of Ladera Ranch, Series 1999A,
              6.700%, 8/15/29

----
10

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  2,000 Poway, California, Community Facilities District 88-1,        8/08 at 102.00       N/R $    2,240,180
              Special Tax Refunding Bonds, Parkway Business Centre,
              Series 1998, 6.750%, 8/15/15

       1,645 Rancho Cucamoga, California, Assessment District No. 93-1,    9/04 at 103.00       N/R      1,686,059
              Limited Obligation Improvement Bonds, Masi Plaza, Series
              1997, 6.250%, 9/02/22

       2,000 Riverside County, California, Mobile Home Park Revenue        3/09 at 102.00       N/R      1,794,100
              Bonds, Bravo Mobile Home Park Project, Series 1999A,
              5.900%, 3/20/29

       1,000 Sacramento City Financing Authority, California, Lease          No Opt. Call       AAA      1,146,730
              Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
              AMBAC Insured

         500 Sacramento City Financing Authority, California, Lease          No Opt. Call       AA-        555,595
              Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20

         995 Sacramento County, California, Laguna Creek Ranch/Elliott    12/07 at 102.00       N/R      1,016,820
              Ranch Community Facilities District No. 1, Improvement
              Area No. 1 Special Tax Refunding Bonds, Laguna Creek
              Ranch, Series 1997, 5.700%, 12/01/20

       2,000 San Dimas Housing Authority, California, Mobile Home Park     7/08 at 102.00       N/R      1,962,780
              Revenue Bonds, Charter Oak Mobile Home Estates Acquisition
              Project, Series 1998A, 5.700%, 7/01/28

       2,880 San Francisco Redevelopment Agency, California, Lease         7/11 at 102.00       AAA      3,067,171
              Revenue Bonds, Moscone Convention Center, Series 2004,
              5.250%, 7/01/24 - AMBAC Insured

       7,090 Redevelopment Agency of San Marcos City, California, Tax     10/07 at 102.00         A      7,478,036
              Allocation Bonds, 1997 Affordable Housing Project, Series
              1977A, 6.000%, 10/01/27 (Alternative Minimum Tax)

       3,200 Seal Beach, California, Redevelopment Agency, Mobile Home    12/11 at 102.00         A      3,285,376
              Park Revenue Bonds, Series 2000A, 5.750%, 12/15/35 - ACA
              Insured

       4,000 Shafter Joint Powers Financing Authority, California, Lease   1/07 at 101.00        A-      4,267,120
              Revenue Bonds, Community Correctional Facility Acquisition
              Project, Series 1997A, 6.050%, 1/01/17

       2,000 Taft Public Financing Authority, Lease Revenue Bonds,         1/07 at 101.00        A-      2,133,560
              Community Correctional Facility Acquisition, Series 1997A,
              6.050%, 1/01/17

       1,350 Vallejo Public Financing Authority, California, Limited         No Opt. Call       N/R      1,368,252
              Obligation Revenue Bonds, Fairgrounds Drive Assessment
              District Refinancing, Series 1998, 5.700%, 9/02/11
------------------------------------------------------------------------------------------------------------------
             Transportation - 10.1%

       3,000 Bay Area Toll Authority, California, Revenue Bonds, San       4/11 at 100.00        AA      3,233,190
              Francisco Bay Area Toll Bridge, Series 2001D, 5.000%,
              4/01/16

       4,460 California Infrastructure Economic Development Bank, First    7/13 at 100.00       AAA      4,688,843
              Lien Revenue Bonds, San Francisco Bay Area Toll Bridge,
              Series 2003A, 5.000%, 7/01/22 - FSA Insured

       2,000 Foothill/Eastern Transportation Corridor Agency,              1/10 at 100.00      BBB-      1,787,280
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35

       2,750 Foothill/Eastern Transportation Corridor Agency,              1/14 at 101.00      BBB-      2,121,598
              California, Toll Road Revenue Refunding Bonds, Series
              1999, 0.000%, 1/15/28

             Port of Oakland, California, Revenue Bonds, Series 2000K:
       2,000  5.500%, 11/01/09 (Alternative Minimum Tax) - FGIC Insured      No Opt. Call       AAA      2,231,580
       4,000  5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured    5/10 at 100.00       AAA      4,305,760

       5,500 Port of Oakland, California, Revenue Bonds, Series 2002M,    11/12 at 100.00       AAA      6,021,180
              5.250%, 11/01/19 - FGIC Insured

       2,475 San Francisco Airports Commission, California, Revenue        5/12 at 100.00       AAA      2,632,856
              Refunding Bonds, San Francisco International Airport,
              Second Series 2002, Issue 28B, 5.250%, 5/01/22 - MBIA
              Insured
------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 5.5%

         500 California Educational Facilities Authority, Revenue Bonds,   4/07 at 102.00   Baa2***        564,380
              Pooled College and University Projects, Southern
              California College of Optometry, Series 1997B, 6.300%,
              4/01/21 (Pre-refunded to 4/01/07)

       3,115 California Educational Facilities Authority, Revenue Bonds,   6/10 at 101.00   Baa3***      3,747,688
              Pooled College and University Projects, Series 2000C,
              6.750%, 6/01/30

       2,505 Harbor Department of Los Angeles, California, Revenue           No Opt. Call       AAA      3,184,732
              Bonds, Issue of 1988, 7.600%, 10/01/18

       5,987 Merced Irrigation District, California, Subordinated          3/08 at 102.00       AAA      7,082,262
              Revenue Certificates of Participation, Electric System
              Project, Series 2000, 7.450%, 3/01/18 (Pre-refunded to
              3/01/08)

----
11

Portfolio of Investments (Unaudited)
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
August 31, 2004

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Utilities - 15.2%

    $    875 California Pollution Control Financing Authority, Solid       7/07 at 102.00       N/R $      129,053
              Waste Disposal Revenue Bonds, CanFibre of Riverside,
              Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax)#

       4,500 California Department of Water Resources, Power Supply        5/12 at 101.00        A2      4,811,310
              Revenue Bonds, Series 2002A, 5.125%, 5/01/18

       6,420 California Department of Water Resources, Power Supply        5/12 at 101.00       AAA      8,904,283
              Revenue Bonds, RITES PA-1120R, Series 2003, 12.870%,
              5/01/14 (IF) - AMBAC Insured

       3,000 California Statewide Community Development Authority,        12/04 at 102.00       N/R      2,588,790
              Refunding Certificates of Participation, Rio Bravo Fresno
              Project, Series 1999A, 6.300%, 12/01/18

             Los Angeles Department of Water and Power, California,
             Power System Revenue Bonds, Series 2001A-1:
       5,000  5.250%, 7/01/15                                              7/11 at 100.00       AA-      5,511,500
      10,000  5.250%, 7/01/21 - FSA Insured                                7/11 at 100.00       AAA     10,755,200

         500 Los Angeles Department of Water and Power, California,        7/13 at 100.00       AAA        527,540
              Power System Revenue Bonds, Series 2003A-2, 5.000%,
              7/01/21 - MBIA Insured

       3,405 Merced Irrigation District, California, Revenue Refunding     9/05 at 102.00      Baa3      3,529,725
              Bonds, Electric System Project, Series 2001, 6.850%,
              9/01/36

       3,470 Puerto Rico Industrial, Tourist, Educational, Medical and     6/10 at 101.00      Baa3      3,717,099
              Environmental Control Facilities Financing Authority,
              Cogeneration Facility Revenue Bonds, Series 2000A, 6.625%,
              6/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 7.1%

       6,080 California Department of Water Resources, Water System       12/12 at 100.00       AAA      6,545,363
              Revenue Bonds, Central Valley Project, Series 2002Z,
              5.000%, 12/01/17 - FGIC Insured

       1,270 California Department of Water Resources, Water System        6/13 at 100.00       AAA      1,409,408
              Revenue Bonds, Central Valley Project, Series 2003Y,
              5.250%, 12/01/16 - FGIC Insured

       5,250 Los Angeles Department of Water and Power, California,        7/11 at 100.00        AA      5,318,775
              Waterworks Revenue Refunding Bonds, Series 2001A, 5.125%,
              7/01/41

       1,190 Pasadena, California, Water Revenue Refunding Bonds, Series   6/13 at 100.00       AAA      1,264,851
              2003, 5.000%, 6/01/20 - FGIC Insured

       1,670 Sacramento County Sanitation Districts Financing Authority,  12/10 at 101.00        AA      2,432,656
              California, Sacramento Regional County Sanitation
              District, Residual Interest Certificates, Series 694R-A,
              13.670%, 12/01/10 (IF)

       1,385 Sacramento County Sanitation Districts Financing Authority,  12/10 at 101.00        AA      1,871,201
              California, Sacramento Regional County Sanitation
              District, Residual Interest Certificates, Series 694R-B,
              12.020%, 12/01/11 (IF)
------------------------------------------------------------------------------------------------------------------
    $246,702 Total Long-Term Investments (cost $251,406,846) - 98.5%                                   262,884,118
------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.5%                                                        4,074,083
             ----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $  266,958,201
             ----------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           # Non-income producing security. On January 1, 2002, CFR Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc. determined that a sale of the facility was in the best interest of shareholders and proceeded accordingly.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
12

Portfolio of Investments (Unaudited)
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND
August 31, 2004

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 2.9%

    $  2,125 California Educational Facilities Authority, Student Loan     3/08 at 102.00       Aaa $    2,236,690
              Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%,
              3/01/21 (Alternative Minimum Tax) - MBIA Insured

       5,000 Long Beach Bond Financing Authority, California, Lease       11/11 at 101.00       AAA      5,203,300
              Revenue Refunding Bonds, Long Beach Aquarium of the South
              Pacific, Series 2001, 5.250%, 11/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------
             Healthcare - 2.4%

       2,000 Antelope Valley Healthcare District, California, Insured      1/08 at 102.00       AAA      2,047,980
              Revenue Refunding Bonds, Series 1997A, 5.200%, 1/01/27 -
              FSA Insured

       4,000 California Statewide Community Development Authority,         8/09 at 101.00       AAA      4,260,880
              Certificates of Participation, Sutter Health Obligated
              Group, Series 1999, 5.500%, 8/15/31 - FSA Insured
------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.5%

       4,180 California Statewide Community Development Authority,        12/11 at 100.00       AAA      4,294,281
              Multifamily Housing Revenue Senior Bonds, Westgate
              Courtyards Apartments, Series 2001X-1, 5.420%, 12/01/34
              (Alternative Minimum Tax) - AMBAC Insured

       2,485 Los Angeles Community Redevelopment Agency, California,       6/05 at 105.00       AAA      2,666,852
              FNMA Collateralized Section 8 Multifamily Housing Revenue
              Refunding Bonds, Angelus Plaza, Series 1995A, 7.400%,
              6/15/10

       3,865 Los Angeles, California, GNMA Mortgage-Backed Securities      7/11 at 102.00       AAA      4,030,113
              Program Multifamily Housing Revenue Bonds, Park Plaza West
              Senior Apartments, Series 2001B, 5.400%, 1/20/31
              (Alternative Minimum Tax)

       2,000 Napa, California, Mortgage Revenue Refunding Bonds,           1/05 at 101.00       AAA      2,022,800
              FHA-Insured Mortgage Loan - Creekside Park II Apartments
              Project, Series 1994A, 6.625%, 7/01/25 - MBIA Insured

       1,285 Santa Cruz County Housing Authority, California, GNMA         7/09 at 102.00       AAA      1,328,394
              Collateralized Multifamily Housing Revenue Bonds,
              Northgate Apartments, Series 1999A, 5.500%, 7/20/40
              (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 10.1%

         345 California Housing Finance Agency, Single Family Mortgage     2/07 at 102.00       AAA        357,758
              Bonds II, Series 1997A-1, 6.050%, 8/01/26 (Alternative
              Minimum Tax)

      34,380 California Housing Finance Agency, Home Mortgage Revenue       2/12 at 54.57       AAA     12,759,793
              Bonds, Series 2002K, 0.000%, 2/01/22 (Alternative Minimum
              Tax) - MBIA Insured

       3,985 California Rural Home Mortgage Finance Authority,             6/12 at 101.00       Aaa      4,074,184
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Bonds, Series 2002D, 5.250%, 6/01/34 (Alternative
              Minimum Tax)

             California Department of Veterans Affairs, Home Purchase
              Revenue Bonds, Series 2002A:
       3,500  5.300%, 12/01/21 - AMBAC Insured                             6/12 at 101.00       AAA      3,731,700
       5,000  5.350%, 12/01/27 - AMBAC Insured                             6/12 at 101.00       AAA      5,205,800
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 27.4%

             Bonita Unified School District, San Diego County,
             California, General Obligation Bonds, Series 2004A:
       1,425  5.250%, 8/01/20 - MBIA Insured                               8/14 at 100.00       AAA      1,562,855
       1,570  5.250%, 8/01/21 - MBIA Insured                               8/14 at 100.00       AAA      1,711,174

      31,000 California, Various Purpose General Obligation Bonds,         3/10 at 101.00       AAA     33,886,410
              Series 2000, 5.750%, 3/01/27 - MBIA Insured

             California, General Obligation Bonds, Series 2004:
       3,570  5.000%, 2/01/17 - AMBAC Insured                              2/14 at 100.00       AAA      3,860,812
         750  5.000%, 4/01/31 - AMBAC Insured                              4/14 at 100.00       AAA        765,143

       3,305 Centinela Valley Union High School District, Los Angeles      8/10 at 102.00       AAA      3,492,592
              County, California, General Obligation Bonds, Election of
              2002, Series C, 5.200%, 8/01/32 - FGIC Insured

       3,195 Desert Community College District, Riverside County,          8/14 at 100.00       AAA      3,354,143
              California, General Obligation Bonds, Series 2004A,
              5.000%, 8/01/23 - MBIA Insured

       1,365 El Segundo Unified School District, Los Angeles County,       9/14 at 100.00       AAA      1,498,006
              California, General Obligation Bonds, Series 2004, 5.250%,
              9/01/20 - FGIC Insured

       1,610 Eureka Unified School District, Humboldt County,              8/12 at 101.00       AAA      1,724,085
              California, General Obligation Bonds, Series 2002, 5.250%,
              8/01/23 - FSA Insured

----
13

Portfolio of Investments (Unaudited)
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
August 31, 2004

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  1,000 Fremont Unified School District, Alameda County,              8/12 at 101.00       AAA $    1,057,810
              California, General Obligation Bonds, Series 2002A,
              5.000%, 8/01/21 - FGIC Insured

             Golden West Schools Financing Authority, California,
             Revenue Bonds, School District General Obligation Refunding
             Program, Series 1998A:
       2,650  0.000%, 8/01/19 - MBIA Insured                                8/13 at 68.56       AAA      1,177,369
       2,755  0.000%, 8/01/20 - MBIA Insured                                8/13 at 63.85       AAA      1,129,991

       2,500 Huntington Beach Union High School District, Orange County,   8/14 at 100.00       AAA      2,641,025
              California, General Obligation Bonds, Series 2004, 5.000%,
              8/01/22 (WI, settling 9/01/04) - FSA Insured

       5,000 Los Angeles Unified School District, California, General      7/12 at 100.00       AAA      5,159,100
              Obligation Bonds, Series 2002E, 5.125%, 1/01/27 - MBIA
              Insured

       2,105 San Bernardino Community College District, California,        8/13 at 100.00       AAA      2,226,690
              General Obligation Bonds, Series 2003A, 5.000%, 8/01/21 -
              MBIA Insured

       2,335 San Juan Unified School District, Sacramento County,          8/14 at 100.00       AAA      2,531,490
              California, General Obligation Bonds, Series 2004A,
              5.000%, 8/01/18 - MBIA Insured

       3,040 Sulphur Springs Union School District, Los Angeles County,      No Opt. Call       AAA      1,898,723
              California, General Obligation Bonds, Election of 1991,
              Series A, 0.000%, 9/01/15 - MBIA Insured

       1,000 Washington Unified School District, Yolo County,              8/13 at 100.00       AAA      1,051,730
              California, General Obligation Bonds, Series 2004A,
              5.000%, 8/01/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 17.5%

       1,225 Barstow Redevelopment Agency, California, Tax Allocation        No Opt. Call       AAA      1,472,181
              Bonds, Central Redevelopment Project, Series 1994A,
              7.000%, 9/01/14 - MBIA Insured

       7,005 Big Bear Lake Financing Authority, San Bernardino County,     8/05 at 102.00       AAA      7,409,259
              California, Tax Allocation Revenue Refunding Bonds, Series
              1995, 6.300%, 8/01/25 - AMBAC Insured

       2,250 Brea and Olinda Unified School District, Orange County,       8/11 at 101.00       AAA      2,317,770
              California, Refunding Certificates of Participation,
              Series 2002A, 5.125%, 8/01/26 - FSA Insured

       5,285 Chino Unified School District, California, Certificates of    9/05 at 102.00       AAA      5,595,388
              Participation, Master Lease Program, Series 1995, 6.125%,
              9/01/26 - FSA Insured

       1,000 Los Angeles Community Redevelopment Agency, California, Tax  12/14 at 100.00       AAA      1,066,440
              Allocation Bonds, Bunker Hill Project, Series 2004A,
              5.000%, 12/01/20 - FSA Insured

       7,040 Norwalk Community Facilities Financing Authority, Los         9/05 at 102.00       AAA      7,448,250
              Angeles County, California, Tax Allocation Revenue
              Refunding Bonds, Series 1995A, 6.050%, 9/01/25 - FSA
              Insured

       5,120 Orange County, California, Recovery Certificates of           7/06 at 102.00       AAA      5,548,442
              Participation, Series 1996A, 6.000%, 7/01/26 - MBIA Insured

      14,050 Paramount Redevelopment Agency, Los Angeles County,             No Opt. Call       AAA      4,404,956
              California, Compound Interest Tax Allocation Refunding
              Bonds, Redevelopment Project Area No. 1, Issue of 1998,
              0.000%, 8/01/26 - MBIA Insured

       8,000 Riverside County, California, Asset Leasing Corporate         6/12 at 101.00       AAA      8,501,680
              Leasehold Revenue Bonds, Riverside County Hospital
              Project, Series 1997B, 5.000%, 6/01/19 - MBIA Insured

       1,490 Tulare, California, Public Financing Authority Lease         10/07 at 102.00       AAA      1,580,518
              Revenue Bonds, Capital Facilities Project, Series 1997,
              5.125%, 10/01/22 - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             Transportation - 9.5%

       6,500 Foothill/Eastern Transportation Corridor Agency,              1/10 at 100.00       AAA      6,549,465
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35 - MBIA Insured

       3,255 Foothill/Eastern Transportation Corridor Agency,              1/10 at 101.00       AAA      3,568,945
              California, Toll Road Revenue Refunding Bonds, Series
              1999, 5.750%, 1/15/40 - MBIA Insured

       2,000 Port of Oakland, California, Revenue Bonds, Series 2000K,     5/10 at 100.00       AAA      2,152,880
              5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

----
14

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Transportation (continued)

    $  1,290 San Francisco Airports Commission, California, Special        1/08 at 101.00       AAA $    1,352,526
              Facilities Lease Revenue Bonds, San Francisco
              International Airport, SFO Fuel Company LLC, Series 1997A,
              5.250%, 1/01/22 (Alternative Minimum Tax) - AMBAC Insured

       3,470 San Francisco Airports Commission, California, Revenue        5/08 at 101.00       AAA      3,704,156
              Bonds, San Francisco International Airport, Second Series,
              Issue 16A, 5.375%, 5/01/16 (Alternative Minimum Tax) - FSA
              Insured

       1,320 San Francisco Airports Commission, California, Special        1/08 at 102.00       AAA      1,458,785
              Facilities Lease Revenue Bonds, San Francisco
              International Airport, SFO Fuel Company LLC, Series 2000A,
              6.100%, 1/01/20 (Alternative Minimum Tax) - FSA Insured

         625 San Francisco Airports Commission, California, Revenue        5/10 at 101.00       AAA        652,475
              Bonds, San Francisco International Airport, Second Series
              2000, Issue 26B, 5.000%, 5/01/21 - FGIC Insured

       5,000 San Francisco Airports Commission, California, Revenue        5/11 at 100.00       AAA      5,093,900
              Refunding Bonds, San Francisco International Airport,
              Second Series 2001, Issue 27A, 5.250%, 5/01/31
              (Alternative Minimum Tax) - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 8.4%

       6,000 Oakland, California, Insured Revenue Bonds, 1800 Harrison     1/10 at 100.00       AAA      6,988,440
              Foundation - Kaiser Permanente, Series 1999A, 6.000%,
              1/01/29 (Pre-refunded to 1/01/10) - AMBAC Insured

       6,070 Sacramento City Unified School District, Sacramento County,   7/09 at 102.00       Aaa      7,152,706
              California, General Obligation Bonds, Series 2000A,
              6.000%, 7/01/29 (Pre-refunded to 7/01/09) - FGIC Insured

       2,500 San Bernardino County Transportation Authority, California,   9/04 at 100.00       AAA      2,793,925
              Limited Sales Tax Revenue Bonds, Series 1992A, 6.000%,
              3/01/10 - FGIC Insured

       4,410 Tulare, California, Sewer Revenue Bonds, Series 1996,        11/06 at 102.00       AAA      4,895,321
              5.750%, 11/15/21 (Pre-refunded to 11/15/06) - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             Utilities - 7.5%

       1,310 Anaheim Public Finance Authority, California, Second Lien    10/14 at 100.00       AAA      1,459,117
              Electric Distribution Revenue Bonds, Series 2004, 5.250%,
              10/01/17 - MBIA Insured

       5,000 California Pollution Control Financing Authority,             4/11 at 102.00       AAA      5,419,600
              Remarketed Revenue Bonds, Pacific Gas and Electric
              Company, Series 1996A, 5.350%, 12/01/16 (Alternative
              Minimum Tax) - MBIA Insured

       1,000 California Pollution Control Financing Authority, Revenue     9/09 at 101.00       AAA      1,039,730
              Refunding Bonds, Southern California Edison Company,
              Series 1999B, 5.450%, 9/01/29 - MBIA Insured

       3,500 Northern California Power Agency, Revenue Refunding Bonds,    7/08 at 101.00       AAA      3,618,650
              Hydroelectric Project 1, Series 1998A, 5.125%, 7/01/23 -
              MBIA Insured

       1,950 Salinas Valley Solid Waste Authority, California, Revenue     8/12 at 100.00       AAA      2,008,832
              Bonds, Series 2002, 5.250%, 8/01/27 (Alternative Minimum
              Tax) - AMBAC Insured

       2,700 Santa Clara, California, Subordinate Electric Revenue         7/13 at 100.00       AAA      2,816,343
              Bonds, Series 2003A, 5.000%, 7/01/23 - MBIA Insured

       3,000 Shasta Lake, California, Certificates of Participation,       4/05 at 102.00       AAA      3,131,700
              Series 1996-2, 6.000%, 4/01/16 - FSA Insured
------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 7.0%

       3,070 California Special District Finance Program, Certificates     9/10 at 100.00       AAA      3,174,902
              of Participation, Jurupa Community Services District Water
              and Wasterwater Revenue Bonds, Series 2001NN, 5.250%,
              9/01/32 - MBIA Insured

       2,850 Southern California Metropolitan Water District, Water        1/08 at 101.00       AAA      2,879,693
              Revenue Bonds, Series 1997A, 5.000%, 7/01/37 - FGIC Insured

       7,000 Orange County Sanitation District, California, Certificates   8/13 at 100.00       AAA      7,097,790
              of Participation, Series 2003, 5.000%, 2/01/33 - FGIC
              Insured

       5,000 San Diego Public Facilities Financing Authority,              5/05 at 101.00       AAA      5,043,050
              California, Sewerage Revenue Bonds, Series 1995, 5.000%,
              5/15/25 - FGIC Insured
------------------------------------------------------------------------------------------------------------------
    $275,610 Total Long-Term Investments (cost $237,230,863) - 98.2%                                   254,347,488
------------------------------------------------------------------------------------------------------------------
------------

----
15

Portfolio of Investments (Unaudited)
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
August 31, 2004

   Principal                                                                                  Market
Amount (000) Description                                                    Ratings**          Value
----------------------------------------------------------------------------------------------------
             Short-Term Investments - 1.4%

    $  3,600 Puerto Rico Government Development Bank, Adjustable                  A-1 $    3,600,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 1.250%, 12/01/15 - MBIA Insured +
----------------------------------------------------------------------------------------------------
    $  3,600 Total Short-Term Investments (cost $3,600,000)                                3,600,000
----------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $240,830,863) - 99.6%                               257,947,488
             --------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.4%                                          1,122,986
             --------------------------------------------------------------------------------------
             Net Assets -- 100%                                                       $  259,070,474
             --------------------------------------------------------------------------------------

              All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

----
16

Statement of Assets and Liabilities (Unaudited)
August 31, 2004

                                                                                                 California
                                                                                   California       Insured
-----------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $251,406,846 and $240,830,863, respectively) $262,884,118  $257,947,488
Cash                                                                               2,417,620            --
Receivables:
  Interest                                                                         4,303,812     3,371,002
  Investments sold                                                                   319,702     5,935,000
  Shares sold                                                                        154,103         6,292
Other assets                                                                           3,650         3,711
-----------------------------------------------------------------------------------------------------------
    Total assets                                                                 270,083,005   267,263,493
-----------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                            --     2,003,949
Payables:
  Investments purchased                                                            1,794,690     4,933,339
  Shares redeemed                                                                     68,357        99,975
Accrued expenses:
  Management fees                                                                    121,118       117,809
  12b-1 distribution and service fees                                                 35,606        36,980
  Other                                                                               68,799        73,528
Dividends payable                                                                  1,036,234       927,439
-----------------------------------------------------------------------------------------------------------
    Total liabilities                                                              3,124,804     8,193,019
-----------------------------------------------------------------------------------------------------------
Net assets                                                                      $266,958,201  $259,070,474
-----------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                      $ 68,730,270  $ 78,438,457
Shares outstanding                                                                 6,645,749     7,185,012
Net asset value per share                                                       $      10.34  $      10.92
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                               $      10.79  $      11.40
-----------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                      $ 16,047,071  $ 19,502,602
Shares outstanding                                                                 1,552,619     1,784,129
Net asset value and offering price per share                                    $      10.34  $      10.93
-----------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                      $ 17,857,652  $ 12,833,684
Shares outstanding                                                                 1,729,143     1,182,361
Net asset value and offering price per share                                    $      10.33  $      10.85
-----------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                      $164,323,208  $148,295,731
Shares outstanding                                                                15,887,982    13,582,731
Net asset value and offering price per share                                    $      10.34  $      10.92
-----------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------
Capital paid-in                                                                 $263,204,616  $242,274,180
Undistributed (Over-distribution of) net investment income                           (17,989)      (60,901)
Accumulated net realized gain (loss) from investment transactions                 (7,705,698)     (259,430)
Net unrealized appreciation of investments                                        11,477,272    17,116,625
-----------------------------------------------------------------------------------------------------------
Net assets                                                                      $266,958,201  $259,070,474
-----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
17

Statement of Operations (Unaudited)
Six Months Ended August 31, 2004

                                                                                   California
                                                                      California      Insured
---------------------------------------------------------------------------------------------
Investment Income                                                   $ 7,306,763  $ 6,783,133
---------------------------------------------------------------------------------------------
Expenses
Management fees                                                         711,672      714,870
12b-1 service fees - Class A                                             62,422       80,090
12b-1 distribution and service fees - Class B                            77,188       95,986
12b-1 distribution and service fees - Class C                            66,440       48,977
Shareholders' servicing agent fees and expenses                          80,274       71,861
Custodian's fees and expenses                                            36,684       38,527
Trustees' fees and expenses                                               4,223        4,277
Professional fees                                                        13,876        8,233
Shareholders' reports - printing and mailing expenses                    15,621       14,660
Federal and state registration fees                                       1,884        2,080
Portfolio insurance expense                                                  --          743
Other expenses                                                            3,612        3,769
---------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            1,073,896    1,084,073
  Custodian fee credit                                                   (3,362)      (4,729)
---------------------------------------------------------------------------------------------
Net expenses                                                          1,070,534    1,079,344
---------------------------------------------------------------------------------------------
Net investment income                                                 6,236,229    5,703,789
---------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investments                              (454,898)    (407,262)
Net change in unrealized appreciation (depreciation) of investments  (3,774,804)  (6,306,198)
---------------------------------------------------------------------------------------------
Net gain (loss) from investments                                     (4,229,702)  (6,713,460)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $ 2,006,527  $(1,009,671)
---------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
18

Statement of Changes in Net Assets (Unaudited)

                                                                              California
                                                                    ------------------------------
                                                                    Six Months Ended     Year Ended
                                                                             8/31/04        2/29/04
----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $  6,236,229  $ 12,578,383
Net realized gain (loss) from investments                                   (454,898)    2,150,247
Net change in unrealized appreciation (depreciation) of investments       (3,774,804)    3,235,329
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                      2,006,527    17,963,959
----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                 (1,430,631)   (2,624,137)
  Class B                                                                   (313,012)     (702,891)
  Class C                                                                   (363,987)     (752,695)
  Class R                                                                 (4,025,430)   (8,538,243)
From accumulated net realized gains from investments:
  Class A                                                                         --            --
  Class B                                                                         --            --
  Class C                                                                         --            --
  Class R                                                                         --            --
----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                 (6,133,060)  (12,617,966)
----------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                              20,210,528    23,520,419
Proceeds from shares issued to shareholders due to
 reinvestment of distributions                                             3,388,715     7,101,750
----------------------------------------------------------------------------------------------------
                                                                          23,599,243    30,622,169
Cost of shares redeemed                                                  (18,667,345)  (35,692,927)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions         4,931,898    (5,070,758)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                        805,365       275,235
Net assets at the beginning of period                                    266,152,836   265,877,601
----------------------------------------------------------------------------------------------------
Net assets at the end of period                                         $266,958,201  $266,152,836
----------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
 at the end of period                                                   $    (17,989) $   (121,158)
----------------------------------------------------------------------------------------------------

                                                                          California Insured
                                                                    ------------------------------
                                                                    Six Months Ended     Year Ended
                                                                             8/31/04        2/29/04
---------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $  5,703,789  $ 11,899,250
Net realized gain (loss) from investments                                   (407,262)      512,628
Net change in unrealized appreciation (depreciation) of investments       (6,306,198)    2,806,548
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                     (1,009,671)   15,218,426
---------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                 (1,750,302)   (3,495,719)
  Class B                                                                   (364,682)     (762,723)
  Class C                                                                   (247,880)     (514,366)
  Class R                                                                 (3,412,564)   (7,023,534)
From accumulated net realized gains from investments:
  Class A                                                                         --      (125,598)
  Class B                                                                         --       (32,367)
  Class C                                                                         --       (20,737)
  Class R                                                                         --      (237,042)
---------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                 (5,775,428)  (12,212,086)
---------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                               7,600,579    26,590,676
Proceeds from shares issued to shareholders due to
 reinvestment of distributions                                             3,031,953     6,670,433
---------------------------------------------------------------------------------------------------
                                                                          10,632,532    33,261,109
Cost of shares redeemed                                                  (17,949,613)  (35,767,986)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions        (7,317,081)   (2,506,877)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                    (14,102,180)      499,463
Net assets at the beginning of period                                    273,172,654   272,673,191
---------------------------------------------------------------------------------------------------
Net assets at the end of period                                         $259,070,474  $273,172,654
---------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
 at the end of period                                                   $    (60,901) $     10,738
---------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
19

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2004, California and California Insured had outstanding when-issued purchase commitments of $1,000,000 and $2,611,225, respectively.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Insurance
California Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the


----
20
municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the six months ended August 31, 2004, California invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. California Insured did not invest in any such securities during the six months ended August 31, 2004.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
21

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                      California
                                                  --------------------------------------------------
                                                      Six Months Ended             Year Ended
                                                           8/31/04                   2/29/04
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,739,861  $ 17,466,091   1,487,459  $ 15,174,846
  Class B                                             39,766       403,968     113,078     1,154,753
  Class C                                            191,234     1,968,789     523,724     5,398,121
  Class R                                             36,331       371,680     175,048     1,792,699
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             57,056       583,537     114,283     1,171,890
  Class B                                             11,219       114,643      24,366       249,801
  Class C                                             15,724       160,505      34,571       354,011
  Class R                                            247,347     2,530,030     519,239     5,326,048
-----------------------------------------------------------------------------------------------------
                                                   2,338,538    23,599,243   2,991,768    30,622,169
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (730,393)   (7,451,374) (1,210,803)  (12,403,903)
  Class B                                           (129,263)   (1,312,938)   (297,137)   (3,028,615)
  Class C                                           (224,182)   (2,279,677)   (494,569)   (5,064,334)
  Class R                                           (748,088)   (7,623,356) (1,486,366)  (15,196,075)
-----------------------------------------------------------------------------------------------------
                                                  (1,831,926)  (18,667,345) (3,488,875)  (35,692,927)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                              506,612  $  4,931,898    (497,107) $ (5,070,758)
-----------------------------------------------------------------------------------------------------

                                                                  California Insured
                                                  --------------------------------------------------
                                                      Six Months Ended             Year Ended
                                                           8/31/04                   2/29/04
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            394,835  $  4,290,592   1,474,456  $ 16,285,875
  Class B                                             27,714       300,049     229,618     2,543,666
  Class C                                             60,651       654,430     327,776     3,602,647
  Class R                                            212,143     2,355,508     378,343     4,158,488
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             62,619       681,443     137,968     1,519,567
  Class B                                             10,824       117,946      25,362       279,482
  Class C                                             11,011       119,081      25,164       275,504
  Class R                                            194,285     2,113,483     417,498     4,595,880
-----------------------------------------------------------------------------------------------------
                                                     974,082    10,632,532   3,016,185    33,261,109
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (777,437)   (8,385,283) (1,098,477)  (12,025,016)
  Class B                                           (160,036)   (1,723,069)   (300,648)   (3,315,317)
  Class C                                           (125,637)   (1,358,648)   (306,843)   (3,338,878)
  Class R                                           (599,473)   (6,482,613) (1,556,223)  (17,088,775)
-----------------------------------------------------------------------------------------------------
                                                  (1,662,583)  (17,949,613) (3,262,191)  (35,767,986)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (688,501) $ (7,317,081)   (246,006) $ (2,506,877)
-----------------------------------------------------------------------------------------------------


----
22

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the six months ended August 31, 2004, were as follows:

                                                    California
                                        California     Insured
                  --------------------------------------------
                  Purchases            $28,150,094 $29,824,230
                  Sales and maturities  26,360,790  41,369,515
                  --------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At August 31, 2004, the cost of investments were as follows:

                                                    California
                                       California      Insured
                 ---------------------------------------------
                 Cost of investments $251,575,576 $240,701,564
                 ---------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2004, were as follows:

                                                                California
                                                   California      Insured
      --------------------------------------------------------------------
      Gross unrealized:
        Appreciation                             $13,913,310  $17,269,504
        Depreciation                              (2,604,768)     (23,580)
      --------------------------------------------------------------------
      Net unrealized appreciation of investments $11,308,542  $17,245,924
      --------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 29, 2004, the Funds' last fiscal year end, were as follows:

                                                             California
                                                  California    Insured
        ---------------------------------------------------------------
        Undistributed net tax-exempt income         $818,371   $874,068
        Undistributed net ordinary income*            51,070    122,171
        Undistributed net long-term capital gains         --     25,661
        ---------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended February 29, 2004, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                                                 California
     2004                                            California     Insured
     ----------------------------------------------------------------------
     Distributions from net tax-exempt income       $12,672,617 $11,787,203
     Distributions from net ordinary income*                 --      95,894
     Distributions from net long-term capital gains          --     338,852
     ----------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 29, 2004, the Funds' last fiscal year end, California had unused capital loss carryforwards of $7,021,933 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $1,920,794 of the carryforward will expire in the year 2011 and $5,101,139 will expire in 2012.

At February 29, 2004, the Funds' last fiscal year end, California elected to defer $32,231 of net realized losses from investments incurred from November 1, 2003 through February 29, 2004 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses were treated as having arisen on the first day of the current fiscal year.



----
23

5. Management Fee and Other Transactions with Affiliates

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .006% as of September 30, 2004.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Management Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .5500%
              For the next $125 million                    .5375
              For the next $250 million                    .5250
              For the next $500 million                    .5125
              For the next $1 billion                      .5000
              For the next $3 billion                      .4750
              For net assets over $5 billion               .4500
              ---------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual


----
24
compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

During the six months ended August 31, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                      California
                                           California    Insured
                ------------------------------------------------
                Sales charges collected       $58,431    $70,951
                Paid to authorized dealers     49,710     60,229
                ------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended August 31, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   Commission advances    $32,361    $20,993
                   -----------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 2004, the Distributor retained such 12b-1 fees as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   12b-1 fees retained    $77,179    $86,804
                   -----------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended August 31, 2004, as follows:

                                               California
                                    California    Insured
                      -----------------------------------
                      CDSC retained    $24,615    $34,555
                      -----------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on October 1, 2004, to shareholders of record on September 9, 2004, as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   Dividend per share:
                     Class A               $.0395     $.0390
                     Class B                .0330      .0320
                     Class C                .0350      .0335
                     Class R                .0415      .0405
                   -----------------------------------------



----
25

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                            Investment Operations        Less Distributions
                                         ---------------------------  -----------------------                    --------


CALIFORNIA


                                                          Net
                                                    Realized/
                                                   Unrealized
                               Beginning       Net    Invest-             Net                  Ending              Ending
                                     Net   Invest-       ment         Invest-                     Net                 Net
                                   Asset      ment       Gain            ment  Capital          Asset     Total    Assets
Year Ended February 28/29,         Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
--------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2005(e)                          $10.52      $.24      $(.18) $ .06    $(.24)   $  --  $(.24) $10.34       .60% $ 68,730
 2004                              10.30       .49        .22    .71     (.49)      --   (.49)  10.52      7.08    58,671
 2003                              10.25       .50        .06    .56     (.51)      --   (.51)  10.30      5.67    53,441
 2002                              10.42       .53       (.15)   .38     (.53)    (.02)  (.55)  10.25      3.82    53,078
 2001                              10.01       .57        .41    .98     (.57)      --   (.57)  10.42      9.99    52,540
 2000                              10.89       .55       (.89)  (.34)    (.54)      --   (.54)  10.01     (3.12)   48,560
Class B (3/97)
 2005(e)                           10.51       .20       (.17)   .03     (.20)      --   (.20)  10.34       .31    16,047
 2004                              10.29       .41        .22    .63     (.41)      --   (.41)  10.51      6.30    17,139
 2003                              10.24       .43        .06    .49     (.44)      --   (.44)  10.29      4.88    18,431
 2002                              10.41       .45       (.15)   .30     (.45)    (.02)  (.47)  10.24      3.04    15,012
 2001                              10.00       .49        .41    .90     (.49)      --   (.49)  10.41      9.23    14,825
 2000                              10.89       .47       (.89)  (.42)    (.47)      --   (.47)  10.00     (3.93)   10,318
Class C (9/94)
 2005(e)                           10.50       .21       (.17)   .04     (.21)      --   (.21)  10.33       .43    17,858
 2004                              10.29       .43        .21    .64     (.43)      --   (.43)  10.50      6.42    18,341
 2003                              10.25       .45        .05    .50     (.46)      --   (.46)  10.29      5.02    17,320
 2002                              10.42       .47       (.14)   .33     (.48)    (.02)  (.50)  10.25      3.28    14,918
 2001                              10.01       .51        .41    .92     (.51)      --   (.51)  10.42      9.42    14,077
 2000                              10.90       .50       (.90)  (.40)    (.49)      --   (.49)  10.01     (3.74)   15,132
Class R (7/86)
 2005(e)                           10.52       .25       (.18)   .07     (.25)      --   (.25)  10.34       .71   164,323
 2004                              10.31       .51        .21    .72     (.51)      --   (.51)  10.52      7.22   172,001
 2003                              10.26       .52        .07    .59     (.54)      --   (.54)  10.31      5.92   176,687
 2002                              10.43       .55       (.15)   .40     (.55)    (.02)  (.57)  10.26      4.06   180,205
 2001                              10.02       .59        .41   1.00     (.59)      --   (.59)  10.43     10.23   187,532
 2000                              10.91       .57       (.89)  (.32)    (.57)      --   (.57)  10.02     (2.98)  188,512
--------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                    Ratios/Supplemental Data
                               -------------------------------------------------------------------------
                                                      Before Credit/           After            After Credit/
                                                      Reimbursement       Reimbursement(c)     Reimbursement(d)
CALIFORNIA                                         ------------------   ------------------   ------------------
                                            Ratio                Ratio                Ratio
                                           of Net               of Net               of Net
                                          Invest-              Invest-              Invest-
                               Ratio of      ment   Ratio of      ment   Ratio of      ment
                               Expenses    Income   Expenses    Income   Expenses    Income
                                     to        to         to        to         to        to
                                Average   Average    Average   Average    Average   Average   Portfolio
                                    Net       Net        Net       Net        Net       Net    Turnover
Year Ended February 28/29,       Assets    Assets     Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------------------------------------------
Class A (9/94)
 2005(e)                            .86%*    4.70%*      .86%*    4.70%*      .86%*    4.71%*        10%
 2004                               .88      4.74        .88      4.74        .87      4.75          28
 2003                               .89      4.91        .89      4.91        .88      4.92          25
 2002                               .88      5.15        .88      5.15        .87      5.16           6
 2001                               .88      5.52        .88      5.52        .87      5.53          39
 2000                               .86      5.32        .86      5.32        .85      5.33          31
Class B (3/97)
 2005(e)                           1.61*     3.95*      1.61*     3.95*      1.61*     3.95*         10
 2004                              1.63      3.99       1.63      3.99       1.62      4.00          28
 2003                              1.64      4.16       1.64      4.16       1.63      4.17          25
 2002                              1.63      4.41       1.63      4.41       1.62      4.42           6
 2001                              1.63      4.77       1.63      4.77       1.62      4.78          39
 2000                              1.61      4.56       1.61      4.56       1.60      4.56          31
Class C (9/94)
 2005(e)                           1.41*     4.15*      1.41*     4.15*      1.41*     4.16*         10
 2004                              1.43      4.19       1.43      4.19       1.42      4.20          28
 2003                              1.44      4.37       1.44      4.37       1.43      4.37          25
 2002                              1.43      4.60       1.43      4.60       1.42      4.61           6
 2001                              1.43      4.97       1.43      4.97       1.42      4.98          39
 2000                              1.41      4.75       1.41      4.75       1.40      4.76          31
Class R (7/86)
 2005(e)                            .66*     4.90*       .66*     4.90*       .66*     4.91*         10
 2004                               .68      4.94        .68      4.94        .67      4.95          28
 2003                               .69      5.12        .69      5.12        .68      5.12          25
 2002                               .68      5.35        .68      5.35        .67      5.37           6
 2001                               .68      5.72        .68      5.72        .67      5.73          39
 2000                               .66      5.47        .66      5.47        .65      5.48          31
--------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended August 31, 2004.

                                See accompanying notes to financial statements.

----
26

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                            Investment Operations        Less Distributions
                                         ---------------------------  -----------------------                     --------


CALIFORNIA INSURED


                                                          Net
                                                    Realized/
                                                   Unrealized
                               Beginning       Net    Invest-             Net                  Ending               Ending
                                     Net   Invest-       ment         Invest-                     Net                  Net
                                   Asset      ment       Gain            ment  Capital          Asset     Total     Assets
Year Ended February 28/29,         Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)      (000)
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2005(e)                          $11.19      $.23      $(.26) $(.03)   $(.24)   $  --  $(.24) $10.92      (.24)% $ 78,438
 2004                              11.06       .48        .15    .63     (.48)    (.02)  (.50)  11.19      5.84     83,966
 2003                              10.92       .49        .23    .72     (.50)    (.08)  (.58)  11.06      6.73     77,312
 2002                              10.85       .51        .12    .63     (.52)    (.04)  (.56)  10.92      5.90     70,068
 2001                              10.19       .52        .67   1.19     (.53)      --   (.53)  10.85     11.98     63,775
 2000                              11.10       .53       (.92)  (.39)    (.52)      --   (.52)  10.19     (3.52)    52,014
Class B (3/97)
 2005(e)                           11.20       .19       (.26)  (.07)    (.20)      --   (.20)  10.93      (.62)    19,503
 2004                              11.07       .40        .15    .55     (.40)    (.02)  (.42)  11.20      5.04     21,346
 2003                              10.94       .41        .21    .62     (.41)    (.08)  (.49)  11.07      5.82     21,602
 2002                              10.86       .43        .12    .55     (.43)    (.04)  (.47)  10.94      5.18     18,985
 2001                              10.20       .45        .66   1.11     (.45)      --   (.45)  10.86     11.14     13,487
 2000                              11.11       .45       (.92)  (.47)    (.44)      --   (.44)  10.20     (4.26)    10,909
Class C (9/94)
 2005(e)                           11.12       .20       (.26)  (.06)    (.21)      --   (.21)  10.85      (.55)    12,834
 2004                              10.99       .42        .14    .56     (.41)    (.02)  (.43)  11.12      5.25     13,751
 2003                              10.86       .43        .21    .64     (.43)    (.08)  (.51)  10.99      6.04     13,082
 2002                              10.78       .44        .13    .57     (.45)    (.04)  (.49)  10.86      5.42     11,794
 2001                              10.13       .46        .66   1.12     (.47)      --   (.47)  10.78     11.32      7,489
 2000                              11.03       .47       (.91)  (.44)    (.46)      --   (.46)  10.13     (4.03)     6,552
Class R (7/86)
 2005(e)                           11.19       .25       (.27)  (.02)    (.25)      --   (.25)  10.92      (.16)   148,296
 2004                              11.05       .50        .16    .66     (.50)    (.02)  (.52)  11.19      6.11    154,110
 2003                              10.91       .51        .22    .73     (.51)    (.08)  (.59)  11.05      6.91    160,678
 2002                              10.84       .53        .11    .64     (.53)    (.04)  (.57)  10.91      6.08    162,649
 2001                              10.18       .54        .67   1.21     (.55)      --   (.55)  10.84     12.18    162,081
 2000                              11.08       .55       (.91)  (.36)    (.54)      --   (.54)  10.18     (3.27)   158,816
---------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                    Ratios/Supplemental Data
                               -------------------------------------------------------------------------
                                                      Before Credit/           After            After Credit/
                                                      Reimbursement       Reimbursement(c)     Reimbursement(d)
CALIFORNIA INSURED                                 ------------------   ------------------   ------------------
                                            Ratio                Ratio                Ratio
                                           of Net               of Net               of Net
                                          Invest-              Invest-              Invest-
                               Ratio of      ment   Ratio of      ment   Ratio of      ment
                               Expenses    Income   Expenses    Income   Expenses    Income
                                     to        to         to        to         to        to
                                Average   Average    Average   Average    Average   Average   Portfolio
                                    Net       Net        Net       Net        Net       Net    Turnover
Year Ended February 28/29,       Assets    Assets     Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------------------------------------------
Class A (9/94)
 2005(e)                            .85%*    4.29%*      .85%*    4.29%*      .85%*    4.29%*        12%
 2004                               .86      4.38        .86      4.38        .86      4.38          14
 2003                               .86      4.47        .86      4.47        .86      4.48          25
 2002                               .87      4.64        .87      4.64        .85      4.66          40
 2001                               .88      4.97        .88      4.97        .87      4.98          16
 2000                               .88      5.02        .88      5.02        .88      5.02          44
Class B (3/97)
 2005(e)                           1.60*     3.54*      1.60*     3.54*      1.60*     3.54*         12
 2004                              1.61      3.63       1.61      3.63       1.61      3.63          14
 2003                              1.61      3.72       1.61      3.72       1.61      3.73          25
 2002                              1.62      3.89       1.62      3.89       1.60      3.91          40
 2001                              1.63      4.22       1.63      4.22       1.62      4.23          16
 2000                              1.64      4.27       1.64      4.27       1.63      4.28          44
Class C (9/94)
 2005(e)                           1.40*     3.74*      1.40*     3.74*      1.40*     3.75*         12
 2004                              1.41      3.83       1.41      3.83       1.41      3.83          14
 2003                              1.41      3.93       1.41      3.93       1.41      3.93          25
 2002                              1.42      4.10       1.42      4.10       1.40      4.12          40
 2001                              1.43      4.42       1.43      4.42       1.42      4.43          16
 2000                              1.43      4.45       1.43      4.45       1.43      4.46          44
Class R (7/86)
 2005(e)                            .65*     4.49*       .65*     4.49*       .65*     4.49*         12
 2004                               .66      4.58        .66      4.58        .66      4.58          14
 2003                               .66      4.67        .66      4.67        .66      4.68          25
 2002                               .67      4.84        .67      4.84        .65      4.86          40
 2001                               .68      5.18        .68      5.18        .67      5.18          16
 2000                               .68      5.20        .68      5.20        .68      5.20          44
--------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended August 31, 2004.

                                See accompanying notes to financial statements.

----
27

                                     Notes

--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Registered     Nuveen Investor Services
                         Public Accounting Firm     P.O. Box 8530
                         PricewaterhouseCoopers LLP Boston, MA 02266-8530
                         Chicago, IL                (800) 257-8787

                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the sensitivity of a bond or bond fund's value to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.



================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments and (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30; are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
29

                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Managing approximately $107 billion in
                                  assets, Nuveen Investments provides
                                  high-quality investment services that
                                  contribute to the building of well
                                  diversified investment portfolios. The
                                  Company serves institutional clients,
                                  financial advisors and high-net-worth
                                  investors. The firm's asset management
                                  capabilities are marketed through four
                                  distinct brands, each with an independent investment team and area of expertise; Nuveen, focused on fixed-income investments; NWQ, specializing in value-style equities; Rittenhouse, dedicated to conservative growth-style equities; and Symphony, with expertise in alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MSA-CA-0804D

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Semiannual Report dated August
                                               31, 2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund


[LOGO] Nuveen Investments

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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With long-term interest rates near historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

October 15, 2004



        "No one knows what the future will bring, which is why we think a well-balanced portfolio. . . is an important
                     component in achieving your long-term
                               financial goals."


                           Semiannual Report  Page 1

  Portfolio Managers' Comments

  Nuveen Massachusetts Municipal Bond Fund
  Nuveen Massachusetts Insured Municipal Bond Fund

  Portfolio managers Paul Brennan and Dan Solender examine economic and market conditions, key investment strategies, and the performance of the Nuveen Massachusetts Municipal Bond Fund and the Nuveen Massachusetts Insured Municipal Bond Fund. Paul, who has 13 years of investment experience, has managed the Nuveen Massachusetts Municipal Bond Fund since 2003. Dan has 17 years of investment experience and assumed management of the Nuveen Massachusetts Insured Municipal Bond Fund in May of 2004.

--------------------------------------------------------------------------------

What factors had the greatest influence on the United States economy and the municipal market during the six-month period ended August 31, 2004?

As the period began, a growing body of data was pointing to a steadily growing economy. After the release of a better-than-expected March jobs report, fixed-income investors became concerned that economic expansion would generate an increase in inflation, which in turn would lead the Federal Reserve Board to rapidly raise short-term interest rates (inflation is undesirable for bond owners because it reduces the present value of their securities' future income payments). The concerns about inflation mounted as the period progressed and oil prices soared to almost $50 per barrel. As expected, the Fed did raise rates twice during the period, once in June and again in August. The Fed also raised rates in September, after the end of the reporting period.

Against this backdrop, the municipal bond market saw generally rising long-term yields and falling bond prices during the past six months (bond yields and prices move in opposite directions). The higher yields were most pronounced on the short end of the yield curve, reflecting the expectation for future action from the Fed. Longer bonds also saw a rise in yields, while intermediate bonds, especially in the 10- to 20-year maturity range, were only modestly changed. Lower- and nonrated bonds tended to be the market's best performers during the period, reflecting increased demand for higher yielding bonds in this low interest rate environment.

For the first eight months of 2004, national municipal bond supply totaled $241 billion, a 9 percent decrease over the same time period in 2003. The modest decline reflected the rising interest rate environment, which made it less attractive for issuers to refinance outstanding bonds. Also, higher revenue collections meant that fewer states and municipalities needed to issue debt to finance operations. In Massachusetts, new issuance totaled approximately $9.2 billion during the same time frame, approximately 14 percent higher than in the prior year.

Along with many other states, Massachusetts has dealt with budget challenges in recent years. The commonwealth has faced substantial declines in revenues since a voter-approved income tax cut in 2000. For its 2003 and 2004 fiscal years, Massachusetts sought to address growing budget gaps by cutting spending, drawing down its substantial "rainy day" fund, freezing a scheduled tax cut, and reinstating capital gains taxes. Thanks to these efforts along with an improving economy, the commonwealth generated approximately $250 million in surplus revenues (unaudited) for fiscal 2004. During the period, Massachusetts passed a $24.5 billion budget for the 2005 fiscal year. The budget eliminated a projected shortfall of $1.5 billion and includes no new taxes while offering some modest spending increases. In August 2004, unemployment in the commonwealth was 5.4 percent, equaling the national average and declining 0.5 percent from a year earlier. While Massachusetts has seen further declines in manufacturing jobs, its defense contractors stand to benefit from increases in federal spending. At

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 2

Class A Shares--
Total Returns as of 8/31/04
--------------------------------------------------------------------------------

                                                  Average Annual
                                    Cumulative ---------------------
                                     6-Month   1-Year 5-Year 10-Year
                                    -----------------------
           Nuveen Massachusetts
            Municipal Bond Fund
             A Shares at NAV             0.88%  7.68%  5.81%   5.64%
             A Shares at Offer          -3.32%  3.21%  4.91%   5.19%
           ------------------------------------------
           Nuveen Massachusetts
            Insured Municipal
            Bond Fund
             A Shares at NAV             0.05%  7.45%  5.75%   5.47%
             A Shares at Offer          -4.16%  2.90%  4.85%   5.02%
           Lipper Massachusetts
            Municipal Debt Funds
            Category Average/1/          0.00%  6.36%  5.73%   5.71%
           Lehman Brothers
            Municipal Bond Index/2/      0.55%  7.11%  6.67%   6.56%
           ---------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

period end, Moody's gave the commonwealth a credit rating of Aa2 with a negative outlook, citing ongoing budget pressures. Standard & Poor's rated Massachusetts AA- with a stable outlook.

How did the Funds perform during the six months ended August 31, 2004?

The accompanying chart provides total return performance information for the Funds for the six-month, one-year, five-year, and ten-year periods ended August 31, 2004. The Funds' performance is also compared with the Lipper Massachusetts Municipal Debt Funds category average, as well as with the national Lehman Brothers Municipal Bond Index. While we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state funds with a national average is difficult since most of the national index's results come from out-of-state bonds, many of which do not benefit from the sort of state tax exemption afforded to Massachusetts bonds for Massachusetts taxpayers.

For the six-month reporting period, the total return at NAV of the Nuveen Massachusetts Municipal Bond Fund outperformed the Lipper peer group and the Nuveen Massachusetts Insured Municipal Bond Fund was in line with the Lipper peer group. The uninsured Fund outperformed the Lehman Brothers Municipal Bond Index, while the insured Fund underperformed it.

The Nuveen Massachusetts Municipal Bond Fund benefited from the strong performance of holdings in resource recovery bonds issued for Ogden Haverhill. In recent years these bonds performed poorly in line with concerns about Ogden's financial position. Those concerns have eased, however, and the bonds recovered strongly during the period. The Fund also benefited as several of its holdings were advance refunded and saw significant price appreciation. Finally, the performance of the uninsured Massachusetts Fund was helped by its weighting in intermediate bonds, whose prices tended to be the least adversely affected by rising rates. On the negative side, the Fund owned a handful of Puerto Rico bonds backed by tobacco settlement revenues, which investors worried were vulnerable to new legal risks.

The insured Massachusetts Fund benefited from solid positioning across the yield curve but was hurt


--------------------------------------------------------------------------------

1The Lipper Massachusetts Municipal Debt Funds category average shown represents the average annualized total return for all reporting funds for the periods ended August 31, 2004. The Lipper Massachusetts Municipal Debt Funds category contained 53, 53, 47 and 28 funds for the respective six-month, one-, five- and ten-year periods ended August 31, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                           Semiannual Report  Page 3
by its holdings of shorter bonds, which experienced falling prices in line with the Fed's rate increases. The Fund also fell as several of its housing bonds were called. Also, the Lipper Massachusetts Municipal Debt Funds category average includes Funds that, unlike ours, can invest in higher-yielding, lower-rated bonds, securities that performed well during the past six months.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income, as dividends to shareholders. As of August 31, 2004, both the Nuveen Massachusetts Municipal Bond Fund and the Nuveen Massachusetts Insured Municipal Bond Fund had negative UNII.

What strategies were underlying your management of the Funds during the reporting period?

In the uninsured Fund, the portfolio's weighting in BBB-rated securities went from approximately 14 percent on February 29 to about 7 percent on August 31. In large part, this decline corresponded to our effort to trim the Fund's holdings in its best- performing credit, the Ogden Haverhill bonds mentioned earlier. As these bonds gained in value and grew to occupy more of the portfolio than we wished, we sold the excess at a gain and reinvested the proceeds in higher-rated securities and in other areas of the market that appeared to offer better appreciation potential. The decline was also aided by an advance refunding on some BBB-rated hospital bonds. New purchases continued to focus on bonds in the long-intermediate part of the yield curve, those with maturity dates of 15 to 20 years, because we believed they offered shareholders the most relative value. This segment of the yield curve has been an ongoing area of emphasis in the Fund for the last couple of years.

In the insured Massachusetts Fund, we looked for opportunities in both the primary and secondary municipal markets. As bonds in the portfolio reached their call or maturity dates, we used the proceeds to invest in areas we believed offered better future potential. As in the uninsured Fund, we most favored securities with maturities of 15 to 20 years. We also looked to premium bonds, which we believed were more likely to perform well in a variety of market conditions. Such goals were ongoing as the period came to a close. Another focus during the period was to diversify the portfolio's holdings, often a challenge in Massachusetts because so much supply is dominated by a few large issuers. Accordingly, whenever possible we purchased bonds offered by some of the commonwealth's smaller issuers.


                           Semiannual Report  Page 4

  Fund Spotlight as of 8/31/04          Nuveen Massachusetts Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.01   $10.03    $9.94    $9.99
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0340  $0.0280  $0.0295  $0.0355
         --------------------------------------------------------------
         Inception Date             09/07/94 03/07/97 10/06/94 12/22/86
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                 Average Annual Total Returns as of 8/31/04

                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           7.68%  3.21%
                 ---------------------------------------------
                 5-Year                           5.81%  4.91%
                 ---------------------------------------------
                 10-Year                          5.64%  5.19%
                 ---------------------------------------------

                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           6.78%  2.78%
                 ---------------------------------------------
                 5-Year                           5.02%  4.86%
                 ---------------------------------------------
                 10-Year                          5.02%  5.02%
                 ---------------------------------------------

                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.04%
                 ---------------------------------------------
                 5-Year                           5.22%
                 ---------------------------------------------
                 10-Year                          5.00%
                 ---------------------------------------------

                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.89%
                 ---------------------------------------------
                 5-Year                           6.02%
                 ---------------------------------------------
                 10-Year                          5.85%
                 ---------------------------------------------
                 Tax-Free Yields

                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                4.08%  3.90%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.67%  3.51%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    5.40%  5.16%
                 ---------------------------------------------

                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.35%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.93%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.31%
                 ---------------------------------------------

                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.56%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.13%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.60%
                 ---------------------------------------------

                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.26%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.87%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.69%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            5.26%        0.80%
                            ------------------------------------------
                            5-Year            5.97%        5.06%
                            ------------------------------------------
                            10-Year           5.85%        5.39%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            4.49%        0.49%
                            ------------------------------------------
                            5-Year            5.18%        5.02%
                            ------------------------------------------
                            10-Year           5.25%        5.25%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            4.62%
                            ------------------------------------------
                            5-Year            5.40%
                            ------------------------------------------
                            10-Year           5.23%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            5.46%
                            ------------------------------------------
                            5-Year            6.18%
                            ------------------------------------------
                            10-Year           6.08%
                            ------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $114,740
                  -------------------------------------------
                  Average Effective Maturity (Years)    17.43
                  -------------------------------------------
                  Average Duration                       6.33
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid September 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2004.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because a fund may be paying out more or less than it is earning and it may not include the effect of amortization of bonds.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.0%.

                           Semiannual Report  Page 5

  Fund Spotlight as of 8/31/04          Nuveen Massachusetts Municipal Bond Fund

================================================================================

Bond Credit Quality/1/
                                    [CHART]
AAA/U.S. Guaranteed             65%
AA                              20%
A                                6%
BBB                              7%
NR                               2%


1As a percentage of total holdings as of August 31, 2004. Holdings are subject to change.

                     Sectors/1/
                     Tax Obligation/General            21%
                     -------------------------------------
                     Education and Civic Organizations 15%
                     -------------------------------------
                     Long-Term Care                    13%
                     -------------------------------------
                     U.S. Guaranteed                   12%
                     -------------------------------------
                     Healthcare                        12%
                     -------------------------------------
                     Tax Obligation/Limited            10%
                     -------------------------------------
                     Transportation                     5%
                     -------------------------------------
                     Housing/Multifamily                5%
                     -------------------------------------
                     Other                              7%
                     -------------------------------------

                           Semiannual Report  Page 6

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance

                                            Actual Performance                  (5% return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (3/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (8/31/04)    $1,008.80 $1,005.10 $1,006.10 $1,009.70 $1,020.62 $1,016.84 $1,017.85 $1,021.63
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.61 $    8.39 $    7.38 $    3.60 $    4.63 $    8.44 $    7.43 $    3.62
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .91%, 1.66%, 1.46% and .71% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

--------------------------------------------------------------------------------
  Fund Spotlight as of 8/31/04  Nuveen Massachusetts Insured Municipal Bond Fund
================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.51   $10.52   $10.51   $10.54
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0350  $0.0285  $0.0300  $0.0365
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0030  $0.0030  $0.0030  $0.0030
      --------------------------------------------------------------------
      Inception Date                   09/07/94 03/06/97 09/15/94 12/22/86
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                 Average Annual Total Returns as of 8/31/04
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           7.45%  2.90%
                 ---------------------------------------------
                 5-Year                           5.75%  4.85%
                 ---------------------------------------------
                 10-Year                          5.47%  5.02%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           6.64%  2.64%
                 ---------------------------------------------
                 5-Year                           4.97%  4.80%
                 ---------------------------------------------
                 10-Year                          4.86%  4.86%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           6.94%
                 ---------------------------------------------
                 5-Year                           5.18%
                 ---------------------------------------------
                 10-Year                          4.85%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.72%
                 ---------------------------------------------
                 5-Year                           5.96%
                 ---------------------------------------------
                 10-Year                          5.70%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.00%  3.83%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.23%  3.09%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.75%  4.54%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.25%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.49%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.66%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.43%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.68%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.94%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.16%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.43%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.04%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            4.56%        0.17%
                            ------------------------------------------
                            5-Year            5.90%        4.99%
                            ------------------------------------------
                            10-Year           5.68%        5.23%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            3.78%       -0.22%
                            ------------------------------------------
                            5-Year            5.09%        4.93%
                            ------------------------------------------
                            10-Year           5.07%        5.07%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            3.97%
                            ------------------------------------------
                            5-Year            5.31%
                            ------------------------------------------
                            10-Year           5.06%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            4.73%
                            ------------------------------------------
                            5-Year            6.09%
                            ------------------------------------------
                            10-Year           5.90%
                            ------------------------------------------

                   Portfolio Statistics
                   Net Assets ($000)                  $92,583
                   ------------------------------------------
                   Average Effective Maturity (Years)   16.69
                   ------------------------------------------
                   Average Duration                      6.07
                   ------------------------------------------

--------------------------------------------------------------------------------
1Paid September 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended August 31, 2004.
2Paid December 1, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because a fund may be paying out more or less than it is earning and it may not include the effect of amortization of bonds.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.0%.

                          Semiannual Report l Page 7

  Fund Spotlight as of 8/31/04  Nuveen Massachusetts Insured Municipal Bond Fund

================================================================================

Bond Credit Quality/1/

                                    [CHART]

Insured                  97%
Insured/U.S. Guaranteed   3%


The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

1As a percentage of total holdings as of August 31, 2004. Holdings are subject to change.

                     Sectors/1/
                     Tax Obligation/General            39%
                     -------------------------------------
                     Housing/Multifamily               14%
                     -------------------------------------
                     Tax/Obligation Limited            10%
                     -------------------------------------
                     Education and Civic Organizations 10%
                     -------------------------------------
                     Healthcare                         9%
                     -------------------------------------
                     Water and Sewer                    5%
                     -------------------------------------
                     Other                             13%
                     -------------------------------------

                           Semiannual Report  Page 8

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance

                                            Actual Performance                  (5% return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (3/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (8/31/04)    $1,000.50 $  996.70 $  998.50 $1,001.30 $1,020.62 $1,016.84 $1,017.85 $1,021.63
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.59 $    8.35 $    7.35 $    3.58 $    4.63 $    8.44 $    7.43 $    3.62
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .91%, 1.66%, 1.46% and .71% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio of Investments (Unaudited)
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND
August 31, 2004


   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 1.3%

    $  1,500 Boston Industrial Development Financing Authority,            9/12 at 102.00      Baa3 $1,485,195
              Massachusetts, Senior Revenue Bonds, Crosstown Center
              Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
              Tax)
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.7%

         945 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB    856,746
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 13.3%

         970 Massachusetts Educational Financing Authority, Educational    1/12 at 100.00       AAA  1,014,436
              Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13
              (Alternative Minimum Tax) - AMBAC Insured

       3,000 Massachusetts Development Finance Authority, Revenue Bonds,   3/09 at 101.00         A  3,034,260
              Curry College, Series 1999A, 5.500%, 3/01/29 - ACA Insured

       2,000 Massachusetts Development Finance Authority, Revenue Bonds,   1/10 at 101.00       BBB  2,175,480
              Massachusetts College of Pharmacy and Allied Health
              Sciences, Series 1999B, 6.625%, 7/01/20

         750 Massachusetts Development Finance Authority, Revenue Bonds,   9/13 at 100.00       AA-    813,652
              Milton Academy, Series 2003A, 5.000%, 9/01/19

       1,000 Massachusetts Health and Educational Facilities Authority,      No Opt. Call       AA-  1,136,080
              Revenue Bonds, Boston College, Series 1993K, 5.375%,
              6/01/14

         500 Massachusetts Health and Educational Facilities Authority,    7/13 at 100.00       AA+    528,295
              Revenue Bonds, Williams College, Series 2003H, 5.000%,
              7/01/21

         500 Massachusetts Health and Educational Facilities Authority,    7/13 at 100.00       AA+    513,075
              Revenue Bonds, Wellesley College, Series 2003H, 5.000%,
              7/01/26

       1,000 Massachusetts Heath and Educational Facilities Authority,       No Opt. Call       AAA  1,145,440
              Revenue Bonds, Massachusetts Institute of Technology,
              Series 2004M, 5.250%, 7/01/15

       2,290 Massachusetts Industrial Finance Agency, Revenue Bonds,       7/05 at 102.00       AAA  2,413,889
              Lesley College, Series 1995A, 6.300%, 7/01/25 - CONNIE
              LEE/AMBAC Insured

       1,200 University of Massachusetts Building Authority, Senior Lien  11/13 at 100.00       AAA  1,322,328
              Project Revenue Bonds, Series 2003-1, 5.250%, 11/01/18 -
              AMBAC Insured

       1,000 University of Massachusetts Building Authority, Senior Lien  11/14 at 100.00       AAA  1,067,740
              Project Revenue Bonds, Series 2004-1, 5.250%, 11/01/24 -
              AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Healthcare - 11.6%

       1,000 Massachusetts Health and Educational Facilities Authority,    1/05 at 101.00       AAA  1,012,590
              Revenue Bonds, Lahey Clinic Medical Center, Series 1993B,
              5.625%, 7/01/15 - MBIA Insured

       1,500 Massachusetts Health and Educational Facilities Authority,    7/08 at 101.00       AAA  1,503,690
              Revenue Bonds, Harvard Pilgrim Healthcare, Series 1998A,
              4.750%, 7/01/22 - FSA Insured

         600 Massachusetts Health and Educational Facilities Authority,    5/12 at 100.00       AAA    652,758
              Revenue Bonds, New England Medical Center Hospitals,
              Series 2002H, 5.375%, 5/15/19 - FGIC Insured

       2,785 Massachusetts Health and Educational Facilities Authority,    7/11 at 101.00       AA-  2,956,779
              Revenue Bonds, Partners HealthCare System Inc., Series
              2001C, 5.750%, 7/01/32

         375 Massachusetts Health and Educational Facilities Authority,    7/11 at 100.00       BBB    390,176
              Revenue Bonds, UMass Memorial Health Care, Series 2001C,
              6.625%, 7/01/32

         585 Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA    594,571
              Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%,
              7/01/25 - MBIA Insured

       3,000 Massachusetts Health and Educational Facilities Authority,   11/11 at 101.00        AA  3,067,890
              Revenue Bonds, Cape Cod Health Care Inc., Series 2001C,
              5.250%, 11/15/31 - RAAI Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    1/12 at 101.00        A-  1,048,500
              Revenue Bonds, Covenant Health Systems Obligated Group,
              Series 2002, 6.000%, 7/01/31

       1,000 Massachusetts Health and Educational Facilities Authority,    8/12 at 100.00       AAA  1,055,990
              Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series
              2002, 5.125%, 8/01/22 - FSA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    7/12 at 101.00       BBB  1,048,260
              Revenue Bonds, Caritas Christi Obligated Group, Series
              2002B, 6.250%, 7/01/22

----
9

Portfolio of Investments (Unaudited)
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND (continued)
August 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.9%

    $  1,115 Framingham Housing Authority, Massachusetts, GNMA             8/10 at 105.00       AAA $1,238,676
              Collateralized Revenue Refunding Bonds, Beaver Terrace
              Apartments Project, Series 2000A, 6.350%, 2/20/32

       2,915 Massachusetts Development Financing Authority, Assisted      12/09 at 102.00       N/R  2,816,735
              Living Revenue Bonds, Prospect House Apartments, Series
              1999, 7.000%, 12/01/31

          15 Massachusetts Housing Finance Agency, Housing Project        10/04 at 101.00        A+     15,152
              Revenue Refunding Bonds, Series 1993A, 6.375%, 4/01/21

       1,000 Massachusetts Industrial Finance Agency, FHA-Insured          1/08 at 102.00       AAA  1,098,510
              Mortgage Loan Bonds, Hudner Associates Projects, Series
              1997, 5.650%, 1/01/22 - MBIA Insured

         500 Massachusetts Housing Finance Agency, Housing Revenue         6/13 at 100.00       AA-    507,130
              Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum
              Tax)
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.7%

         845 Massachusetts Housing Finance Agency, Single Family Housing   6/10 at 100.00        AA    851,988
              Revenue Bonds, Series 84, 5.550%, 12/01/31 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Industrials - 0.4%

         400 Massachusetts Development Finance Agency, Solid Waste           No Opt. Call       BBB    416,860
              Disposal Revenue Bonds, Waste Management Inc., Series
              2003, 5.450%, 6/01/14
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 12.4%

       1,790 Massachusetts Development Finance Authority, Revenue Bonds,   9/09 at 102.00        AA  1,927,544
              May Institute, Series 1999, 5.750%, 9/01/24 - RAAI Insured

       2,900 Massachusetts Development Finance Authority, Revenue Bonds,   8/09 at 101.00         A  3,028,093
              Northern Berkshire Community Services Inc., Series 1999A,
              6.250%, 8/15/29 - ACA Insured

         885 Massachusetts Health and Educational Facilities Authority,    1/05 at 101.00       AAA    896,726
              Revenue Bonds, Cable Housing and Health Services, Series
              1993A, 5.625%, 7/01/13 - MBIA Insured

             Massachusetts Industrial Finance Agency, GNMA
             Collateralized Assisted Living Facility Revenue Bonds, TNG
             Draper Place Project, Series 1998:
         295  5.400%, 8/20/12 (Alternative Minimum Tax)                    8/08 at 105.00       AAA    311,904
       2,490  6.450%, 8/20/39 (Alternative Minimum Tax)                    8/08 at 105.00       AAA  2,735,663

       2,020 Massachusetts Industrial Finance Agency, GNMA                 6/09 at 102.00       AAA  2,081,933
              Collateralized Assisted Living Facility Revenue Bonds, The
              Arbors at Taunton Project, Series 1999, 5.500%, 6/20/40
              (Alternative Minimum Tax)

       2,500 Massachusetts Industrial Finance Agency, Healthcare           5/07 at 102.00      A-1+  2,537,500
              Facilities Revenue Bonds, Jewish Geriatric Services Inc.
              Obligated Group, Series 1997B, 5.500%, 5/15/27

         650 Massachusetts Industrial Finance Agency, FHA-Insured          2/06 at 102.00       AAA    688,311
              Project Revenue Bonds, Heights Crossing LP, Series 1995,
              6.000%, 2/01/15 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 20.4%

       1,160 Beverly, Massachusetts, General Obligation Bonds, Series     11/13 at 100.00       Aaa  1,227,674
              2003, 5.000%, 11/01/21 - MBIA Insured

       1,000 Boston, Massachusetts, General Obligation Bonds, Series       8/11 at 100.00        AA  1,081,830
              2001B, 5.000%, 8/01/15

       1,090 Brookline, Massachusetts, General Obligation Bonds, Series    4/10 at 101.00       Aaa  1,221,280
              2000, 5.375%, 4/01/17

       1,000 Erving, Massachusetts, General Obligation Bonds, Series       6/12 at 101.00       BBB  1,064,960
              2002, 5.500%, 6/15/16

       1,000 Fall River, Massachusetts, General Obligation Bonds, Series   2/13 at 101.00       AAA  1,066,870
              2003, 5.000%, 2/01/21 - FSA Insured

       1,145 Falmouth, Massachusetts, General Obligation Bonds, Series     2/12 at 101.00       AA+  1,231,322
              2002, 5.000%, 2/01/19

         545 Lawrence, Massachusetts, General Obligation Bonds, Series     2/11 at 100.00       Aaa    575,684
              2001, 5.000%, 2/01/21 - AMBAC Insured

       1,335 Marlborough, Massachusetts, General Obligation Bonds,         6/09 at 101.00       Aaa  1,448,448
              Series 1999, 5.125%, 6/15/19 - FGIC Insured

       2,500 Massachusetts Bay Transportation Authority, General             No Opt. Call       AAA  3,215,600
              Obligation Transportation System Bonds, Series 1991A,
              7.000%, 3/01/21

         600 Massachusetts Bay Transportation Authority, General           3/07 at 101.00        AA    607,176
              Transportation System Bonds, Series 1997D, 5.000%, 3/01/27

       1,250 Massachusetts, General Obligation Bonds, Consolidated Loan,     No Opt. Call       Aa2  1,435,475
              Series 2002D, 5.500%, 8/01/19

----
10

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  1,860 Massachusetts, General Obligation Bonds, Consolidated Loan,   1/13 at 100.00       Aa2 $2,055,114
              Series 2003A, 5.000%, 1/01/22 (Pre-refunded to 1/01/13)

       1,250 Massachusetts, General Obligation Bonds, Consolidated Loan,   8/14 at 100.00       Aa2  1,297,988
              Series 2004B, 5.000%, 8/01/24

       1,490 Northbridge, Massachusetts, General Obligation Bonds,         2/12 at 101.00       AAA  1,637,808
              Series 2002, 5.250%, 2/15/18 - AMBAC Insured

       1,000 Reading, Massachusetts, General Obligation Bonds, Series      3/14 at 100.00       AAA  1,102,400
              2004, 5.000%, 3/15/15 - MBIA Insured

       1,415 Springfield, Massachusetts, General Obligation Bonds,         1/13 at 100.00       AAA  1,520,446
              Series 2003, 5.250%, 1/15/23 - MBIA Insured

             Westfield, Massachusetts, General Obligation Bonds, Series
             2004:
         695  5.000%, 8/01/18 - AMBAC Insured                              8/14 at 100.50       AAA    759,420
         690  5.000%, 8/01/19 - AMBAC Insured                              8/14 at 100.50       AAA    749,216
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 9.4%

         680 Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,    5/13 at 100.00       AAA    692,016
              Series 2002, 5.000%, 5/01/32 - AMBAC Insured

         770 Massachusetts Bay Transportation Authority, Senior Lien         No Opt. Call       AAA    869,322
              Sales Tax Revenue Bonds, Series 2004C, 5.250%, 7/01/21

       1,125 Massachusetts College Building Authority, Project Revenue       No Opt. Call       AAA  1,262,824
              Refunding Bonds, Series 2003B, 5.375%, 5/01/23 - XLCA
              Insured

         550 Massachusetts College Building Authority, Project Revenue     5/14 at 100.00       AAA    590,739
              Bonds, Series 2004A, 5.000%, 5/01/19 - MBIA Insured

         720 Massachusetts Industrial Finance Agency, Library Revenue      1/05 at 102.00       AAA    747,274
              Bonds, Malden Public Library Project, Series 1994, 7.250%,
              1/01/15 - MBIA Insured

       1,500 Massachusetts, Special Obligation Dedicated Tax Revenue       1/14 at 100.00       AAA  1,593,690
              Bonds, Series 2004, 5.250%, 1/01/25 - FGIC Insured

       1,000 Massachusetts, Special Obligation Revenue Refunding Bonds,    6/12 at 100.00       AAA  1,106,300
              Series 2002A, 5.375%, 6/01/19 - FGIC Insured

       2,000 Massachusetts, Special Obligation Refunding Notes, Federal      No Opt. Call       Aaa  2,205,680
              Highway Grant Anticipation Note Program, Series 2003A,
              5.000%, 12/15/13 - FSA Insured

       1,500 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA  1,758,105
              Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------
             Transportation - 5.2%

       3,835 Massachusetts Port Authority, Revenue Bonds, Series 2003A,    7/13 at 100.00       AAA  3,977,509
              5.000%, 7/01/24 - MBIA Insured

       1,950 Massachusetts Port Authority, Special Facilities Revenue      1/11 at 101.00       AAA  1,940,777
              Bonds, Delta Air Lines Inc. Project, Series 2001A, 5.000%,
              1/01/27 (Alternative Minimum Tax) - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 11.6%

         250 Massachusetts Bay Transportation Authority, Certificates of  12/06 at 100.00     A+***    283,397
              Participation, Series 1988, 7.800%, 1/15/14 (Pre-refunded
              to 12/22/06)

       2,625 Massachusetts, General Obligation Bonds, Consolidated Loan,  11/11 at 100.00       AAA  2,912,569
              Series 2001D, 5.000%, 11/01/20 (Pre-refunded to 11/01/11)
              - MBIA Insured

       1,250 Massachusetts, General Obligation Bonds, Consolidated Loan,   2/10 at 101.00       AAA  1,444,425
              Series 2000A, 6.000%, 2/01/14 (Pre-refunded to 2/01/10)

       2,000 Massachusetts Health and Educational Facilities Authority,    8/10 at 100.00       AAA  2,161,580
              FHA-Insured Revenue Bonds, Malden Hospital, Series 1982A,
              5.000%, 8/01/16 (Pre-refunded to 8/01/10)

         700 Massachusetts Health and Educational Facilities Authority,    7/06 at 100.00       Aaa    729,925
              Revenue Bonds, Daughters of Charity National Health
              System, Carney Hospital, Series 1994D, 6.100%, 7/01/14
              (Pre-refunded to 7/01/06)

       1,285 Massachusetts Health and Educational Facilities Authority,    2/07 at 102.00    Aa2***  1,438,866
              FHA-Insured Revenue Refunding Bonds, Youville Hospital,
              Series 1997A, 6.250%, 2/15/41 (Pre-refunded to 2/15/07)

       3,000 Massachusetts Health and Educational Facilities Authority,    7/10 at 101.00    BBB***  3,543,090
              Revenue Bonds, Winchester Hospital Issue, Series 2000E,
              6.750%, 7/01/30 (Pre-refunded to 7/01/10)

         570 Massachusetts Port Authority, Revenue Bonds, Series 1982,     1/05 at 100.00       AAA    841,690
              13.000%, 7/01/13

----
11

Portfolio of Investments (Unaudited)
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND (continued)
August 31, 2004

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Utilities - 1.8%

    $  1,000 Massachusetts Development Finance Agency, Resource Recovery   1/12 at 101.00       AAA $  1,117,590
              Revenue Bonds, SEMass System, Series 2001A, 5.625%,
              1/01/16 - MBIA Insured

       1,000 Massachusetts Industrial Finance Agency, Resource Recovery   12/08 at 102.00       BBB      995,539
              Revenue Refunding Bonds, Ogden Haverhill Project, Series
              1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 3.2%

       2,000 Boston Water and Sewer Commission, Massachusetts, General    11/14 at 100.00        AA    2,073,299
              Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25

       1,500 Massachusetts Water Pollution Abatement Trust, Pooled Loan    8/13 at 100.00       AAA    1,571,939
              Program Bonds, Series 9, 5.000%, 8/01/22
----------------------------------------------------------------------------------------------------------------
    $103,655 Total Long-Term Investments (cost $105,482,149) - 96.9%                                 111,147,401
----------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 1.7%

       2,000 Massachusetts Development Finance Authority, Revenue Bonds,                       A-1+    2,000,000
              Variable Rate Demand Obligations, Boston University,
              Series 2002R-2, 1.250%, 10/01/42 - XLCA Insured+
----------------------------------------------------------------------------------------------------------------
    $  2,000 Total Short-Term Investments (cost $2,000,000)                                            2,000,000
----------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $107,482,149) - 98.6%                                           113,147,401
             --------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.4%                                                      1,592,233
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $114,739,634
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

----
12

Portfolio of Investments (Unaudited)
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND
August 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 9.6%

     $ 1,940 Massachusetts Educational Financing Authority, Educational    1/12 at 100.00       AAA $2,028,871
              Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13
              (Alternative Minimum Tax) - AMBAC Insured

       1,000 Massachusetts Health and Educational Facilities Authority,   10/12 at 100.00       AAA  1,127,270
              Revenue Bonds, University of Massachusetts - Worcester
              Campus Project, Series 2002C, 5.500%, 10/01/18 - MBIA
              Insured

       1,000 Massachusetts Industrial Finance Agency, Revenue Bonds,       3/06 at 102.00       AAA  1,063,600
              College of the Holy Cross, Series 1996, 5.500%, 3/01/20 -
              MBIA Insured

         420 Massachusetts Industrial Finance Agency, Revenue Bonds,      10/05 at 102.00       AAA    446,767
              Babson College, Series 1995A, 5.800%, 10/01/10 - MBIA
              Insured

       1,970 Massachusetts Industrial Finance Agency, Revenue Bonds,       7/08 at 102.00       AAA  2,000,220
              Western New England College, Series 1998, 5.000%, 7/01/28
              - AMBAC Insured

       2,000 University of Massachusetts Building Authority, Senior Lien  11/14 at 100.00       AAA  2,244,640
              Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/18 -
              AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Healthcare - 9.3%

       1,700 Massachusetts Health and Educational Facilities Authority,    1/05 at 101.00       AAA  1,721,403
              Revenue Bonds, Lahey Clinic Medical Center, Series 1993B,
              5.625%, 7/01/15 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    7/06 at 102.00       AAA  1,077,540
              Revenue Bonds, Baystate Medical Center, Series 1996E,
              6.000%, 7/01/26 - FSA Insured

          20 Massachusetts Health and Educational Facilities Authority,    1/05 at 100.00       AAA     20,350
              Revenue Bonds, Capital Asset Program, Series 1989G-2,
              7.200%, 7/01/09 - MBIA Insured

         600 Massachusetts Health and Educational Facilities Authority,    5/12 at 100.00       AAA    652,758
              Revenue Bonds, New England Medical Center Hospitals,
              Series 2002H, 5.375%, 5/15/19 - FGIC Insured

       1,705 Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA  1,732,894
              Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%,
              7/01/25 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    8/12 at 100.00       AAA  1,055,990
              Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series
              2002, 5.125%, 8/01/22 - FSA Insured

       2,290 Puerto Rico Industrial, Tourist, Educational, Medical and     1/05 at 102.00       AAA  2,369,990
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/16 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 13.7%

       2,500 Massachusetts Development Finance Authority, GNMA            10/11 at 105.00       AAA  2,807,775
              Collateralized Revenue Bonds, VOA Concord Assisted Living
              Inc., Series 2000A, 6.900%, 10/20/41

       2,500 Massachusetts Development Finance Authority, GNMA             3/12 at 105.00       AAA  2,724,250
              Collateralized Assisted Living Facility Revenue Bonds,
              Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42
              (Alternative Minimum Tax)

         850 Massachusetts Housing Finance Agency, Housing Development     6/08 at 101.00       AAA    867,391
              Revenue Bonds, Series 1998A, 5.375%, 6/01/16 (Alternative
              Minimum Tax) - MBIA Insured

       2,805 Massachusetts Housing Finance Agency, FHA-Insured Rental      1/05 at 102.00       AAA  2,876,023
              Housing Mortgage Revenue Bonds, Series 1995A, 7.350%,
              1/01/35 (Alternative Minimum Tax) - AMBAC Insured

         640 Massachusetts Industrial Finance Agency, FHA-Insured          1/08 at 102.00       AAA    703,046
              Mortgage Loan Bonds, Hudner Associates Projects, Series
              1997, 5.650%, 1/01/22 - MBIA Insured

       2,575 Somerville Housing Authority, Massachusetts, GNMA             5/12 at 103.00       AAA  2,742,117
              Collateralized Mortgage Revenue Bonds, Clarendon Hill
              Towers, Series 2002, 5.200%, 11/20/22
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.6%

       3,185 Massachusetts Industrial Finance Agency, GNMA                12/07 at 102.00       AAA  3,363,296
              Collateralized Assisted Living Facility Revenue Bonds, The
              Arbors at Amherst Project, Series 1997, 5.950%, 6/20/39
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 37.2%

       2,500 Amherst-Pelham Regional School District, Massachusetts,       5/08 at 101.00       Aaa  2,721,800
              General Obligation Bonds, Series 1998, 5.125%, 5/15/18 -
              AMBAC Insured

       1,340 Berkshire Hills Regional School District, Berkshire County,  10/13 at 101.00       AAA  1,494,060
              Massachusetts, General Obligation Bonds, Series 2004,
              5.000%, 10/15/14 - FSA Insured

----
13

Portfolio of Investments (Unaudited)
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND (continued)
August 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

     $ 1,520 Fall River, Massachusetts, General Obligation Bonds, Series   2/13 at 101.00       AAA $1,693,751
              2003, 5.250%, 2/01/17 - FSA Insured

       1,265 Freetown-Lakeville Regional School District, Plymouth         1/13 at 101.00       AAA  1,395,573
              County, Massachusetts, General Obligation Bonds, Series
              2003, 5.000%, 1/01/15 - MBIA Insured

       1,000 Hopedale, Massachusetts, General Obligation Bonds, Series    11/14 at 101.00       Aaa  1,120,570
              2004, 5.000%, 11/15/15 - AMBAC Insured

       1,000 Lawrence, Massachusetts, General Obligation Bonds, Series     2/11 at 100.00       Aaa  1,056,300
              2001, 5.000%, 2/01/21 - AMBAC Insured

       1,000 Massachusetts Bay Transportation Authority, General           3/08 at 101.00       AAA  1,064,610
              Transportation System Bonds, Series 1998A, 5.000%, 3/01/18
              - MBIA Insured

       3,000 Massachusetts, General Obligation Bonds, Consolidated Loan,     No Opt. Call       AAA  3,562,380
              Series 2001D, 6.000%, 11/01/13 - MBIA Insured

       4,000 Massachusetts, General Obligation Bonds, Consolidated Loan,     No Opt. Call       AAA  4,529,000
              Series 2004B, 5.250%, 8/01/16 - FSA Insured

       1,500 Monson, Massachusetts, Unlimited Tax General Obligation         No Opt. Call       AAA  1,718,280
              School Refunding Bonds, Series 1993, 5.500%, 10/15/10 -
              MBIA Insured

       1,250 Northampton, Massachusetts, General Obligation Bonds,         9/12 at 101.00       Aaa  1,339,088
              Series 2002, 5.000%, 9/01/19 - MBIA Insured

         190 Town of Northfield, Massachusetts, General Obligation        10/04 at 101.00       AAA    193,042
              Bonds, Bank-Qualified Municipal Purpose Loan of 1992,
              6.350%, 10/15/09 - MBIA Insured

       1,230 Pioneer Valley Regional School District, Massachusetts,       6/12 at 101.00       Aaa  1,364,697
              General Obligation Bonds, Series 2002, 5.375%, 6/15/19 -
              AMBAC Insured

       1,770 Reading, Massachusetts, General Obligation Bonds, Series      3/14 at 100.00       AAA  1,936,362
              2004, 5.000%, 3/15/16 - MBIA Insured

       2,575 Tantasqua Regional School District, Massachusetts, General    8/10 at 101.00       Aaa  2,735,474
              Obligation Bonds, Series 2000, 5.000%, 8/15/19 - FSA
              Insured

         220 Taunton, Massachusetts, General Obligation Bonds, Series      9/04 at 102.00       AAA    225,383
              1991, 6.800%, 9/01/09 - MBIA Insured

       2,200 Puerto Rico, Public Improvement Bonds, TICS/TOCS, Series        No Opt. Call       AAA  3,223,330
              2001, 10.356%, 7/01/19 (IF) - FSA Insured

       2,225 Worcester, Massachusetts, General Obligation Bonds, Series    8/10 at 101.00       AAA  2,437,287
              2000, 5.250%, 8/15/20 - FGIC Insured

         545 Worcester, Massachusetts, General Obligation Bonds, Series    8/11 at 100.00       AAA    614,275
              2001A, 5.500%, 8/15/18 - FGIC Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 9.8%

       1,000 Massachusetts College Building Authority, Project Revenue       No Opt. Call       AAA  1,136,080
              Refunding Bonds, Series 2003B, 5.375%, 5/01/17 - XLCA
              Insured

       2,160 Massachusetts College Building Authority, Project Revenue     5/14 at 100.00       AAA  2,348,806
              Bonds, Series 2004A, 5.000%, 5/01/17 - MBIA Insured

       1,155 Massachusetts Industrial Finance Agency, Library Revenue      1/05 at 102.00       AAA  1,198,751
              Bonds, Malden Public Library Project, Series 1994, 7.250%,
              1/01/15 - MBIA Insured

       2,000 Massachusetts, Special Obligation Dedicated Tax Revenue       1/14 at 100.00       AAA  2,167,880
              Bonds, Series 2004, 5.250%, 1/01/21 - FGIC Insured

       2,000 Puerto Rico Highway and Transportation Authority,             7/14 at 100.00       AAA  2,187,560
              Transportation Revenue Bonds, Series 2004J, 5.000%,
              7/01/18 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Transportation - 3.3%

       1,000 Massachusetts Port Authority, Revenue Bonds, Series 2003C,    7/13 at 100.00       AAA  1,074,130
              5.000%, 7/01/18 - MBIA Insured

       2,000 Massachusetts Turnpike Authority, Metropolitan Highway        1/07 at 102.00       AAA  2,014,960
              System Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37
              - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 2.6%

         850 Massachusetts Municipal Wholesale Electric Company, Power     1/05 at 101.00       AAA    922,216
              Supply System Revenue Bonds, Series 1993A, 5.000%, 7/01/10
              - AMBAC Insured

       1,000 Massachusetts, General Obligation Bonds, Consolidated Loan,   3/12 at 100.00       AAA  1,138,850
              Series 2002B, 5.500%, 3/01/17 (Pre-refunded to 3/01/12) -
              FSA Insured

         295 Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA    320,836
              Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%,
              7/01/25 - MBIA Insured

----
14

   Principal                                                               Optional Call                Market
Amount (000) Description                                                     Provisions* Ratings**       Value
--------------------------------------------------------------------------------------------------------------
             Utilities - 3.6%

     $ 1,500 Massachusetts Development Finance Agency, Resource Recovery  1/12 at 101.00       AAA $ 1,676,385
              Revenue Bonds, SEMass System, Series 2001A, 5.625%,
              1/01/16 - MBIA Insured

       1,600 Puerto Rico Electric Power Authority, Power Revenue Bonds,   7/10 at 101.00       AAA   1,677,968
              Series 2000HH, 5.250%, 7/01/29 - FSA Insured
--------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.3%

       2,450 Massachusetts Water Resources Authority, General Revenue     8/13 at 100.00       AAA   2,685,079
              Bonds, Series 2004D, 5.000%, 8/01/15 - MBIA Insured

       1,000 Massachusetts Water Resources Authority, General Revenue       No Opt. Call       AAA   1,133,940
              Bonds, Series 2002J, 5.250%, 8/01/19 - FSA Insured

       1,000 Springfield Water and Sewerage Commission, Massachusetts,    7/14 at 100.00       AAA   1,046,200
              General Revenue Bonds, Series 2003A, 5.000%, 7/01/23 -
              MBIA Insured
--------------------------------------------------------------------------------------------------------------
     $83,040 Total Long-Term Investments (cost $86,213,440) - 98.0%                                 90,781,094
--------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 1.1%

       1,000 Puerto Rico Government Development Bank, Adjustable                               A-1   1,000,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 1.250%, 12/01/15 - MBIA Insured+
--------------------------------------------------------------------------------------------------------------
     $ 1,000 Total Short-Term Investments (cost $1,000,000)                                          1,000,000
--------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $87,213,440) - 99.1%                                           91,781,094
             ------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.9%                                                      802,167
             ------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $92,583,261
             ------------------------------------------------------------------------------------------------
             All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary
             Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          (IF)Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

----
15

Statement of Assets and Liabilities (Unaudited)
August 31, 2004

                                                                                              Massachusetts
                                                                               Massachusetts        Insured
------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $107,482,149 and $87,213,440, respectively)  $113,147,401    $91,781,094
Cash                                                                                 833,613        166,414
Receivables:
  Interest                                                                         1,237,272      1,113,467
  Shares sold                                                                         60,000         15,047
Other assets                                                                             174            159
------------------------------------------------------------------------------------------------------------
    Total assets                                                                 115,278,460     93,076,181
------------------------------------------------------------------------------------------------------------
Liabilities
Payable for shares redeemed                                                           26,872         88,486
Accrued expenses:
  Management fees                                                                     52,585         42,449
  12b-1 distribution and service fees                                                 17,952         17,370
  Other                                                                               52,351         40,832
Dividends payable                                                                    389,066        303,783
------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                538,826        492,920
------------------------------------------------------------------------------------------------------------
Net assets                                                                      $114,739,634    $92,583,261
------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                      $ 33,223,589    $20,968,640
Shares outstanding                                                                 3,319,299      1,994,560
Net asset value per share                                                       $      10.01    $     10.51
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                               $      10.45    $     10.97
------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                      $  7,181,272    $ 7,139,944
Shares outstanding                                                                   715,876        678,582
Net asset value and offering price per share                                    $      10.03    $     10.52
------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                      $ 10,470,818    $12,824,731
Shares outstanding                                                                 1,053,171      1,220,819
Net asset value and offering price per share                                    $       9.94    $     10.51
------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                      $ 63,863,955    $51,649,946
Shares outstanding                                                                 6,393,753      4,900,701
Net asset value and offering price per share                                    $       9.99    $     10.54
------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                 $109,306,694    $87,560,275
Undistributed (Over-distribution of) net investment income                          (120,315)       (13,744)
Accumulated net realized gain (loss) from investments                               (111,997)       469,076
Net unrealized appreciation of investments                                         5,665,252      4,567,654
------------------------------------------------------------------------------------------------------------
Net assets                                                                      $114,739,634    $92,583,261
------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
16

Statement of Operations (Unaudited)
Six Months Ended August 31, 2004

                                                                                   Massachusetts
                                                                    Massachusetts        Insured
-------------------------------------------------------------------------------------------------
Investment Income                                                     $ 2,821,708    $ 2,259,618
-------------------------------------------------------------------------------------------------
Expenses
Management fees                                                           308,715        253,883
12b-1 service fees - Class A                                               30,900         20,379
12b-1 distribution and service fees - Class B                              35,177         33,561
12b-1 distribution and service fees - Class C                              39,208         48,011
Shareholders' servicing agent fees and expenses                            48,123         34,672
Custodian's fees and expenses                                              19,527         22,029
Trustees' fees and expenses                                                 1,695          1,494
Professional fees                                                           7,489          4,635
Shareholders' reports - printing and mailing expenses                      13,183         10,535
Federal and state registration fees                                         2,716          2,758
Other expenses                                                              1,546          1,231
-------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                508,279        433,188
  Custodian fee credit                                                     (2,776)        (1,553)
-------------------------------------------------------------------------------------------------
Net expenses                                                              505,503        431,635
-------------------------------------------------------------------------------------------------
Net investment income                                                   2,316,205      1,827,983
-------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investments                                 (60,603)       293,951
Net change in unrealized appreciation (depreciation) of investments    (1,204,426)    (2,164,205)
-------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                       (1,265,029)    (1,870,254)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                 $ 1,051,176    $   (42,271)
-------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
17

Statement of Changes in Net Assets (Unaudited)

                                                                 Massachusetts               Massachusetts Insured
                                                        ------------------------------  ------------------------------
                                                        Six Months Ended     Year Ended Six Months Ended     Year Ended
                                                                 8/31/04        2/29/04          8/31/04        2/29/04
-----------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                       $  2,316,205  $  4,624,291       $ 1,827,983  $  3,961,152
Net realized gain (loss) from investments                        (60,603)      674,437           293,951       314,346
Net change in unrealized appreciation (depreciation)
 of investments                                               (1,204,426)    1,045,857        (2,164,205)    1,167,671
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations          1,051,176     6,344,585           (42,271)    5,443,169
-----------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                        (632,186)   (1,038,859)         (410,837)     (906,765)
 Class B                                                        (124,976)     (285,132)         (115,451)     (233,286)
 Class C                                                        (188,221)     (401,677)         (220,173)     (462,723)
 Class R                                                      (1,368,452)   (2,937,454)       (1,091,827)   (2,383,340)
-----------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                                 (2,313,835)   (4,663,122)       (1,838,288)   (3,986,114)
-----------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                  10,904,081    13,217,484         3,310,135    10,270,132
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                              1,353,382     2,915,906         1,196,210     2,642,834
-----------------------------------------------------------------------------------------------------------------------
                                                              12,257,463    16,133,390         4,506,345    12,912,966
Cost of shares redeemed                                       (9,459,354)  (10,641,457)       (5,628,309)  (17,789,081)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
 transactions                                                  2,798,109     5,491,933        (1,121,964)   (4,876,115)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                          1,535,450     7,173,396        (3,002,523)   (3,419,060)
Net assets at the beginning of period                        113,204,184   106,030,788        95,585,784    99,004,844
-----------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                             $114,739,634  $113,204,184       $92,583,261  $ 95,585,784
-----------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment
 income at the end of period                                $   (120,315) $   (122,685)      $   (13,744) $     (3,439)
-----------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
18

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2004, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Insurance
Massachusetts Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.


----
19

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the six months ended August 31, 2004, Massachusetts Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Massachusetts did not invest in any such securities during the six months ended August 31, 2004.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
20

2. Fund Shares

Transactions in Fund shares were as follows:

                                                Massachusetts                                Massachusetts Insured
                              ------------------------------------------------  -----------------------------------------------
                                 Six Months Ended            Year Ended            Six Months Ended           Year Ended
                                      8/31/04                  2/29/04                 8/31/04                  2/29/04
                              ----------------------  ------------------------  ---------------------  ------------------------
                                  Shares       Amount      Shares        Amount    Shares       Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                       981,465  $ 9,601,974     919,213  $  9,089,174   188,180  $ 1,965,379     445,067  $  4,701,266
  Class B                        20,542      203,374      80,407       798,706    24,756      259,849     117,807     1,241,485
  Class C                        55,201      540,749     238,318     2,350,983    79,366      822,200     283,623     2,983,902
  Class R                        56,640      557,984      98,437       978,621    25,133      262,707     127,119     1,343,479
Shares issued to shareholders
 due to reinvestment of
 distributions:
  Class A                        30,092      296,989      59,558       591,278    25,054      260,425      52,825       553,240
  Class B                         4,502       44,505       9,798        97,474     3,291       34,232       6,232        65,306
  Class C                         9,523       93,303      18,770       185,180    11,667      121,142      28,067       293,619
  Class R                        93,261      918,585     206,089     2,041,974    74,917      780,411     164,906     1,730,669
--------------------------------------------------------------------------------------------------------------------------------
                              1,251,226   12,257,463   1,630,590    16,133,390   432,364    4,506,345   1,225,646    12,912,966
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                      (528,041)  (5,148,176)   (322,162)   (3,195,793) (193,686)  (2,038,955)   (724,373)   (7,607,133)
  Class B                       (94,912)    (944,385)   (106,996)   (1,061,291)  (18,715)    (198,446)    (57,628)     (599,368)
  Class C                      (107,354)  (1,057,911)   (139,536)   (1,371,432)  (72,245)    (745,258)   (337,695)   (3,491,858)
  Class R                      (235,556)  (2,308,882)   (506,479)   (5,012,941) (255,358)  (2,645,650)   (583,984)   (6,090,722)
--------------------------------------------------------------------------------------------------------------------------------
                               (965,863)  (9,459,354) (1,075,173)  (10,641,457) (540,004)  (5,628,309) (1,703,680)  (17,789,081)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)         285,363  $ 2,798,109     555,417  $  5,491,933  (107,640) $(1,121,964)   (478,034) $ (4,876,115)
--------------------------------------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the six months ended August 31, 2004, were as follows:

                                                   Massachusetts
                                     Massachusetts       Insured
                ------------------------------------------------
                Purchases              $11,963,138   $17,877,731
                Sales and maturities    10,645,975    21,028,534
                ------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At August 31, 2004, the cost of investments were as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Cost of investments  $107,421,877   $87,117,259
                -----------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2004, were as follows:

                                                              Massachusetts
                                               Massachusetts        Insured
    ------------------------------------------------------------------------
    Gross unrealized:
      Appreciation                                $5,993,027     $4,759,998
      Depreciation                                  (267,503)       (96,163)
    ------------------------------------------------------------------------
    Net unrealized appreciation of investments    $5,725,524     $4,663,835
    ------------------------------------------------------------------------


----
21

The tax components of undistributed net investment income and net realized gains at February 29, 2004, the Funds' last fiscal year end, were as follows:

                                                             Massachusetts
                                               Massachusetts       Insured
     ---------------------------------------------------------------------
     Undistributed net tax-exempt income            $202,468      $215,448
     Undistributed net ordinary income*                  906           622
     Undistributed net long-term capital gains            --       175,125
     ---------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended February 29, 2004, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                                                Massachusetts
   2004                                           Massachusetts       Insured
   --------------------------------------------------------------------------
   Distributions from net tax-exempt income          $4,683,669    $3,997,908
   Distributions from net ordinary income*                   --        27,047
   Distributions from net long-term capital gains            --            --
   --------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 29, 2004, the Funds' last fiscal year end, Massachusetts had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                          Massachusetts
                         ------------------------------
                         Expiration year:
                           2009                 $27,568
                           2010                      --
                           2011                  23,836
                         ------------------------------
                         Total                  $51,404
                         ------------------------------

5. Management Fee and Other Transactions with Affiliates

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. and its affiliates. This fee structure separates each fund's management fee into two components-a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .006% as of September 30, 2004.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

                                                  Fund-Level
                   Average Daily Net Assets         Fee Rate
                   ------------------------------------------
                   For the first $125 million          .3500%
                   For the next $125 million           .3375
                   For the next $250 million           .3250
                   For the next $500 million           .3125
                   For the next $1 billion             .3000
                   For the next $3 billion             .2750
                   For net assets over $5 billion      .2500
                   ------------------------------------------


----
22

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

                                                     Complex-Level
            Complex-Level Assets/(1)/                     Fee Rate
            -------------------------------------------------------
            For the first $55 billion                        .2000%
            For the next $1 billion                          .1800
            For the next $1 billion                          .1600
            For the next $3 billion                          .1425
            For the next $3 billion                          .1325
            For the next $3 billion                          .1250
            For the next $5 billion                          .1200
            For the next $5 billion                          .1175
            For the next $15 billion                         .1150
            For Managed Assets over $91 billion/(2)/         .1400
            -------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

                                                  Management
                   Average Daily Net Assets         Fee Rate
                   ------------------------------------------
                   For the first $125 million          .5500%
                   For the next $125 million           .5375
                   For the next $250 million           .5250
                   For the next $500 million           .5125
                   For the next $1 billion             .5000
                   For the next $3 billion             .4750
                   For net assets over $5 billion      .4500
                   ------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

During the six months ended August 31, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                      Massachusetts
                                        Massachusetts       Insured
             ------------------------------------------------------
             Sales charges collected          $44,469       $45,700
             Paid to authorized dealers        38,029        38,270
             ------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended August 31, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Commission advances       $11,124       $15,368
                -----------------------------------------------


----
23

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 2004, the Distributor retained such 12b-1 fees as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                12b-1 fees retained       $32,392       $35,472
                -----------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended August 31, 2004, as follows:

                                               Massachusetts
                                 Massachusetts       Insured
                   -----------------------------------------
                   CDSC retained       $21,224        $5,343
                   -----------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on October 1, 2004, to shareholders of record on September 9, 2004, as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Dividend per share:
                  Class A                  $.0340        $.0350
                  Class B                   .0280         .0285
                  Class C                   .0295         .0300
                  Class R                   .0355         .0365
                -----------------------------------------------


----
24

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                       Investment Operations       Less Distributions
                                    ---------------------------  ----------------------                    -------


MASSACHUSETTS


                                                     Net
                                               Realized/
                                              Unrealized
                          Beginning       Net    Invest-             Net                 Ending             Ending
                                Net   Invest-       ment         Invest-                    Net                Net
Year Ended                    Asset      ment       Gain            ment  Capital         Asset     Total   Assets
February 28/29,               Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)    (000)
-------------------------------------------------------------------------------------------------------------------
Class A (9/94)
       2005(e)               $10.13      $.20      $(.12) $ .08    $(.20)    $ -- $(.20) $10.01       .88% $33,224
       2004                    9.98       .42        .16    .58     (.43)      --  (.43)  10.13      5.95   28,720
       2003                    9.75       .45        .24    .69     (.46)      --  (.46)   9.98      7.27   21,751
       2002                    9.70       .48        .07    .55     (.50)      --  (.50)   9.75      5.86   19,878
       2001                    9.26       .50        .44    .94     (.50)      --  (.50)   9.70     10.34   18,433
       2000                   10.07       .50       (.82)  (.32)    (.49)      --  (.49)   9.26     (3.21)  16,814
Class B (3/97)
       2005(e)                10.15       .17       (.12)   .05     (.17)      --  (.17)  10.03       .51    7,181
       2004                   10.01       .35        .15    .50     (.36)      --  (.36)  10.15      5.07    7,976
       2003                    9.77       .38        .25    .63     (.39)      --  (.39)  10.01      6.58    8,031
       2002                    9.72       .41        .06    .47     (.42)      --  (.42)   9.77      4.96    6,588
       2001                    9.28       .43        .44    .87     (.43)      --  (.43)   9.72      9.60    4,198
       2000                   10.10       .43       (.83)  (.40)    (.42)      --  (.42)   9.28     (4.02)   3,730
Class C (10/94)
       2005(e)                10.06       .18       (.12)   .06     (.18)      --  (.18)   9.94       .61   10,471
       2004                    9.92       .37        .14    .51     (.37)      --  (.37)  10.06      5.31   11,025
       2003                    9.69       .40        .24    .64     (.41)      --  (.41)   9.92      6.73    9,703
       2002                    9.64       .43        .06    .49     (.44)      --  (.44)   9.69      5.20    6,614
       2001                    9.20       .44        .45    .89     (.45)      --  (.45)   9.64      9.89    6,591
       2000                   10.02       .44       (.82)  (.38)    (.44)      --  (.44)   9.20     (3.87)   4,730
     Class R (12/86)
       2005(e)                10.11       .21       (.12)   .09     (.21)      --  (.21)   9.99       .97   63,864
       2004                    9.96       .44        .16    .60     (.45)      --  (.45)  10.11      6.16   65,483
       2003                    9.73       .47        .24    .71     (.48)      --  (.48)   9.96      7.59   66,545
       2002                    9.67       .50        .07    .57     (.51)      --  (.51)   9.73      5.96   69,034
       2001                    9.24       .52        .43    .95     (.52)      --  (.52)   9.67     10.58   68,208
       2000                   10.05       .52       (.82)  (.30)    (.51)      --  (.51)   9.24     (3.03)  66,055
-------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                               Ratios/Supplemental Data
                          -------------------------------------------------------------------------
                                                 Before Credit/           After            After Credit/
                                                 Reimbursement       Reimbursement(c)     Reimbursement(d)
MASSACHUSETTS                                 ------------------   ------------------   ------------------
                                       Ratio                Ratio                Ratio
                                      of Net               of Net               of Net
                                     Invest-              Invest-              Invest-
                          Ratio of      ment   Ratio of      ment   Ratio of      ment
                          Expenses    Income   Expenses    Income   Expenses    Income
                                to        to         to        to         to        to
                           Average   Average    Average   Average    Average   Average   Portfolio
Year Ended                     Net       Net        Net       Net        Net       Net    Turnover
February 28/29,             Assets    Assets     Assets    Assets     Assets    Assets        Rate
---------------------------------------------------------------------------------------------------
Class A (9/94)
       2005(e)                 .92%*    4.10%*      .92%*    4.10%*      .91%*    4.11%*        10%
       2004                    .94      4.25        .94      4.25        .93      4.25          22
       2003                    .95      4.62        .95      4.62        .94      4.63          14
       2002                    .94      4.96        .94      4.96        .93      4.97          16
       2001                    .99      5.23        .95      5.27        .94      5.29          13
       2000                    .98      5.15        .96      5.17        .94      5.19          15
Class B (3/97)
       2005(e)                1.67*     3.35*      1.67*     3.35*      1.66*     3.35*         10
       2004                   1.68      3.49       1.68      3.49       1.68      3.50          22
       2003                   1.70      3.87       1.70      3.87       1.69      3.88          14
       2002                   1.69      4.21       1.69      4.21       1.68      4.22          16
       2001                   1.74      4.48       1.70      4.52       1.69      4.54          13
       2000                   1.73      4.40       1.71      4.42       1.69      4.44          15
Class C (10/94)
       2005(e)                1.47*     3.55*      1.47*     3.55*      1.46*     3.56*         10
       2004                   1.48      3.69       1.48      3.69       1.48      3.70          22
       2003                   1.50      4.07       1.50      4.07       1.49      4.08          14
       2002                   1.49      4.42       1.49      4.42       1.48      4.42          16
       2001                   1.54      4.67       1.50      4.71       1.49      4.73          13
       2000                   1.53      4.61       1.51      4.63       1.49      4.64          15
     Class R (12/86)
       2005(e)                 .72*     4.30*       .72*     4.30*       .71*     4.31*         10
       2004                    .73      4.45        .73      4.45        .72      4.45          22
       2003                    .75      4.83        .75      4.83        .74      4.84          14
       2002                    .74      5.16        .74      5.16        .73      5.17          16
       2001                    .79      5.43        .75      5.47        .74      5.48          13
       2000                    .78      5.33        .76      5.35        .74      5.37          15
---------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended August 31, 2004.

                                See accompanying notes to financial statements.

----
25

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations        Less Distributions
                          ---------------------------  -----------------------                    ----------------------------
                                                                                                             Before Credit/
                                                                                                             Reimbursement
MASSACHUSETTS INSURED                                                                                     ------------------
                                                                                                                       Ratio
                                                                                                                      of Net
                                           Net                                                                       Invest-
                                     Realized/                                                            Ratio of      ment
                                    Unrealized                                                            Expenses    Income
                Beginning       Net    Invest-             Net                  Ending             Ending       to        to
                      Net   Invest-       ment         Invest-                     Net                Net  Average   Average
Year Ended          Asset      ment       Gain            ment  Capital          Asset     Total   Assets      Net       Net
February 28/29,     Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)    (000)   Assets    Assets
-------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2005(e)          $10.72      $.21      $(.21) $  --    $(.21)   $  --  $(.21) $10.51       .05% $20,969      .92%*    3.97%*
  2004              10.54       .43        .19    .62     (.44)      --   (.44)  10.72      6.03   21,179      .93      4.11
  2003              10.36       .45        .23    .68     (.47)    (.03)  (.50)  10.54      6.74   23,212      .93      4.36
  2002              10.30       .50        .07    .57     (.49)    (.02)  (.51)  10.36      5.67   16,970      .95      4.78
  2001               9.77       .49        .55   1.04     (.50)    (.01)  (.51)  10.30     10.93   14,669     1.05      4.92
  2000              10.59       .50       (.81)  (.31)    (.50)    (.01)  (.51)   9.77     (2.95)  11,984     1.01      4.99
Class B (3/97)
  2005(e)           10.73       .17       (.21)  (.04)    (.17)      --   (.17)  10.52      (.33)   7,140     1.67*     3.22*
  2004              10.55       .35        .19    .54     (.36)      --   (.36)  10.73      5.24    7,183     1.68      3.37
  2003              10.37       .38        .23    .61     (.40)    (.03)  (.43)  10.55      5.94    6,361     1.68      3.59
  2002              10.31       .42        .07    .49     (.41)    (.02)  (.43)  10.37      4.87    3,574     1.69      4.03
  2001               9.78       .42        .55    .97     (.43)    (.01)  (.44)  10.31     10.06    2,308     1.80      4.17
  2000              10.59       .43       (.81)  (.38)    (.42)    (.01)  (.43)   9.78     (3.59)   1,550     1.76      4.23
Class C (9/94)
  2005(e)           10.71       .18       (.20)  (.02)    (.18)      --   (.18)  10.51      (.15)  12,825     1.47*     3.42*
  2004              10.53       .37        .19    .56     (.38)      --   (.38)  10.71      5.43   12,879     1.48      3.56
  2003              10.35       .40        .22    .62     (.41)    (.03)  (.44)  10.53      6.14   12,935     1.48      3.79
  2002              10.28       .44        .08    .52     (.43)    (.02)  (.45)  10.35      5.17    5,940     1.49      4.25
  2001               9.75       .44        .54    .98     (.44)    (.01)  (.45)  10.28     10.29    1,667     1.60      4.37
  2000              10.56       .45       (.81)  (.36)    (.44)    (.01)  (.45)   9.75     (3.43)   1,355     1.56      4.42
Class R (12/86)
  2005(e)           10.75       .22       (.21)   .01     (.22)      --   (.22)  10.54       .13   51,650      .72*     4.17*
  2004              10.56       .45        .20    .65     (.46)      --   (.46)  10.75      6.30   54,344      .73      4.31
  2003              10.38       .48        .22    .70     (.49)    (.03)  (.52)  10.56      6.91   56,496      .73      4.58
  2002              10.31       .52        .08    .60     (.51)    (.02)  (.53)  10.38      5.95   54,719      .75      4.98
  2001               9.78       .51        .55   1.06     (.52)    (.01)  (.53)  10.31     11.11   53,878      .85      5.12
  2000              10.59       .52       (.80)  (.28)    (.52)    (.01)  (.53)   9.78     (2.68)  51,039      .81      5.17
-------------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                Ratios/Supplemental Data
                ----------------------------------------------------
                                           After            After Credit/
                                      Reimbursement(c)     Reimbursement(d)
MASSACHUSETTS INSURED               ------------------   ------------------
                             Ratio                Ratio
                            of Net               of Net
                           Invest-              Invest-
                Ratio of      ment   Ratio of      ment
                Expenses    Income   Expenses    Income
                      to        to         to        to
                 Average   Average    Average   Average   Portfolio
Year Ended           Net       Net        Net       Net    Turnover
February 28/29,   Assets    Assets     Assets    Assets        Rate
--------------------------------------------------------------------
Class A (9/94)
  2005(e)            .92%*    3.97%*      .91%*    3.97%*        20%
  2004               .93      4.11        .92      4.12          36
  2003               .93      4.36        .92      4.38          18
  2002               .95      4.78        .92      4.81          23
  2001              1.05      4.92       1.04      4.93           8
  2000              1.01      4.99       1.00      5.00          10
Class B (3/97)
  2005(e)           1.67*     3.22*      1.66*     3.22*         20
  2004              1.68      3.37       1.67      3.37          36
  2003              1.68      3.59       1.67      3.61          18
  2002              1.69      4.03       1.67      4.06          23
  2001              1.80      4.17       1.79      4.18           8
  2000              1.76      4.23       1.75      4.24          10
Class C (9/94)
  2005(e)           1.47*     3.42*      1.46*     3.42*         20
  2004              1.48      3.56       1.47      3.57          36
  2003              1.48      3.79       1.47      3.81          18
  2002              1.49      4.25       1.46      4.27          23
  2001              1.60      4.37       1.59      4.38           8
  2000              1.56      4.42       1.55      4.43          10
Class R (12/86)
  2005(e)            .72*     4.17*       .71*     4.17*         20
  2004               .73      4.31        .72      4.32          36
  2003               .73      4.58        .72      4.59          18
  2002               .75      4.98        .73      5.00          23
  2001               .85      5.12        .84      5.13           8
  2000               .81      5.17        .80      5.19          10
--------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended August 31, 2004.

                                See accompanying notes to financial statements.

----
26

                                     Notes

--------------------------------------------------------------------------------
27

                                     Notes

--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Registered     Nuveen Investor Services
                         Public Accounting Firm     P.O. Box 8530
                         PricewaterhouseCoopers LLP Boston, MA 02266-8530
                         Chicago, IL                (800) 257-8787

                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.


Average Duration: Duration is a measure of the sensitivity of a bond or bond fund's value to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.




SEC 30-Day Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments and (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30; are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
29

                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Managing approximately $107 billion in
                                  assets, Nuveen Investments provides
                                  high-quality investment services that
                                  contribute to the building of well
                                  diversified investment portfolios. The
                                  Company serves institutional clients,
                                  financial advisors and high-net-worth
                                  investors. The firm's asset management
                                  capabilities are marketed through four
                                  distinct brands, each with an independent investment team and area of expertise; Nuveen, focused on fixed-income investments; NWQ, specializing in value-style equities; Rittenhouse, dedicated to conservative growth-style equities; and Symphony, with expertise in alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MSA-MA-0804D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable to this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment hereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/mf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date November 5, 2004
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date November 5, 2004
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date November 5, 2004
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.